                                                                    EXHIBIT 10.4


                                                                  EXECUTION COPY

================================================================================








                             CONTRIBUTION AGREEMENT

                                 BY AND BETWEEN

                             SONOCO PRODUCTS COMPANY

                                       AND

                              AHLSTROM CORPORATION

                                      DATED

                                 APRIL 19, 2004









================================================================================

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
1.       DEFINITIONS.............................................................................................1
2.       FORMATION AND CONTRIBUTION..............................................................................2
         2.1      Formation of the Joint Venture.................................................................2
         2.2      Contribution and Ownership.....................................................................2
3.       CLOSING.................................................................................................3
         3.1      Date and Place of Closing......................................................................3
         3.2      Closing Actions................................................................................3
4.       POST CLOSING REVIEW.....................................................................................7
         4.1      Understanding of the Parties...................................................................7
         4.2      Delivery and Review of Closing Statements......................................................8
         4.3      Disputes......................................................................................11
         4.4      Schedule of Payments..........................................................................12
         4.5      Joint Venture Starting Balance Sheet..........................................................12
         4.6      Accounting Issue Dispute Resolution Procedures................................................12
5.       UNDERTAKINGS AND COVENANTS.............................................................................13
         5.1      Completion of Reorganization; Interim Period Adjustments......................................13
         5.2      Access to Records and Properties..............................................................14
         5.3      Consents and Approvals; Undertakings to Competition Authorities...............................14
         5.4      Operation of Business During the Interim Period...............................................15
         5.5      Exclusivity...................................................................................18
         5.6      Public Announcements..........................................................................19
         5.7      Subsequent Events.............................................................................19
         5.8      Further Assurances............................................................................19
         5.9      Release of Guarantees.........................................................................20
         5.10     Repayment of Intercompany Debt................................................................20
         5.11     Karhula Services..............................................................................21
         5.12     Use of Ahlstrom Name, Labels, Corporate Names, Etc............................................21
         5.13     Paperinkerays Oy..............................................................................22
         5.14     UK Pension....................................................................................22
6.       REPRESENTATIONS AND WARRANTIES OF SONOCO PRODUCTS......................................................23
         6.1      Organization; Power and Authority; Good Standing..............................................24
         6.2      Authorization, Execution, Enforceability and No Conflicts.....................................24
         6.3      Ownership of Sonoco Holding Companies and Sonoco Operating Companies..........................25
         6.4      Bankruptcy....................................................................................26
         6.5      Distributions.................................................................................26
         6.6      Employee Remuneration.........................................................................26

         6.7      Financial Statements..........................................................................27
         6.8      Absence of Undisclosed Liabilities............................................................27
         6.9      Absence of Changes............................................................................28
         6.10     Outstanding Borrowings; Intercompany Debt.....................................................30
         6.11     Related Party Transactions....................................................................30
         6.12     Compliance with Laws..........................................................................31
         6.13     Taxes.........................................................................................32
         6.14     Real Property.................................................................................33
         6.15     Environmental and Safety......................................................................34
         6.16     Title to Assets...............................................................................35
         6.17     Insurance.....................................................................................36
         6.18     Intellectual Property.........................................................................36
         6.19     Leased Personal Property......................................................................37
         6.20     Certain Material Agreements...................................................................38
         6.21     Litigation; Disputes..........................................................................40
         6.22     Labor Relations...............................................................................41
         6.23     Investment Representations....................................................................42
         6.24     Subsidies.....................................................................................42
         6.25     UK Pension....................................................................................42
         6.26     Completeness of Contribution..................................................................42
7.       REPRESENTATIONS AND WARRANTIES OF AHLSTROM CORP........................................................43
         7.1      Organization; Power and Authority; Good Standing..............................................43
         7.2      Authorization, Execution, Enforceability and No Conflicts.....................................43
         7.3      Ownership of Ahlstrom Holding Companies and Ahlstrom Operating Companies......................45
         7.4      Bankruptcy....................................................................................46
         7.5      Distributions.................................................................................46
         7.6      Employee Remuneration.........................................................................46
         7.7      Financial Statements..........................................................................46
         7.8      Absence of Undisclosed Liabilities............................................................47
         7.9      Absence of Changes............................................................................47
         7.10     Outstanding Borrowings; Intercompany Debt.....................................................49
         7.11     Related Party Transactions....................................................................49
         7.12     Compliance with Laws..........................................................................50
         7.13     Taxes.........................................................................................51
         7.14     Real Property.................................................................................52
         7.15     Environmental and Safety......................................................................54
         7.16     Title to Assets...............................................................................55
         7.17     Insurance.....................................................................................55
         7.18     Intellectual Property.........................................................................55
         7.19     Leased Personal Property......................................................................57
         7.20     Certain Material Agreements...................................................................57

         7.21     Litigation; Disputes..........................................................................59
         7.22     Labor Relations...............................................................................60
         7.23     Investment Representations....................................................................61
         7.24     Subsidies.....................................................................................61
         7.25     Completeness of Contribution..................................................................61
8.       CONDITIONS TO OBLIGATION OF SONOCO PRODUCTS............................................................61
         8.1      Representations and Warranties................................................................62
         8.2      Performance...................................................................................62
         8.3      Legal Proceedings.............................................................................62
         8.4      Change in Law.................................................................................62
         8.5      Absence of Ahlstrom Material Adverse Effect...................................................63
         8.6      Required Consents.............................................................................63
         8.7      Required Competition Filings..................................................................63
         8.8      Ahlstrom Reorganization.......................................................................63
         8.9      China Purchase................................................................................63
         8.10     Works Council Consultation....................................................................63
9.       CONDITIONS TO OBLIGATION OF AHLSTROM CORP..............................................................64
         9.1      Representations and Warranties................................................................64
         9.2      Performance...................................................................................64
         9.3      Legal Proceedings.............................................................................64
         9.4      Change in Law.................................................................................65
         9.5      Absence of Sonoco Material Adverse Effect.....................................................65
         9.6      Required Consents.............................................................................65
         9.7      Required Competition Filings..................................................................65
         9.8      Sonoco Reorganization.........................................................................65
         9.9      China Purchase................................................................................66
         9.10     Works Council Consultation....................................................................66
10.      SURVIVAL; INDEMNIFICATION; REMEDIES....................................................................66
         10.1     Survival of Representations and Warranties....................................................66
         10.2     Agreement of Sonoco Products to Indemnify.....................................................67
         10.3     Agreement of Ahlstrom Corp to Indemnify.......................................................68
         10.4     Indemnification Procedures....................................................................70
         10.5     Remedies Exclusive and Cumulative.............................................................72
11.      TERMINATION............................................................................................73
         11.1     Termination...................................................................................73
         11.2     Effect of Termination.........................................................................73
12.      GENERAL PROVISIONS.....................................................................................74
         12.1     Additional Actions and Documents..............................................................74
         12.2     No Brokers....................................................................................74
         12.3     Expenses......................................................................................74
         12.4     Assignment....................................................................................75
         12.5     Entire Agreement; Amendments..................................................................75
         12.6     Waiver........................................................................................76

         12.7     Governing Law; Service of Process.............................................................76
         12.8     Arbitration...................................................................................76
         12.9     Severability..................................................................................78
         12.10    Notices.......................................................................................78
         12.11    Interpretation; Headings......................................................................79
         12.12    Limitation on Benefits........................................................................80
         12.13    Successors and Assigns........................................................................80

                                LIST OF EXHIBITS
                            TO CONTRIBUTION AGREEMENT



-------------------------------------------------------------------------------

 EXHIBIT                                DESCRIPTION
-------------------------------------------------------------------------------
Exhibit A     Definitions
-------------------------------------------------------------------------------
Exhibit B     Organizational Chart of Sonoco and its Affiliates and Other
              Entities Engaged in the Sonoco Business
-------------------------------------------------------------------------------
Exhibit C     Organizational Chart of Ahlstrom and its Affiliates and Other
              Entities Engaged in the Ahlstrom Business
-------------------------------------------------------------------------------
Exhibit D     Form of Initial Articles of Association of the Joint Venture
-------------------------------------------------------------------------------
Exhibit E     Business Plan
-------------------------------------------------------------------------------
Exhibit F     Form of Minutes of Initial Joint Venture Shareholder's Meeting
-------------------------------------------------------------------------------
Exhibit G     Form of New Articles of Association of the Joint Venture
-------------------------------------------------------------------------------
Exhibit H     List of New Directors
-------------------------------------------------------------------------------
Exhibit I     Form of Shareholders' Agreement
-------------------------------------------------------------------------------
Exhibit J     Form of Joint Venture/Sonoco IP License Agreement
-------------------------------------------------------------------------------
Exhibit K     Form of SDI IP License Agreement
-------------------------------------------------------------------------------
Exhibit L     Form of Services Agreement
-------------------------------------------------------------------------------
Exhibit M     Form of Joint Venture Supply Agreement
-------------------------------------------------------------------------------
Exhibit N     Form of Representation Agreement
-------------------------------------------------------------------------------
Exhibit O     Form of VP Supply Agreement
-------------------------------------------------------------------------------
Exhibit P     Form of Opinion of Ahlstrom General Counsel
-------------------------------------------------------------------------------
Exhibit Q     Form of Minutes of Board of Directors' Meeting
-------------------------------------------------------------------------------
Exhibit R     Equalization Statement
-------------------------------------------------------------------------------
Exhibit S     Description of Sonoco Reorganization
-------------------------------------------------------------------------------
Exhibit T     Description of Ahlstrom Reorganization
-------------------------------------------------------------------------------
Exhibit U     Ahlstrom Accounting Principles
-------------------------------------------------------------------------------

                                LIST OF SCHEDULES
                            TO CONTRIBUTION AGREEMENT



-------------------------------------------------------------------------------

   SCHEDULE                         DESCRIPTION
-------------------------------------------------------------------------------
Schedule 5.3       List of Required Competition Filings
-------------------------------------------------------------------------------
Schedule 5.10      List of Intercompany Debt and Applicable Rate of Interest
-------------------------------------------------------------------------------
Schedule 5.14      UK Pension Plan Accounting Principles
-------------------------------------------------------------------------------
Schedule 6.1       Sonoco Charter Documents
-------------------------------------------------------------------------------
Schedule 6.2       Sonoco Consents
-------------------------------------------------------------------------------
Schedule 6.3       Sonoco Group Capitalization and Ownership Structure
-------------------------------------------------------------------------------
Schedule 6.6       Sonoco Employee Remuneration
-------------------------------------------------------------------------------
Schedule 6.7       Sonoco Financial Statements
-------------------------------------------------------------------------------
Schedule 6.8       Sonoco Undisclosed Liabilities
-------------------------------------------------------------------------------
Schedule 6.9       Sonoco Absence of Changes
-------------------------------------------------------------------------------
Schedule 6.10      Sonoco Outstanding Borrowings; Intercompany Debt
-------------------------------------------------------------------------------
Schedule 6.11      Sonoco Related Party Transactions
-------------------------------------------------------------------------------
Schedule 6.12      Sonoco Compliance with Laws
-------------------------------------------------------------------------------
Schedule 6.13      Sonoco Tax Consolidation Agreements
-------------------------------------------------------------------------------
Schedule 6.14      Sonoco Real Property
-------------------------------------------------------------------------------
Schedule 6.15      Sonoco Environmental and Safety
-------------------------------------------------------------------------------
Schedule 6.18      Sonoco Intellectual Property
-------------------------------------------------------------------------------
Schedule 6.19      Sonoco Leased Personal Property
-------------------------------------------------------------------------------
Schedule 6.20      Sonoco Material Agreement
-------------------------------------------------------------------------------
Schedule 6.21      Sonoco Litigation; Disputes
-------------------------------------------------------------------------------
Schedule 6.22      Sonoco Labor Relations
-------------------------------------------------------------------------------
Schedule 6.24      Sonoco Subsidies
-------------------------------------------------------------------------------
Schedule 7.1       Ahlstrom Charter Documents
-------------------------------------------------------------------------------
Schedule 7.2       Ahlstrom Consents
-------------------------------------------------------------------------------
Schedule 7.3       Ahlstrom Group Capitalization and Ownership Structure
-------------------------------------------------------------------------------
Schedule 7.6       Ahlstrom Employee Remuneration
-------------------------------------------------------------------------------
Schedule 7.7       Ahlstrom Financial Statements
-------------------------------------------------------------------------------
Schedule 7.8       Ahlstrom Undisclosed Liabilities
-------------------------------------------------------------------------------
Schedule 7.9       Ahlstrom Absence of Changes
-------------------------------------------------------------------------------
Schedule 7.10      Ahlstrom Outstanding Borrowings; Intercompany Debt
-------------------------------------------------------------------------------
Schedule 7.11      Ahlstrom Related Party Transactions
-------------------------------------------------------------------------------
Schedule 7.12      Ahlstrom Compliance with Laws
-------------------------------------------------------------------------------
Schedule 7.13      Ahlstrom Tax Consolidation Agreements
-------------------------------------------------------------------------------
Schedule 7.14      Ahlstrom Real Property
-------------------------------------------------------------------------------
Schedule 7.15      Ahlstrom Environmental and Safety
-------------------------------------------------------------------------------

Schedule 7.18      Ahlstrom Intellectual Property
-------------------------------------------------------------------------------
Schedule 7.19      Ahlstrom Leased Personal Property
-------------------------------------------------------------------------------
Schedule 7.20      Ahlstrom Material Agreements
-------------------------------------------------------------------------------
Schedule 7.21      Ahlstrom Litigation; Disputes
-------------------------------------------------------------------------------
Schedule 7.22      Ahlstrom Labor Relations
-------------------------------------------------------------------------------
Schedule 7.24      Ahlstrom Subsidies
-------------------------------------------------------------------------------

                             CONTRIBUTION AGREEMENT


         This CONTRIBUTION AGREEMENT (this "CONTRIBUTION AGREEMENT") is entered into on April 19, 2004 by and between Sonoco Products Company, a company incorporated under the laws of South Carolina, located at One North Second Street, Hartsville, South Carolina, 29550, U.S.A. ("SONOCO PRODUCTS"), and Ahlstrom Corporation, a company incorporated under the laws of Finland, with its registered office at Etelaesplanadi 14, 00130, Helsinki, Finland ("AHLSTROM CORP"). Each of Sonoco Products and Ahlstrom Corp is hereinafter referred to individually as a "Party" and collectively as the "PARTIES."

                             RECITALS OF THE PARTIES

         A. Sonoco Products, through its Affiliates and other entities in which it has an ownership interest as of the Closing included in the organizational chart set forth on Exhibit B, is engaged in the paper core/tube and core board business in Europe (the "SONOCO BUSINESS");

         B. Ahlstrom Corp, through its Affiliates and other entities in which it has an ownership interest as of the Closing included in the organizational chart set forth on Exhibit C is engaged in the paper core/tube and core board business in Europe (the "AHLSTROM BUSINESS");

         C. The Parties desire to create a joint venture through the combination of the Sonoco Business and the Ahlstrom Business (the "TRANSACTION") in a holding company to be organized under the laws of Luxembourg (the "JOINT VENTURE");

         D. This Contribution Agreement is being entered into by the Parties to set forth the terms and conditions pursuant to which the Sonoco Business and the Ahlstrom Business will be contributed to the Joint Venture in exchange for Joint Venture shares; and

         E. Upon completion of the transactions contemplated by this Contribution Agreement, Sonoco Products and Ahlstrom Corp will, directly or indirectly, own 64.5% and 35.5%, respectively, of the Joint Venture shares.

         NOW, THEREFORE, the Parties hereby agree as follows:

1.       DEFINITIONS

         For all purposes of this Contribution Agreement, capitalized terms used herein shall have the meanings ascribed to such terms in Exhibit A.

2.       FORMATION AND CONTRIBUTION

         2.1      FORMATION OF THE JOINT VENTURE

                  (a) Prior to the Closing, Sonoco Products shall cause the formation of the Joint Venture as a limited liability company (Societe a Responsabilite Limitee) pursuant to the laws of Luxembourg under the corporate name "Sonoco - JV S.a r.l.".

                  (b) The Joint Venture shall have an initial registered share capital of EUR12,500, which Sonoco Products shall cause to be paid in full to the Joint Venture in cash prior to the registration of the Joint Venture with the Commercial Register of Luxembourg, Grand Duchy of Luxembourg.

                  (c) The initial articles of association of the Joint Venture shall be executed in the form attached as Exhibit D.

                  (d) Sonoco Products undertakes to ensure through the Closing:
(i) that the Joint Venture will not carry out any activity, enter into any Agreements or assume any Liabilities; and (ii) that none of the shares in the Joint Venture are Transferred and no Encumbrance is created with respect to such shares, except, in each of (i) and (ii), as may be required under the laws of Luxembourg in connection with the Joint Venture's formation or as specifically contemplated in this Contribution Agreement.

                  (e) The initial five-year strategic business plan of the Joint Venture is attached as Exhibit E (the "BUSINESS PLAN").

         2.2      CONTRIBUTION AND OWNERSHIP

                  (a) Sonoco Contribution and Ownership. On the Closing, in accordance with, and subject to, the provisions of this Contribution Agreement:
(i) Sonoco Products shall cause to be contributed, assigned, transferred and conveyed to the Joint Venture by way of contribution in kind (Sacheinlage) the Sonoco Contributed Shares, free and clear of all Encumbrances (other than the Encumbrances listed on Schedule 6.3) and together with all rights which are on the Closing Date, or may thereafter become, attached to them (including the right to receive all undistributed profits, dividends and distributions), and the Joint Venture shall accept the Sonoco Contributed Shares (the "SONOCO CONTRIBUTION"); and (ii) the Joint Venture shall issue to Sonoco Luxco Class A shares of the Joint Venture in a nominal amount of EUR 25 representing, together with all shares previously owned by Sonoco Luxco, 64.5% of the issued and outstanding shares, of all classes, of the Joint Venture as of the Closing Date (the "SONOCO SHARES") and a share reserve account in the maximum amount possible to be agreed further by the

Parties prior to the Closing Date that would not reasonably be expected to cause any additional capital Tax Liability to any Party or any of their Affiliates.

                  (b) Ahlstrom Contribution and Ownership. On the Closing, in accordance with, and subject to, the provisions of this Contribution Agreement:
(i) Ahlstrom Corp shall cause to be contributed, assigned, transferred and conveyed to the Joint Venture by way of contribution in kind (Sacheinlage) the Ahlstrom Contributed Shares, free and clear of all Encumbrances (other than the Encumbrances listed on Schedule 7.3) and together with all rights which are on the Closing Date, or may thereafter become, attached to them (including the right to receive all undistributed profits, dividends and distributions), and the Joint Venture shall accept the Ahlstrom Contributed Shares (the "AHLSTROM CONTRIBUTION"); and (ii) the Joint Venture shall issue to Ahlstrom Holding Class B shares of the Joint Venture in a nominal amount of EUR 25 representing 35.5% of the issued and outstanding shares, of all classes, of the Joint Venture as of the Closing Date (the "AHLSTROM SHARES") and a share reserve account in the maximum amount possible to be agreed further by the Parties prior to the Closing Date that would not reasonably be expected to cause any additional capital Tax Liability to any Party or any of their Affiliates.

3.       CLOSING

         3.1      DATE AND PLACE OF CLOSING

                  The Closing of the Transaction (the "CLOSING") shall take place at the offices of Hogan & Hartson Raue L.L.P., Potsdamer Platz 1, 10785 Berlin, Germany, on the last Business Day of the calendar month in which the conditions precedent to the Closing set forth in Sections 8 and 9 have been satisfied or waived by the Party for whose benefit the condition exists (to the extent such conditions may be waived), with effect as of the last day of such calendar month or such other date as is mutually agreed upon by the Parties (the "CLOSING DATE").

         3.2      CLOSING ACTIONS

                  At the Closing, the Parties shall take, or cause their relevant Affiliates to take, the following actions in the sequence of (a) through (h) below:

                  (a) Joint Venture Shareholder's Meeting. The holding by Sonoco Luxco of a shareholder's meeting of the Joint Venture before a Luxembourg notary resolving as substantially set forth in the draft minutes attached as Exhibit F, including that: (i) the stated capital of the Joint Venture shall be increased by the Sonoco Contribution and the Ahlstrom Contribution; (ii) new shares shall be created and issued to Sonoco Luxco and Ahlstrom Holding, respectively; (iii) the initial articles of association of the Joint Venture, attached as Exhibit D, shall be amended by adopting new articles of association substantially in the form of Exhibit G;
(iv) the new directors listed in Exhibit H shall be appointed; and (v) the accounting rules and procedures with respect to the application of International Accounting Standards to be used by the Joint Venture shall be adopted.

                  (b) Share Transfer Agreements and Deeds.

                           (i) The authorization and execution by the Joint Venture and Sonoco Luxco of share transfer agreements, notarial deeds or comparable documents, as applicable, with respect to the transfer to the Joint Venture of the Sonoco Contributed Shares in the form customary for the jurisdiction of organization of the Sonoco Group company represented by such Sonoco Contributed Shares and reasonably acceptable to Ahlstrom Corp; and

                           (ii) The authorization and execution by the Joint Venture, Ahlstrom Corp and Ahlstrom Holding, of a notarial deed with respect to the transfer to the Joint Venture of the Ahlstrom Contributed Shares in the form customary in Germany and reasonably acceptable to Sonoco Products.

                  (c) Registration of Sonoco Shares and Ahlstrom Shares. The registration by the Joint Venture of the newly created and issued Sonoco Shares and Ahlstrom Shares in the name of Sonoco Luxco and Ahlstrom Holding, respectively in the stock book of the Joint Venture;

                  (d) Resignation of Initial Joint Venture Directors. The delivery by Sonoco Products or its Affiliate of the resignation letters of all directors of the Joint Venture;

                  (e) Related Documents.

                           (i) The authorization and execution by Sonoco Luxco and Sonoco Products, on the one hand, and Ahlstrom Holding and Ahlstrom Corp, on the other hand, of the Shareholders' Agreement substantially in the form of
                                    Exhibit I (the "SHAREHOLDERS' AGREEMENT");

                           (ii) The authorization and execution by Sonoco Products, as licensee, and the Joint Venture, as licensor, of an IP License Agreement substantially in the form of Exhibit J (the "JOINT VENTURE/SONOCO IP LICENSE AGREEMENT");

                           (iii) The delivery of an authorized and executed IP License Agreement by and between Sonoco Development Inc., as licensor, and Sonoco Newco Gibraltar, as licensee, substantially in the form of Exhibit K (the "SDI IP LICENSE AGREEMENT"), together with documents in customary form evidencing that the SDI IP License Agreement has been (1) assigned by Sonoco Newco Gibraltar to Sonoco Luxco and
                                    (2) contributed by Sonoco Luxco to Sonoco
                                    Newco Swiss;

                           (iv) The authorization and execution by each of Sonoco Products or its affiliate and Ahlstrom Corp and its affiliate, as the case may be, and the Joint Venture, respectively, of Services Agreements substantially in the form of, and for the services described on the exhibits to such Services Agreements set forth on, Exhibit L (the "SERVICES AGREEMENTS");

                           (v) The authorization and execution by the Joint Venture or its Affiliate and Ahlstrom Corp or its Affiliate of a Supply Agreement substantially in the form of Exhibit M (the "JOINT VENTURE SUPPLY AGREEMENT");

                           (vi) The authorization and execution by the Joint Venture or its Affiliate and Ahlstrom Corp of a Representation Agreement, pursuant to which Ahlstrom Corp shall exercise its rights as a shareholder in Paperinkerays Oy in the interest and at the direction of the Joint Venture, substantially in the form of Exhibit N (the "REPRESENTATION AGREEMENT"); and

                           (vii) The authorization and execution by each of the Joint Venture and Ahlstrom Corp of a Supply Agreement substantially in the form of Exhibit O (the "VP SUPPLY AGREEMENT").

                  (f) Charter Documents.

                           (i) The delivery by Ahlstrom Corp of copies of the following supporting documents (in form and substance reasonably satisfactory to Sonoco Products):

                                    (A)      trade register extract or
                                             comparable document in effect on
                                             the Closing Date from an
                                             appropriate Governmental Authority,
                                             dated as of a date
                                             reasonably close in time to the
                                             Closing Date, of each of the
                                             Ahlstrom Holding Companies and the
                                             Ahlstrom Operating Companies as in
                                             effect on the Closing Date, if the
                                             trade register extract or
                                             comparable document for any such
                                             entity set forth on Schedule 7.1 is
                                             no longer true, correct and
                                             complete as of the Closing Date;
                                             and

                                    (B)      (i) a true, correct and complete
                                             copy of each of the articles of
                                             association and by-laws (or
                                             comparable documents) of each of
                                             the Ahlstrom Holding Companies and
                                             the Ahlstrom Operating Companies as
                                             in effect on the Closing Date, if
                                             the articles of association or
                                             by-laws (or comparable documents)
                                             for any such entity set forth on
                                             Schedule 7.1 are no longer true,
                                             correct and complete as of the
                                             Closing Date; and (ii) (1) an
                                             opinion of the general counsel of
                                             Ahlstrom Corp as to the
                                             authorization, execution and
                                             performance of the Contribution
                                             Agreement and the Related Documents
                                             by Ahlstrom Corp in the form of
                                             Exhibit P, and (2) a true, correct
                                             and complete copy of all
                                             resolutions adopted by the board of
                                             managers or board of directors (and
                                             any committees thereof), and the
                                             unitholders or stockholders, of
                                             each of the Ahlstrom Holding
                                             Companies and the Ahlstrom
                                             Operating Companies (as applicable)
                                             authorizing the execution and
                                             performance of this Contribution
                                             Agreement and the Related
                                             Documents.

                           (ii) The delivery by Sonoco Products of copies of the following supporting documents (in form and substance reasonably satisfactory to Ahlstrom Corp):

                                    (A)      trade register extract or
                                             comparable document in effect on
                                             the Closing Date from an
                                             appropriate Governmental Authority,
                                             dated as of a date reasonably close
                                             in time to the Closing Date, of
                                             each of the Sonoco Holding
                                             Companies and the Sonoco Operating
                                             Companies as in effect on the
                                             Closing Date, if the trade register
                                             extract or comparable document for
                                             any such entity set forth on
                                             Schedule 6.1 is no longer true,
                                             correct and complete as of the
                                             Closing Date; and

                                    (B)      (i) a true, correct and complete
                                             copy of each of the articles of
                                             association and by-laws (or
                                             comparable documents) of each of
                                             the Sonoco Holding Companies and
                                             the Sonoco Operating Companies as
                                             in effect on the Closing Date, if
                                             the articles of association or
                                             by-laws (or comparable documents)
                                             for any such entity set forth on
                                             Schedule 6.1 are no longer
                                             accurate; and (ii) a true, correct
                                             and complete copy of all
                                             resolutions adopted by the board of
                                             managers or board of directors (and
                                             any committees thereof), and the
                                             unitholders or stockholders, of
                                             each such entity (as applicable)
                                             authorizing the execution and
                                             performance of this Contribution
                                             Agreement and the Related
                                             Documents.

                  (g) Board of Directors' Meeting. The holding of a board of directors' meeting of the Joint Venture resolving substantially as set forth in the draft minutes attached as Exhibit Q including that: (i) the appointment of James A. Harrell, III, as chief executive officer shall be approved; (ii) the Business Plan shall be adopted; and (iii) the annual budget of the Joint Venture shall be adopted.

4.       POST CLOSING REVIEW

         4.1      UNDERSTANDING OF THE PARTIES

                  The Parties agree that:

                  (a) each of the Sonoco Reorganization and the Sonoco Contribution as well as the Ahlstrom Reorganization and the Ahlstrom Contribution shall be carried out with economic effect as of December 31, 2003;

                  (b) the equalization statement attached as Exhibit R (the "EQUALIZATION STATEMENT") sets forth:

                          (i) the pro forma Sonoco Financial Statements described in Section 6.7(a)(ii) and attached as Schedule 6.7 and the pro forma Ahlstrom Financial Statement described in Section 7.7(a)(ii) and attached as Schedule 7.7;

                          (ii) the aggregate value of the Net Cash/Interest Bearing Debt of the Sonoco Holding Companies and Sonoco Operating Companies as of December 31, 2003, calculated on a consolidated basis, which value is intended to reflect the results of the Sonoco Reorganization as if such reorganization was completed as of December 31, 2003.

                          (iii) the aggregate value of the Net Cash/Interest Bearing Debt of the Ahlstrom Holding Companies and Ahlstrom Operating Companies as of December 31, 2003, calculated on a consolidated basis, which value is intended to reflect the results of the Ahlstrom Reorganization as if such reorganization was completed as of December 31, 2003; and

                          (iv) the agreed Sonoco Equalization Amount and the Ahlstrom Equalization Amount calculated in a manner more fully described in the Equalization Statement and to be settled in accordance with Sections 5.1(c) and 5.1.(d), respectively;

                  (c) there shall be no transactions of the Sonoco Holding Companies, Sonoco Operating Companies and the Sonoco Predecessor Companies with other Sonoco entities occurring during the period from December 31, 2003 until the Closing Date (the "REFERENCE PERIOD") other than transactions contemplated by and occurring in connection with the Sonoco Reorganization or necessary for the settlement of the Equalization Amount, contemplated by the Equalization Statement or Section 6.5, or transactions occurring in the Ordinary Course of Business of the Sonoco Business (the "SONOCO PROHIBITED TRANSACTIONS");

                  (d) there shall be no transactions of the Ahlstrom
Holding Companies and Ahlstrom Operating Companies with other Ahlstrom entities occurring during the Reference Period, other than transactions contemplated by and occurring in connection with the Ahlstrom Reorganization or necessary for the settlement of the Equalization Amount, contemplated by the Equalization Statement, or transactions occurring in the Ordinary Course of Business of the Ahlstrom Business (the "AHLSTROM PROHIBITED TRANSACTIONS"); and

                  (e) all transactions contemplated under this Section 4.1 will be carried out with economic effect as if they had been carried out on December 31, 2003, applying an interest rate of 3 % per annum as applicable.

         4.2      DELIVERY AND REVIEW OF CLOSING STATEMENTS

                  (a) As soon as practicable after the Closing Date (but in no case later than 45 days after the Closing Date):

                           (i) Sonoco Products shall cause to be prepared and delivered to Ahlstrom Corp:

                                    (A)      a statement identifying all
                                             deviations from the Sonoco
                                             Reorganization as contemplated by
                                             this Agreement and the Equalization
                                             Statement (the "SONOCO
                                             REORGANIZATION DEVIATIONS");

                                    (B)      a statement describing the
                                             difference, if any, between the
                                             actual aggregate value of the
                                             consolidated Net Cash/Interest
                                             Bearing Debt of the Sonoco Holding
                                             Companies and Sonoco Operating
                                             Companies as of December 31, 2003,
                                             which value shall reflect the
                                             results of the Sonoco
                                             Reorganization as if such
                                             reorganization was completed as of
                                             December 31, 2003, and the
                                             aggregate value of the consolidated
                                             Net Cash/Interest Bearing Debt of
                                             each of the Sonoco Holding
                                             Companies and Sonoco Operating
                                             Companies as set forth in the
                                             Equalization Statement; and

                                    (C)      a statement identifying all Sonoco
                                             Prohibited Transactions occurring
                                             during the Reference Period, if
                                             any;

                                    each of (A), (B) and (C) prepared in
                                    accordance with U.S. GAAP and the principles upon which the Sonoco Financial Statements were prepared (collectively, the "SONOCO CLOSING STATEMENTS"); and identifying separately the adjustments that have been carried out to calculate the economic benefit as of December 31, 2003; and

                           (ii) Ahlstrom Corp shall cause to be prepared and delivered to Sonoco Products:

                                    (A)      a statement identifying all
                                             deviations from the Ahlstrom
                                             Reorganization as contemplated by
                                             this Agreement and the Equalization
                                             Statement (the "AHLSTROM
                                             REORGANIZATION DEVIATIONS");

                                    (B)      a statement describing the
                                             difference, if any, between the
                                             actual aggregate value of the
                                             consolidated Net Cash/Interest
                                             Bearing Debt of the Ahlstrom
                                             Holding Companies and Ahlstrom
                                             Operating Companies as of December
                                             31, 2003,
                                             which value shall reflect the
                                             results of the Ahlstrom
                                             Reorganization as if such
                                             reorganization was completed as of
                                             December 31, 2003, and the
                                             aggregate value of the consolidated
                                             Net Cash/Interest Bearing Debt of
                                             each of the Ahlstrom Holding
                                             Companies and the Ahlstrom
                                             Operating Companies as set forth on
                                             the Equalization Statement; and

                                    (C)      a statement identifying all
                                             Ahlstrom Prohibited Transactions
                                             occurring during the Reference
                                             Period, if any;

                                    each of (A), (B) and (C) prepared in
                                    accordance with Ahlstrom Accounting
                                    Principles and the principles upon which the Ahlstrom Financial Statements were prepared (the "AHLSTROM CLOSING STATEMENTS" and together with the Sonoco Closing Statement, the "CLOSING STATEMENTS"), and identifying separately the adjustments that have been carried out to calculate the economic benefit as of December 31, 2003.

                  (b) Each of Sonoco Products and its auditors and Ahlstrom
Corp and its auditors shall conduct a review of the Ahlstrom Closing Statements and the Sonoco Closing Statements, respectively, and shall use good faith efforts to agree in writing upon: (i) the occurrence, and the net financial statement impact, of each of the Sonoco Reorganization Deviations and the Ahlstrom Reorganization Deviations, if any, (ii) the difference, if any, in the aggregate amount of the consolidated Net Cash/Interest Bearing Debt as described in the Sonoco Closing Statements and the Ahlstrom Closing Statements, respectively, as against the amount of such item set forth on the Equalization Statement, (iii) the occurrence, and the net financial statement impact, of each of the Sonoco Prohibited Transactions and the Ahlstrom Prohibited Transactions, if any, and (iv) the payments, if any, required to be made by Sonoco Products or Ahlstrom Corp, as the case may be, to, or Distributions to Sonoco Products or Ahlstrom Corp, as the case may be, from, the Joint Venture in order to (A) eliminate such net financial statement impact of each of the Sonoco Reorganization Deviations and the Ahlstrom Reorganization Deviations, (B) correct for any such differences in Net Cash/Interest Bearing Debt and (C) eliminate such net financial statement impact of each of the Sonoco Prohibited Transactions and the Ahlstrom Prohibited Transactions (such written agreement, the "SETTLEMENT AGREEMENT"). For the avoidance of doubt, and unless otherwise agreed by the Parties, (x) if the aggregate amount of the consolidated Net Cash/Interest Bearing Debt described on the Sonoco Closing Statement or the Ahlstrom Closing

Statement, as the case may be, is greater than the aggregate amount of the consolidated Net Cash/Interest Bearing Debt described on the Equalization Statement, then the Joint Venture shall be obligated to make a Distribution to Sonoco Products or Ahlstrom Corp, as the case may be, in an amount equal to the amount of such difference and (y) if the aggregate amount of the consolidated Net Cash/Interest Bearing Debt described on the Sonoco Closing Statement or the Ahlstrom Closing Statement, as the case may be, is less than the aggregate amount of the consolidated Net Cash/Interest Bearing Debt described on the Equalization Statement, then Sonoco Products or Ahlstrom Corp, as the case may be, shall be obligated to make a payment to the Joint Venture in an amount equal to the amount of such difference. Any such payments required to be made by Sonoco Products or Ahlstrom Corp, as the case may be, to the Joint Venture, shall be made (i) as a contribution to the free reserves of the Joint Venture, and not against issuance of shares of the Joint Venture, and include an amount equal to the capital contribution duty or any other taxes to be paid by the Joint Venture under Luxembourg law on such contribution to the free reserves or
(ii) as a cancellation of Intercompany Debt. For the avoidance of doubt, any such payment shall not affect the other Partner's respective ownership percentage in the Joint Venture.

                  (c) Each of Sonoco Products and Ahlstrom Corp shall provide the other Party with access, during normal business hours, to its working papers, documents, financial information and other information as such other Party may reasonably request in connection with such review and examination of the Closing Statements.

         4.3      DISPUTES

                  Either Party may object to the other Party's Closing Statement within ten Business Days of its receipt of such Closing Statement (the "EXAMINATION PERIOD") by providing to the other Party a written notice (an "OBJECTION NOTICE") describing in reasonable detail such Party's objections to any item or valuation of such Closing Statement. Either Party's failure to deliver an Objection Notice to the other Party by the end of the Examination Period shall constitute such Party's binding acceptance of such Closing Statement and all matters identified therein. If the parties are unable to resolve the objection described in an Objection Notice within 20 Business Days after an Objection Notice is delivered to a Party, then the matter shall be resolved pursuant to the accounting issue dispute resolution procedures set forth in Section 4.6.

         4.4      SCHEDULE OF PAYMENTS

                  Any payments required to be made pursuant to this Section 4 shall be made as follows: (i) if no Party shall have delivered an Objection Notice to the other Party in accordance with the provisions of Section 4.3, then the payments, if any, required to be made pursuant to the Settlement Agreement shall be made no later than five Business Days after the execution of the Settlement Agreement; and
(ii) if a Party shall have delivered an Objection Notice to the other Party in accordance with the provisions of Section 4.3, then payments of any amounts set forth in the Accountant's Determination shall be made within five Business Days of the delivery of the Accountant's Determination as provided in Section 4.6.

         4.5      JOINT VENTURE STARTING BALANCE SHEET

                  Within 90 days after the Closing Date, the Joint Venture auditors shall prepare and deliver to each Party and the Joint Venture a statement representing the unaudited consolidated balance sheet (the "JOINT VENTURE STARTING BALANCE SHEET") of the Joint Venture and the Sonoco Holding Companies and the Sonoco Operating Companies and the Ahlstrom Holding Companies and the Ahlstrom Operating Companies as of the Closing Date, which statement shall be prepared in accordance with International Accounting Standards, which will exclude footnotes and disclosures otherwise required, but including supplementary information as needed by the Parties, as applied according to the accounting rules and principles approved at the Second Joint Venture Shareholders' Meeting described in Section 3.2(a). The Joint Venture Starting Balance Sheet shall be the initial financial statement of the Joint Venture. The Joint Venture auditors shall also prepare and deliver to each Party and the Joint Venture financial statements prepared in accordance with U.S. GAAP which will exclude footnotes and disclosures otherwise required, but including supplementary information as needed by the Parties, together with a reconciliation between the International Accounting Standards and U.S. GAAP financial statements.

         4.6      ACCOUNTING ISSUE DISPUTE RESOLUTION PROCEDURES

                  At such time as a matter becomes subject to resolution pursuant to the accounting issue dispute resolution procedures set forth in this
Section 4.6, the Parties shall select an independent accounting firm of recognized international standing which shall resolve the issue as to which there is a dispute as promptly as possible. The accounting firm selected shall not at the time of selection be performing services for either Party or their Affiliates. A decision by the independent accounting firm as to the resolution of such issue, and the determination of the amount of any payments to be made as a result thereof, shall be (absent an agreement of the Parties regarding an error that is manifest) conclusive and binding upon the Parties for purposes of this Agreement (the "ACCOUNTANT'S DETERMINATION"). The Accountant's Determination shall: (i) be in writing; (ii) be made in accordance with principles upon which the relevant financial statement of the Parties or the Joint Venture were made; (iii) be made after having given each Party the opportunity to state its case in writing; (iv) set forth the basis upon which it is made; and (v) be incontestable by either Party and each of their respective Affiliates and successors and not subject to collateral attack for any such reason. All fees and costs payable to the independent accounting firm referred to in this Section shall be borne by the Parties equally.

5.       UNDERTAKINGS AND COVENANTS

         5.1      COMPLETION OF REORGANIZATION; INTERIM PERIOD ADJUSTMENTS

                  (a) Prior to the Closing, Sonoco Products shall duly and validly complete, or cause to be duly and validly completed, all transactions, filings, registrations and other steps or actions contemplated by the reorganization of the Sonoco Business as described in Exhibit S (the "SONOCO REORGANIZATION"). Notwithstanding anything to the contrary in Exhibit S, and without prejudice to Section 10.2(d), Sonoco Products shall cause the Sonoco Reorganization to be carried out in a manner that neither any Sonoco Holding Company nor any Sonoco Operating Company owns or has any Liability for any Sonoco Excluded Asset or Liability.

                  (b) Prior to the Closing, Ahlstrom Corp shall duly and validly complete, or cause to be duly and validly completed, all transactions, filings, registrations and other steps or actions contemplated by the reorganization of the Ahlstrom Business as described in Exhibit T (the "AHLSTROM REORGANIZATION"). Notwithstanding anything to the contrary in Exhibit T, and without prejudice to
Section 10.3(d), Ahlstrom Corp shall cause the Ahlstrom Reorganization to be carried out in a manner that neither any Ahlstrom Holding Company nor any Ahlstrom Operating Company owns or has any Liability for any Ahlstrom Excluded Asset or Liability.

                  (c) Prior to Closing, Sonoco Products shall cause to be Distributed, from the Sonoco Business cash in the amount of EUR 4,400,000, plus interest thereon at the rate of 3% per annum from December 31, 2003 to and including the date of distribution (such amount, including interest, the "SONOCO EQUALIZATION AMOUNT"). Alternatively, in connection with the Distribution of the Sonoco Equalization Amount, Sonoco may, at its election, cause the Sonoco Business to issue Indebtedness to a third Person in an amount equal to the Sonoco Equalization Amount, the proceeds of which shall be Distributed from the Sonoco Business.

                  (d) Prior to Closing, Ahlstrom Corp shall (i) contribute, or cause to be contributed, to the Ahlstrom Business cash in the amount of EUR 4,400,000, plus interest thereon at the rate of 3% per annum from December 31, 2003 to and including the date of contribution (such amount, including interest, the "AHLSTROM EQUALIZATION Amount"). Alternatively, in lieu of the contribution of the Ahlstrom Equalization Amount, Ahlstrom may, at its election, cancel, or caused to be cancelled, Outstanding Borrowings of the Ahlstrom Business in an amount equal to the Ahlstrom Equalization Amount.

         5.2      ACCESS TO RECORDS AND PROPERTIES

                  (a) Subject to the applicable confidentiality requirements and Laws, from and after the date hereof until the earlier of the Closing or the termination of this Agreement in accordance with its terms (the "INTERIM Period"), Sonoco Products shall provide, or cause to be provided, to Ahlstrom Corp and its Affiliates, and each of their respective authorized representatives, including, without limitation, accountants, consultants and attorneys (collectively, "REPRESENTATIVES"), the information they might reasonably request concerning the Interim Period business and financial results or reasonably related to its integration planning of the Sonoco Business and the Ahlstrom Business, together with monthly financial results of the Sonoco Business.

                  (b) Subject to applicable confidentiality requirements and Laws, during the Interim Period, Ahlstrom Corp shall provide, or cause to be provided, to Sonoco Products and its Affiliates, and each of their respective Representatives, the information they might reasonably request related to the monthly Interim Period business and financial results or reasonably continue its integration planning of the Sonoco Business and the Ahlstrom Business, together with monthly financial results of the Ahlstrom Business.

                  (c) Each Party agrees: that the information provided pursuant to this Section 5.2 shall not affect or otherwise diminish or obviate in any respect any of the representations and warranties or the indemnification rights of the other Party contained in this Contribution Agreement.

         5.3      CONSENTS AND APPROVALS; UNDERTAKINGS TO COMPETITION
AUTHORITIES

                  (a) Each Party shall take all commercially reasonable measures during the Interim Period to secure, or cause to be secured, such consents, authorizations and approvals of any Governmental Authority, and of any other Person, as may be necessary or advisable in order for such Party to carry out the transactions contemplated by this Contribution Agreement and to perform all of its other obligations hereunder, including, without limitation, in connection with the Sonoco Reorganization and the Ahlstrom Reorganization, and obtaining the Required Consents; and

                  (b) Each of Sonoco Products and Ahlstrom Corp shall, and shall cause the other Controlled members of the Sonoco Group and the Ahlstrom Group, respectively, during the Interim Period to cooperate in the filing of all forms, notifications, reports and information, and conduct of Proceedings, if any, required or reasonably deemed advisable pursuant to Laws or Orders of any Governmental Authority in connection with the transactions contemplated by this Contribution Agreement, including, without limitation, the competition filings listed on
Schedule 5.3 (the "REQUIRED COMPETITION FILINGS").

                  (c) In the event that a competent Governmental Authority in charge of a Required Competition Filing raises objections to the Transaction, the Parties undertake to use good faith best efforts to agree on appropriate measures to overcome these objections, it being understood: (i) that any such measure to be agreed shall not affect this Contribution Agreement (including the valuation of the Sonoco Business and the Ahlstrom Business); (ii) that the economic burden or benefit associated with such measures shall be assumed by or credited to the Joint Venture; and (iii) that the Parties shall not be obligated to agree on any measure that would (A) have a material adverse effect on Sonoco Products or Ahlstrom Corp as the case may be, or any of their respective Affiliates or Assets not contributed to the Joint Venture or its subsidiaries as part of the Transaction or (B) amount to a Sonoco Material Adverse Effect or an Ahlstrom Material Adverse Effect.

         5.4      OPERATION OF BUSINESS DURING THE INTERIM PERIOD

                  Except as expressly contemplated by this Contribution Agreement (including, without limitation, as contemplated by the Sonoco Reorganization or the Ahlstrom Reorganization, respectively), during the Interim Period, each of Sonoco Products and Ahlstrom Corp shall cause each Sonoco Holding Company and Controlled Sonoco Operating Company and each Ahlstrom Holding Company and Controlled Ahlstrom Operating Company, respectively, to:

                  (a) (i) preserve the Sonoco Business and the Ahlstrom Business as reflected on the Sonoco Financial Statements and the Ahlstrom Financial Statements, respectively, and the organizations and relationships with consultants, employees and third parties, consistent with the Ordinary Course of Business; and (ii) maintain the Assets of the Sonoco Business and the Ahlstrom Business, respectively, in customary repair and condition;

                  (b) conduct the Sonoco Business and the Ahlstrom Business, respectively, only in the Ordinary Course of Business, and, in addition, not to:

                           (i) enter into any material transaction or Agreement, or cause any event or condition, which, individually or in the aggregate, could reasonably be expected to have a Sonoco Material Adverse Effect or an Ahlstrom Material Adverse Effect, as the case may be;

                           (ii) commit any act or omit to do any act, or engage in any activity or transaction or incur any Liability (by conduct or otherwise) or cause any damage, destruction or Loss, whether or not covered by insurance, which, individually or in the aggregate, could reasonably be expected to have a Sonoco Material Adverse Effect or an Ahlstrom Material Adverse Effect, as the case may be;

                           (iii) issue any shares or ownership interests, or any options, warrants or other rights to subscribe for or purchase any of its shares or ownership interests, or any securities convertible into or exchangeable for its shares or ownership interests;

                           (iv) declare, pay or set aside any Distribution (whether outstanding or issuable upon the conversion, exchange or exercise of outstanding shares or ownership interests), or directly or indirectly redeem, purchase or otherwise acquire any of its shares or ownership interests;

                           (v) effect a split, reclassification or other change in or of any of its shares or ownership interests;

                           (vi)     amend its Charter Documents;

                           (vii) grant any increase in, or prepayment of, the compensation payable, or to become payable, to its directors, officers, managing directors, managers, employees or agents, or enter into any bonus, insurance, pension or other benefit plan, payment or arrangement for or with any of such directors, officers, managing directors, managers, employees or agents, other than normal salary increases in the Ordinary Course of Business;

                           (viii)   make any lay-offs with respect to a
                                    significant part of the workforce;

                           (ix)     incur any Indebtedness, including
                                    Intercompany Debt (other than Indebtedness incurred in the Ordinary Course of Business on reasonable arms length terms), or directly or indirectly provide a Guarantee, or agree to provide a Guarantee, of Indebtedness of any other Person;

                           (x) cancel, or make any material change to, any Indebtedness owing to it from any Person or any Claims which it may possess, or waive or release any material rights (other than in the Ordinary Course of Business);

                           (xi) place, or allow to be placed, an Encumbrance (other than a Permitted Encumbrance) on any of its Assets;

                           (xii) make any change in any method of accounting or accounting practice or policy except as required by U.S. GAAP, in the case of the Sonoco Group, and Ahlstrom Accounting Principles, in the case of the Ahlstrom Group, including, without limitation, any change in its policies with respect to the payment of accounts payable or other current Liabilities or the collection of accounts receivable, including, without limitation, any acceleration or deferral of the payment or collection thereof, as applicable;

                           (xiii) Transfer any Intellectual Property (other than in the Ordinary Course of Business);

                           (xiv) Transfer any material portion of its Assets, or scrap any material portion of its Assets as obsolete, in each case except in the Ordinary Course of Business and for fair value;

                           (xv) materially change the general manner in which it markets and sells its products or services;

                           (xvi)    make any commitments for capital
                                    expenditures in excess of EUR1,000,000 per occurrence or EUR5,000,000 in the aggregate;

                           (xvii)   violate any material Law or material Order;

                           (xviii) make any loan or advance to any of its members, stockholders or other equity holders, or, officers, directors, managing directors, managers or to any other Person; or

                           (xix) commit any act or omit to do any act which could reasonably be expected to result in the untruth, inaccuracy or breach of any representation or warranty contained in Sections 6 or 7;

                  (c) keep proper books of record and account in which true and complete entries will be made of all transactions in accordance with applicable accounting methods Applied on a Consistent Basis; and

                  (d) subject to the requirements of applicable Law, provide the other Party on a regular and ongoing basis an update with respect to the Sonoco Business and the Ahlstrom Business, as the case may be, including, without limitation, any significant or extraordinary developments relating to the Sonoco Business or the Ahlstrom Business, as the case may be.

         5.5      EXCLUSIVITY

                  (a) During the Interim Period, except as may be required by applicable securities Laws, or the rules or requirements of any relevant stock exchange or other Governmental Authority, without the prior written consent of the other Party, no Party shall, nor shall it through any officer, director, managing director, manager, employee, Representative, agent or direct or indirect stockholder or subsidiary, directly or indirectly, take, or permit the taking of, any action to: (i) encourage, initiate or solicit the submission of any proposal that constitutes an Alternative Transaction; (ii) enter into any Agreement with respect to or accept any Alternative Transaction; (iii) encourage, initiate or solicit (including by way of furnishing information) the making of any proposal that constitutes, or may reasonably be expected to lead to, an Alternative Transaction; (iv) furnish to any Person other than the other Party any information relating to the Sonoco Business or the Ahlstrom Business, as the case may be; (v) Transfer any stock or other equity interests in any member of the Sonoco Group or the Ahlstrom Group, as the case may be (except as contemplated by this Contribution Agreement); or (vi) enter into negotiations with respect to any of the foregoing.

                  (b) In addition to the obligations of the Parties set forth in paragraph (a) of this Section 5.5, each Party shall immediately advise the other Party orally and in writing of any request for information or of any proposal or any inquiry regarding any Alternative Transaction, the material terms and conditions of such request, proposal or inquiry and the identity of the Person making such request, proposal or inquiry. Each Party will keep the other Party fully informed of the status and details (including amendments or proposed amendments) of any such request, proposal or inquiry.

         5.6      PUBLIC ANNOUNCEMENTS

                  Upon execution of this Contribution Agreement, the Parties shall issue an agreed press release announcing the transactions contemplated by this Contribution Agreement and the Related Documents. Neither Party shall issue or approve, or cause or permit to be issued or approved, any additional news release or other public announcement concerning the transactions contemplated by this Contribution Agreement or any Related Document without the prior written approval of the other Party; provided, however, that no prior approval shall be needed for releases or announcements required to comply with applicable securities Laws, or the rules or requirements of any relevant stock exchange or other Governmental Authority, it being understood that in such situations the Parties will consult in good faith in advance with one another regarding such releases or announcements.

         5.7      SUBSEQUENT EVENTS

                  During the Interim Period, each Party shall notify the other Party promptly in writing of the occurrence of any event, or the failure of any event to occur, prior to the Closing that results in a breach of any of the covenants or representations and warranties made by or on behalf of such Party in this Contribution Agreement or any Related Document, or any other document furnished in connection herewith or therewith, but such notification shall not excuse breaches of representations, warranties, covenants, guarantees or agreements disclosed in such notification. In addition, each Party shall immediately notify the other Party in writing in the event it reasonably believes that any condition set forth in Sections 8 or 9 cannot be satisfied on or prior to the Closing. Without limiting the generality of the foregoing, each Party shall notify the other Party promptly in writing of any change occurring, or known to likely occur, prior to the Closing which has had, or could reasonably be expected to have, a Sonoco Material Adverse Effect or an Ahlstrom Material Adverse Effect, as the case may be, including, without limitation, information (including without limitation copies of all Agreements relating thereto) concerning all Claims instituted, threatened or asserted against or affecting the Sonoco Business or the Ahlstrom Business, as the case may be, before or by any Governmental Authority or before any other relevant Person.

         5.8      FURTHER ASSURANCES

                  During the Interim Period:

                  (a) Subject to the terms and conditions of this Contribution Agreement, each Party shall take or do, and shall use commercially reasonable efforts to cause to be taken or done in respect of any acts or obligations involving third Persons, all actions and things required under all applicable Laws in order to consummate the transactions contemplated hereby and by the Related Documents.

                  (b) Each Party shall satisfy, and shall use commercially reasonable efforts to cause to be satisfied in respect of any conditions involving third Persons, each of the closing conditions set forth in Sections 8 and 9 to the extent such satisfaction is within its power, provided, however, that Section 5.3 comprehensively regulates the Parties' obligations in connection with the Required Competition Filings.

         5.9      RELEASE OF GUARANTEES

                  As soon as practicable following the Closing Date (and in any event within 90 days after the Closing Date): (i) Sonoco Products and Ahlstrom Corp shall procure the release of each Sonoco Holding Company and Controlled Sonoco Operating Company or Ahlstrom Holding Company and Controlled Ahlstrom Operating Company, respectively, from any Guarantees or indemnities undertaken by them in respect of obligations of Sonoco Group companies or Ahlstrom Group companies (other than Affiliates of the Joint Venture), and, pending such release, shall indemnify the Ahlstrom Indemnified Persons or the Sonoco Indemnified Persons, as the case may be, against any Loss whatsoever arising out of such Guarantees; and (ii) the Joint Venture shall procure the release of each of Sonoco Products and Ahlstrom Corp from any Guarantees or indemnities undertaken by them in respect of Affiliates of the Joint Venture, and, pending such release, shall indemnify Sonoco Products and Ahlstrom Corp, as the case may be, against any Loss whatsoever arising out of such Guarantees.

         5.10     REPAYMENT OF INTERCOMPANY DEBT

                  As soon as practicable following the Closing Date (and in any event within 90 days after the Closing Date), each of Sonoco Products and Ahlstrom Corp shall cause the Joint Venture or its Subsidiaries to repay and release in full all Intercompany Debt of each Sonoco Holding Company and Controlled Sonoco Operating Company or Ahlstrom Holding Company and Ahlstrom Operating Company, respectively, plus interest at the rate of interest set forth for each such Intercompany Debt in Schedule 5.10 from December 31, 2003 to and including the date of repayment, or indemnities undertaken by them in respect of such Intercompany Debt, by refinancing such Intercompany Debt with Indebtedness issued by the Joint Venture or any of its subsidiaries to Third Persons; provided, however, that if the amount of such Indebtedness that the Joint Venture is able to issue to such Third Persons is less than the amount of such Intercompany Debt outstanding as of the date of refinancing, plus such amount of interest, then such Intercompany Debt, plus such amount of interest, of each Sonoco Holding Company and Sonoco Operating Company or Ahlstrom Holding Company or Ahlstrom Operating Company, respectively, shall be repaid pro rata in accordance with Sonoco Luxco's and Ahlstrom Holding's respective ownership interest in the Joint Venture as of such date of refinancing.

         5.11     KARHULA SERVICES

                  (a) On or prior to the Closing, Ahlstrom Corp: (i) shall use its best efforts to cause the Karhula Commitment Agreement to be terminated and Ahlstrom Cores Oy to have no further Liability under such Agreement; and (ii) shall, and shall cause all of its Affiliates that are also shareholders in Karhula

Services (other than Ahlstrom Cores Oy) to, enter into an Agreement, satisfactory to Sonoco Products, whereby (A) Ahlstrom Cores Oy commits to pay to Karhula Services the portion of any land restoration or landscaping actually incurred by Karhula Services upon closure of the landfill operated by Karhula Services equal to 25% of such costs, up to a maximum payment of EUR344,000 (the "JOINT VENTURE COMMITMENT AMOUNT") and (B) Ahlstrom Corp and such Affiliates agree to assume any Liability or obligation of Ahlstrom Cores Oy for (1) land restoration or landscaping required upon the closure of the landfill operated by Karhula Services in excess of the Joint Venture Commitment Amount, (2) any remediation obligation resulting from Ahlstrom Cores Oy's ownership in Karhula Services, delivery of waste to such landfill or otherwise, or (3) any obligation of Karhula Services to construct an environmental lining, install a sewage system or upgrade the wastewater management system at the landfill.

                  (b) The Parties recognize that the continued use by the Joint Venture or its Affiliates of the landfill after the Closing Date will be subject to such terms as shall be agreed between the Joint Venture or its Affiliates and Karhula Services.

         5.12     USE OF AHLSTROM NAME, LABELS, CORPORATE NAMES, ETC.

                  From and after the Closing Date, in connection with the sale or other disposition of products of, or otherwise in the conduct of, the Business of the Joint Venture, Ahlstrom agrees that the Joint Venture shall have the right (without any fee or other charge) to: (i) sell or otherwise dispose of any products bearing as of the Closing Date Ahlstrom's name, marks or other Intellectual Property; (ii) use any carton, labels, forms, brochures, invoices or other printed material bearing as of the Closing Date Ahlstrom's name, marks or other Intellectual Property; and (iii) continue to use the corporate names of the Ahlstrom Holding Companies and the Ahlstrom Operating Companies, in each of
(i), (ii) and (iii), for so long as such products or other materials described in (i) and (ii) remain in the inventory of the Joint Venture but in any event not later than six months after the Closing Date; provided that the Joint Venture shall use its commercially reasonable efforts to cause the corporate name of the Ahlstrom Holding Companies and the Ahlstrom Operating Companies to be changed to exclude the name "Ahlstrom" as soon as practicable after the Closing Date. Ahlstrom shall have and retain sole ownership of the name "Ahlstrom" and the Ahlstrom corporate logo.

         5.13     PAPERINKERAYS OY

                  After the Closing, Ahlstrom Corp shall: (i) use best efforts to promptly (but in no case later than one year after the Closing) obtain all consents, approvals and waivers of the shareholders of Paperinkerays Oy required under the Articles of Association of Paperinkerays Oy for the sale of the shares of Paperinkerays Oy owned by Ahlstrom Corp to the Joint Venture or its designee; and (ii) upon receipt of all required consents, approvals and waivers described in (i) above,
(A) sell such shares in Paperinkerays Oy to the Joint Venture or its designee for EUR2,100,000, plus interest on such EUR2,100,000 at the rate of 3% per annum from the Closing Date until the date of such sale, and (B) in connection with such sale, provide to the Joint Venture or its designee representations, warranties and indemnities with respect to Paperinkerays Oy substantially similar to those that Ahlstrom Corp has provided in respect of each Ahlstrom Holding Company and Ahlstrom Operating Company in this Contribution Agreement.

         5.14     UK PENSION

                  (a) As part of the Sonoco Reorganization, Sonoco Products shall cause the Sonoco UK Predecessor to: (i) Transfer to Sonoco Newco UK certain employees of the Sonoco UK Predecessor who are active exclusively in the Sonoco Business as of the date of the Transfer and do not elect to contest such Transfer under applicable Law (the "UK Transfer Employees"); (ii) procure that Sonoco Newco UK becomes a participating employer in the current pension plan of the Sonoco UK Predecessor of which the UK Transfer Employees are members (the "UK PENSION PLAN") in relation to UK Transfer Employees so far as possible within applicable Law and as permitted by the UK Pension Plan; and (iii) procure that the terms on which Sonoco Newco UK participates in the UK Pension Plan are such that, so far as possible within applicable Law, Sonoco Newco UK's maximum Pension Contributions for a period will be equal to the Pension Service Cost for that period.

                  (b) Sonoco Products unconditionally and irrevocably agrees, as a continuing obligation, that if at any time Sonoco Newco UK, the Joint Venture or any of its Affiliates becomes liable to pay Pension Contributions in excess of the Pension Service Cost, Sonoco Products will meet that Liability and Sonoco Products will immediately indemnify Sonoco UK and the Joint Venture against any such Liability.

                  (c) For the purposes of (a) and (b) above, (i) "PENSION CONTRIBUTIONS" includes all contributions or payments made or due to the UK Pension Plan under the provisions governing the UK Pension Plan or by applicable Law, including any payments becoming due as a result of Sonoco Newco UK ceasing to participate in the UK Pension Plan or the UK Pension Plan being terminated or wound up, and any other liabilities arising in relation to the UK Pension Plan including any liability to indemnify the trustees or administrators of the UK Pension Plan and any Losses, Taxes, levies, penalties, demands and expenses; and
(ii) "PENSION SERVICE COST" for any period means the value of benefits accrued under the UK Pension Plan during that period by UK employees active exclusively in the Sonoco Business calculated in accordance with the principles set forth in
Schedule 5.14 which were used in the calculation of the 2003 Pension Service
Cost.

6.       REPRESENTATIONS AND WARRANTIES OF SONOCO PRODUCTS

         No representation and warranty contained in this Section 6 shall be construed as a seller's guarantee (Garantie fur die Beschaffenheit der Sache) within the meaning of Sections 443 and 444 of the German Civil Code. Notwithstanding anything to the contrary contained in this Contribution Agreement, or the Schedules hereto, the information and disclosures contained in each Schedule to a particular representation, warranty, guaranty or covenant shall not be deemed to be disclosed and incorporated by reference in any other section of any other Schedule and shall not be deemed to qualify or limit any other representation, warranty, guarantee or covenant of Sonoco Products contained in this Contribution Agreement unless such information or disclosure is clearly incorporated by reference into such other section of such other Schedule or the applicability of such information to such other Schedule is reasonably obvious. Each schedule referenced in this Section 6 may be amended by Sonoco Products within two weeks from the date hereof by notice to Ahlstrom Corp, subject to approval of such amendment by Ahlstrom Corp, such approval not to be unreasonably withheld or delayed. For the avoidance of doubt, all representations and warranties (i) in respect of Sonoco Newco UK, Sonoco Newco Swiss, Sonoco Newco Germany and Sonoco Greece (in respect of the Sonoco Business Transferred from the Sonoco Greece Predecessor as part of the Sonoco Reorganization only) shall be deemed delivered by Sonoco Products as of the Closing Date only and, to the extent any such representation or warranty is made as of a particular date other than the Closing Date, such representation and warranty shall be deemed not made by Sonoco Products in respect of Sonoco Newco UK and Sonoco Newco Swiss and (ii) in respect of the Sonoco Predecessor Companies shall be deemed delivered by Sonoco Products as of the date hereof only. Subject to the foregoing, Sonoco Products hereby represents and warrants to Ahlstrom Corp by way of an independent guarantee (within the meaning of section 311, paragraph 1, of the German Civil Code) and, for the avoidance of doubt, subject to the limitations contained herein, including, in particular in
Section 10, that the statements made in this Section 6 are true and correct.

         6.1      ORGANIZATION; POWER AND AUTHORITY; GOOD STANDING

                  Each of the Sonoco Holding Companies and the Sonoco Operating Companies is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its formation, incorporation or organization, as applicable, and has all requisite power and authority to own, lease and operate its Assets and to carry on its applicable portion of the Sonoco Business as presently conducted. Schedule 6.1 contains true, correct and complete copies of the Charter Documents of each of the Sonoco Holding Companies and the Sonoco Operating Companies (other than Schweighouse and Sodarec), as amended and in effect on the date hereof and on the Closing Date.

         6.2      AUTHORIZATION, EXECUTION, ENFORCEABILITY AND NO CONFLICTS

                  (a) Each of Sonoco Products, Sonoco Luxco and any other Sonoco Group Person has all requisite power and authority (corporate or otherwise) to execute this Contribution Agreement and each Related Document (collectively, the "TRANSACTION DOCUMENTS") to which it is a party and any and all instruments necessary or appropriate in order to effectuate fully the terms and conditions of each such document and to perform and consummate the transactions contemplated hereby and thereby. Each Transaction Document to which Sonoco Products, Sonoco Luxco or any other Sonoco Group Person is a party, and the performance of its respective obligations hereunder and thereunder, has been duly and validly authorized by all requisite action on the part of Sonoco Products, Sonoco Luxco or such other Sonoco Group Person, as applicable, and each such Transaction Document to which Sonoco Products, Sonoco Luxco or such other Sonoco Group Person is a party has been, or upon its execution on the Closing Date will be, duly and validly executed by Sonoco Products, Sonoco Luxco or such other Sonoco Group Person, and constitutes, or upon its execution on the Closing Date will constitute, a valid and legally binding obligation of Sonoco Products, Sonoco Luxco or such other Sonoco Group Person, as applicable, enforceable against Sonoco Products or Sonoco Luxco or such other Sonoco Group Person, as applicable, in accordance with its terms and conditions, except as enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency or other Laws affecting creditors' rights generally or by general principles of equity.

                  (b) The execution and performance by each of Sonoco Products, Sonoco Luxco and any other Sonoco Group Person of each Transaction Document to which it is a party, and the consummation of the transactions contemplated hereby and thereby, will not: (i) violate any Law applicable to Sonoco Products, Sonoco Luxco or such other Sonoco Group Person, or any of the Assets of the Sonoco Group; or (ii) conflict with, or result in any breach of, any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default or give rise to any right of termination, cancellation or acceleration, or result in the creation of any Encumbrance (other than a Permitted Encumbrance) upon: (x) any of the Assets of the Sonoco Group; or (y) under any provision of: (1) the Transaction Documents, (2) the Charter Documents of Sonoco Products, Sonoco Luxco or such other Sonoco Group Person, as applicable, (3) any Permit required or issued in connection with the operation of the Sonoco Business or (4) any other Agreement to which it is a party or by which the Assets of the Sonoco Group is or may be bound, except for such violations, conflicts or breaches of or with respect to (x), (y) (1), (3) and
(4) above that, individually or in the aggregate, have not had, and are not reasonably expected to have, a Sonoco Material Adverse Effect. Except for the Required Competition Filings and as set forth on Schedule 6.2, neither Sonoco Products nor any relevant Person of the Sonoco Group has been or is required to give any notice to, obtain the consent of or make any filing with, any Governmental

Authority or any other Person, or obtain any material Permit, in each case for the valid execution and performance by Sonoco Products, Sonoco Luxco or such other Sonoco Group Person of the Transaction Documents to which it is a party.

         6.3      OWNERSHIP OF SONOCO HOLDING COMPANIES AND SONOCO OPERATING
COMPANIES

                  (a) Schedule 6.3 lists: (i) the authorized, issued and outstanding shares of capital stock or equity interests of each of the Sonoco Holding Companies and the Sonoco Operating Companies; (ii) the record and beneficial holders of the authorized, issued and outstanding shares of capital stock or equity interests of each of the Sonoco Holding Companies and the Sonoco Operating Companies; and (iii) the number of shares or units, and percentage of shares or units, of capital stock or equity interests of each such holder. Other than as set forth on Schedule 6.3, Sonoco Products has no Affiliates, and no equity investment or other interest in any Person, engaged in any aspect of the core/tube and core board business in the Territory.

                  (b) Except as set forth on Schedule 6.3, Sonoco Products is, or will be immediately prior to the Closing, the lawful direct or indirect record and beneficial owner of all the shares of capital stock of, or other ownership interests in, each of the Sonoco Holding Companies and the Sonoco Operating Companies, and has good and marketable title to such shares of capital stock or ownership interests, free and clear of all Encumbrances (other than Permitted Encumbrances). Except as set forth on Schedule 6.3, there are no: (i) outstanding subscriptions, preemptive rights, warrants, calls or options to acquire, or instruments convertible into or exchangeable for, or Agreements or understandings with respect to the sale or issuance of, shares of capital stock or ownership interest of any of the Sonoco Holding Companies or the Sonoco Operating Companies; (ii) Encumbrances (other than Permitted Encumbrances), rights of first refusal, rights of first offer, proxies, voting trusts, or voting Agreements with respect to the sale, issuance or voting of any shares of capital stock or ownership interest of any of the Sonoco Holding Companies or the Sonoco Operating Companies (whether outstanding or issuable upon the conversion, exchange or exercise of outstanding securities); or (iii) obligations to redeem, repurchase or otherwise acquire shares of capital stock or ownership interest of any of the Sonoco Holding Companies or the Sonoco Operating Companies, in each of (i), (ii) or (iii) above, pursuant to any Law (other than any limitations or restrictions on Transferability under any applicable securities Laws), any Charter Document of any of the Sonoco Holding Companies or the Sonoco Operating Companies or any Agreement to which Sonoco Luxco, any of the Sonoco Holding Companies or the Sonoco Operating Companies is a party or may be bound.

                  (c) All shares of capital stock of, or other ownership interests in, the Sonoco Holding Companies and the Sonoco Operating Companies that are indirectly held by Sonoco Products have been, or upon their issuance on or prior to the Closing Date will be, duly authorized, validly issued, outstanding and fully paid in (and such capital payments have not been paid back).

                  (d) None of the Sonoco Holding Companies or the Sonoco Operating Companies is a party to a company agreement (Unternehmensvertrag within the meaning of the German Stock Corporation Act), except for those agreements disclosed in Schedule 6.3 which will be validly terminated with effect prior to or as of the Closing Date.

         6.4      BANKRUPTCY

                  No Sonoco Holding Company or Sonoco Operating Company is involved in any Proceeding by or against it as a debtor before any Governmental Authority under any insolvency, restructuring or debtors' relief act, or for the appointment of a trustee, receiver, liquidator, assignee, sequestrator or other similar official, or under any similar Law, for any part of its Assets.

         6.5      DISTRIBUTIONS

                  Except as contemplated by the Sonoco Reorganization and the EUR2,440,628 Distribution made on March 3, 2004 from Sonoco Holding Italia S.r.l. to Sonoco Luxco, no Distribution has been made since December 31, 2003 by or to any of the Sonoco Holding Companies or the Sonoco Operating Companies.

         6.6      EMPLOYEE REMUNERATION

                  Schedule 6.6 lists the aggregate annual remuneration, including, without limitation, bonuses and fringe benefits, paid or payable, as applicable, by each of the Sonoco Holding Companies, the Sonoco Operating Companies (other than Schweighouse and Sodarec) and the Sonoco Predecessor Companies, to its respective employees, managers or directors, for the most recently completed fiscal year and, based on Sonoco Products' good faith estimate, for the current fiscal year.

         6.7      FINANCIAL STATEMENTS

                  (a) Schedule 6.7 contains true, correct and complete copies of the following (the "SONOCO FINANCIAL STATEMENTS"):

                           (i) The unaudited consolidated balance sheet and profit and loss account of the Sonoco Holding Companies and the Sonoco Operating Companies as of December 31, 2003 and for the 12-month period then ended; and

                           (ii) The pro forma unaudited consolidated balance sheet and profit and loss account of the Sonoco Holding Companies and the Sonoco Operating Companies as of December 31, 2003 and for the 12-month period then ended, which balance sheet and profit and loss account shall reflect the results of the Sonoco Reorganization as if the Sonoco Reorganization was completed as of December 31, 2003.

                  (b) The Sonoco Financial Statements, together with the notes thereto: (i) have been prepared in accordance with U.S. GAAP, Applied on a Consistent Basis; (ii) have been prepared in accordance with the books and records of each of the Sonoco Holding Companies and the Sonoco Operating Companies, which books and records have been properly maintained; (iii) present fairly the financial condition and results of operations of the Sonoco Holding Companies and Sonoco Operating Companies on a consolidated basis, as of the date thereof and for the period covered thereby; provided, however, that the Sonoco Financial Statements do not contain all footnotes required under U.S. GAAP. Since December 31, 2003, there has been no change in any accounting principle, procedure or practice followed by the Sonoco Holding Companies and the Sonoco Operating Companies or in the method of applying such principle, procedure or practice.

         6.8      ABSENCE OF UNDISCLOSED LIABILITIES

                  No Sonoco Holding Company or Sonoco Operating Company has any Liabilities, except: (i) Liabilities as set forth in the Sonoco Financial Statements; (ii) Liabilities that need not be shown on the balance sheet under U.S. GAAP and that arose in the Ordinary Course of Business; (iii) Liabilities arising in the Ordinary Course of Business since December 31, 2003; (iv) Liabilities set forth on Schedule 6.8; or (v) Liabilities which are not, and are not reasonably expected to become, material to the Sonoco Business.

         6.9      ABSENCE OF CHANGES

                  Except as set forth on Schedule 6.9 or as provided or contemplated by the Transaction Documents (including, without limitation, as contemplated by the Sonoco Reorganization), since December 31, 2003, each of the Sonoco Holding Companies, the Sonoco Operating Companies, the Sonoco Predecessor Companies and the Sonoco Business has been operated in the Ordinary Course of Business and there has not been:

                  (a) any event or condition, or any material transaction or Agreement which, individually or in the aggregate, has had, or is reasonably expected to have, a Sonoco Material Adverse Effect;

                  (b) any act, omission of any act, activity or transaction, or incurrence of Liability (by conduct or otherwise), or any damage, destruction or Loss, whether or not covered by insurance, which, individually or in the aggregate, has had, or is reasonably expected to have, a Sonoco Material Adverse Effect;

                  (c) any issuance of any shares or ownership interests, or any options, warrants or other rights to subscribe for or purchase any of its shares or ownership interests, or any securities convertible into or exchangeable for its shares or ownership interests by any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company;

                  (d) split, reclassification or other change in or of any of the shares or ownership interests of any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company;

                  (e) amendment of the Charter Documents of any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company;

                  (f) any increase in, or prepayment of, the compensation payable, or to become payable, by any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company to any of its directors, officers, managing directors, managers, employees or agents, or enter into any bonus, insurance, pension or other benefit plan, payment or arrangement for or with any of such directors, officers, managing directors, managers, employees or agents, other than normal salary increases in the Ordinary Course of Business;

                  (g) any lay-offs with respect to a significant part of the workforce of any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company;

                  (h) any incurrence of any Indebtedness, including Intercompany Debt (other than Indebtedness incurred in the Ordinary Course of Business on reasonable arms length terms), or direct or indirect provision of a Guarantee, or any agreement to provide a Guarantee, or Indebtedness of any other Person;

                  (i) any cancellation of, or material change to, Indebtedness owing to any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company from any Person or any Claims which any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company may possess, or any waiver or release of any material rights (other than in the Ordinary Course of Business);

                  (j) any placement, or allowance to place, an Encumbrance (other than a Permitted Encumbrance) on any Assets of any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company;

                  (k) any change in any method of accounting or accounting practice or policy of any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company, except as required by U.S. GAAP, including, without limitation, any change in its policies with respect to the payment of accounts payable or other current Liabilities or the collection of accounts receivable, including, without limitation, any acceleration or deferral of the payment or collection thereof, as applicable;

                  (l) any Transfer of Intellectual Property (other than in the Ordinary Course of Business) from or to any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company;

                  (m) any Transfer of a material portion of the Assets of any Sonoco Holding Company, Sonoco Operating Company or the Sonoco UK Predecessor, or scrapping of a material portion of the Assets of any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company as obsolete;

                  (n) any material change in the general manner in which any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company markets its products or services;

                  (o) any commitments for capital expenditures of any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company in excess of EUR1,000,000 per occurrence or EUR5,000,000 in the aggregate;

                  (p) any violation of any material Law or material Order; or

                  (q) any loan or advance to any members, stockholders or equity holders, or officers, directors, managing directors, managers or to any other Person of any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company.

         6.10     OUTSTANDING BORROWINGS; INTERCOMPANY DEBT

                  Schedule 6.10 lists: (i) the amount of principal, interest and other obligations of all Outstanding Borrowings and Intercompany Debt of each Sonoco Holding Company, Sonoco Operating Company and Sonoco Predecessor Company as of December 31, 2003; (ii) the Encumbrances that relate to such Outstanding Borrowings and Intercompany Debt; (iii) the name of each lender or party thereof; and (iv) the amount of any unfunded commitments available in connection with such Outstanding Borrowings and Intercompany Debt.

         6.11     RELATED PARTY TRANSACTIONS

                  Except as set forth on Schedule 6.11, and except for: (i) compensation and payment of reimbursable expenses incurred in the Ordinary Course of Business to regular employees of any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company; (ii) any individual amount not exceeding EUR100,000 per year; or (iii) sales of products in the Ordinary Course of Business on arms-length terms, no current or former Affiliate of any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company, is now, or has been since December 31, 2003: (x) a party to any transaction or Agreement with any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company; (y) Indebted to any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company; or (z) the direct or indirect owner of an interest in any Person which is a competitor, supplier or customer of any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company (other than non-affiliated holdings in publicly held companies), nor, to the Actual Knowledge of Sonoco Products, does any such Person receive income from any source other than any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company which should properly accrue to any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company. Except as set forth on
Schedule 6.11, no current or former Affiliate of any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company provides a Guarantee or is otherwise responsible for any Liability (including Indebtedness) of any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company.

         6.12     COMPLIANCE WITH LAWS

                  (a) Except as disclosed on Schedule 6.12, each of the Sonoco Holding Companies, Sonoco Operating Companies and the Sonoco Predecessor Companies have: (i) complied in all material respects with, is in compliance in all material respects with and has operated the Sonoco Business and maintained its Assets in compliance in all material respects with, all Laws applicable to it and its applicable portion of the Sonoco Business as currently conducted; and
(ii) all Permits used or necessary in the conduct of its applicable portion of the Sonoco Business, except for such Permits the absence of which, individually or in the aggregate, has not had, and is not reasonably expected to have, a Sonoco Material Adverse Effect. Such Permits described in clause (ii) are valid and in good standing and are in full force and effect, no violations with respect to any thereof have occurred or are or have been recorded and no Proceeding is pending or, to the Best Knowledge of Sonoco Products, threatened to revoke or limit any thereof.

                  (b) Schedule 6.12 contains a true, correct and complete list of: (i) all such Permits described in paragraph (a) of this Section 6.12 (other than Permits for

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

Schweighouse and Sodarec); and (ii) all material Orders under which each of the Sonoco Holding Companies, the Sonoco Operating Companies (other than Orders for Schweighouse and Sodarec) and the Sonoco Predecessor Companies are operating or bound. To the Actual Knowledge of Sonoco Products, there is no proposed change in any applicable Law which would require any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company to obtain any Permits not set forth on Schedule 6.12 in order to conduct its applicable portion of the Sonoco Business as presently conducted. Except as disclosed in Schedule 6.12, none of such Permits or Orders shall be adversely affected as a result of Sonoco Products', any Sonoco Holding Company's or Sonoco Operating Company's execution of, or the performance of its obligations under, any Transaction Document to which it is a party, or the consummation of the transactions contemplated hereby and thereby. No Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company has received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any Liability or disadvantage, individually or in the aggregate, which has had, or is reasonably expected to have, a Sonoco Material Adverse Effect. To the Actual Knowledge of Sonoco Products, no Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company is aware of any proposed Law which would prohibit or restrict it from, or otherwise materially adversely affect it in, conducting its applicable portion of the Sonoco Business in any jurisdiction in which it is now conducting the Sonoco Business.

         6.13     TAXES

                  (a) Each of the Sonoco Holding Companies and the Sonoco Operating Companies has (or, in the case of Tax Returns becoming due after the date hereof and on or before the Closing Date, will have prior to the Closing
Date) duly filed all Tax Returns, notices and other reports or filings required to be filed by any of the Sonoco Holding Companies or the Sonoco Operating Companies (collectively, "SONOCO TAX RETURNS") on or before the Closing Date (including, without limitation, in connection with or as a result of the Sonoco Reorganization) with respect to all applicable Taxes. All such Tax Returns are (or, in the case of returns becoming due after the date hereof, including, without limitation, in connection with or as a result of the Sonoco Reorganization, will be) true and complete in all material respects.

                  (b) All Taxes which are required to be paid by each of the Sonoco Holding Companies and the Sonoco Operating Companies before the Closing Date have been or will be paid in full prior to the Closing Date and an appropriate provision has been provided in respect of all Taxes that are not due prior to the Closing Date and that relate to the time period through December 31, 2003 in the Sonoco Financial Statements.

                  (c) There is no investigation or Claim pending or, to the Best Knowledge of Sonoco Products, threatened in respect of any material Taxes for which any of the Sonoco Holding Companies and the Sonoco Operating Companies is, or is reasonably expected to become, liable. No Sonoco Holding Company or Sonoco Operating Company has consented to any waivers or extensions of any statute of limitations with respect to any taxable year of the Sonoco Group.

                  (d) No Sonoco Holding Company or Sonoco Operating Company is a party to an Agreement or arrangement relating to the sharing, allocation or payment of, indemnity or security for, Taxes, except for the Tax consolidation Agreements (e.g., Organschaft) set forth on Schedule 6.13, which will be terminated prior to the Closing Date.

                  (e) The execution and performance of this Contribution Agreement and the Related Documents will not result in: (i) the imposition of any Tax on or with respect to any Sonoco Holding Company or Sonoco Operating Company, or their respective Assets; or (ii) the Loss by any Sonoco Holding Company or Sonoco Operating Company of any Tax relief or Tax benefit other than the loss of trade Tax loss carryforwards and Tax loss carryforwards or other Tax attributes for which adequate provision has been made on the Sonoco Financial Statements.

                  (f) No Sonoco Holding Company and no Sonoco Operating Company has carried out any dealings with Affiliates on a non-arms length basis that could be assessed by the relevant Governmental Authorities to constitute hidden distributions of profits (verdeckte Gewinnausschuettung).

         6.14     REAL PROPERTY

                  (a) Schedule 6.14 lists all the Real Property used in the Sonoco Business (the "SONOCO REAL PROPERTY") and specifies the owner of each parcel thereof and sets forth a legal description for all such Real Property. The Sonoco Real Property is suitable and adequate in all material respects for the uses for which it is currently devoted. None of the Sonoco Holding Companies, the Sonoco Operating Companies or the Sonoco Predecessor Companies own, lease, sublease, license or use any Real Property in the operation of the Sonoco Business, other than the Sonoco Real Property.

                  (b) Each of the Sonoco Holding Companies, the Sonoco Operating Companies and the Sonoco Predecessor Companies, as applicable, is the sole owner of good, valid and marketable fee simple or comparable title to the Sonoco Real Property listed in Schedule 6.14 as owned Sonoco Real Property and has valid and binding rights under leases to the Sonoco Real Property listed in Schedule 6.14 as leased Sonoco Real Property, in each case free and clear of all Encumbrances (other than Permitted Encumbrances). Schedule 6.14 contains an accurate and complete list of all mortgages and similar Encumbrances on the Sonoco Real Property.

                  (c) All buildings, structures, fixtures and other improvements on the Sonoco Real Property are: (i) in good repair, normal wear and tear excepted, and free of material defects (latent or patent); and (ii) are suitable and adequate in all material respects for the uses to which they are currently devoted. All such buildings, structures, fixtures and improvements on the Sonoco Real Property conform in all material respects to all material Laws. The buildings, structures, fixtures and improvements on each parcel of Sonoco Real Property lie entirely within the boundaries of such parcel of the Sonoco Real Property as specified in the legal description set forth in Schedule 6.14, and do not encroach in any material respects on any adjoining premises and no structures of any kind encroach in any material respects on such Sonoco Real Property.

                  (d) Except as set forth on Schedule 6.14: (i) none of the Sonoco Real Property is subject to any material Agreement or other material restriction of any nature whatsoever (recorded or unrecorded) preventing or limiting in any material respects any Sonoco Holding Company's, Sonoco Operating Company's or Sonoco Predecessor Company's right to convey or otherwise dispose of its interest in same; and (ii) none of the Sonoco Real Property is subject to any material Agreement or other material restriction of any nature whatsoever (recorded or unrecorded) preventing or limiting in any material respects any Sonoco Holding Company's, Sonoco Operating Companies' or the Sonoco Predecessor Company's right to use it.

                  (e) No material portion of the Sonoco Real Property or any building, structure, fixture or improvement thereon is the subject of, or affected by, any condemnation or eminent domain Proceeding currently instituted or pending, and to Sonoco Products' Actual Knowledge, none of the foregoing will be the subject of, or affected by, any such future Proceeding.

                  (f) The Sonoco Real Property has reasonably direct and unobstructed access to material public roads and to reasonably adequate material electric, gas, water, sewer and telephone lines, all of which are reasonably adequate for the uses to which such Sonoco Real Property is currently devoted.

                  (g) Except as disclosed on Schedule 6.14, there are no Persons in possession, or who have a right of possession of any portion of the Sonoco Real Property other than the Sonoco Holding Companies, the Sonoco Operating Companies or the Sonoco Predecessor Companies, whether as lessees, tenants at will or otherwise.

                  (h) Schedule 6.14 contains a complete and accurate copy of all Real Property Leases relating to the Sonoco Real Property. Each Real Property Lease entered into (whether as lessor or lessee) by each of the Sonoco Holding Companies, the Sonoco Operating Companies or the Sonoco Predecessor Companies is: (i) valid, binding and enforceable in all material respects against the Sonoco Holding Companies, the Sonoco Operating Companies and the Sonoco Predecessor Companies, as applicable; and (ii) to Sonoco Products' Actual Knowledge, is valid, binding and enforceable in all material respects against the other parties thereto in accordance with its terms, and is in full force and effect in all material respects.

                  (i) None of the Sonoco Holding Companies, the Sonoco Operating Companies or the Sonoco Predecessor Companies are in material default under, or in material breach of, or are otherwise materially delinquent in performance under any Real Property Lease entered into (whether as lessor or lessee) by the Sonoco Holding Companies, the Sonoco Operating Companies or the Sonoco Predecessor Companies, and, to Sonoco Products' Actual Knowledge, no event has occurred which, with due notice or lapse of time, or both, would constitute such a default.

         6.15     ENVIRONMENTAL AND SAFETY

                  (a) Each of the Sonoco Holding Companies, the Sonoco Operating Companies and the Sonoco Predecessor Companies has complied in all material respects with, and each such company and all of the Sonoco Real Property is in compliance in all material respects with, all material Environmental and Safety Requirements; and there are no Proceedings pending or, to the Best Knowledge of Sonoco Products, threatened against any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company alleging any failure to so comply or involving any Environmental and Safety Requirement issue with respect to its past operations or any Real Property of any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company.

                  (b) No Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company has any material Liability arising under any Environmental and Safety Requirements.

                  (c) Except as set forth on Schedule 6.15, no Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company has received any written notice or report with respect to it or its Real Property regarding any:
(i) actual or alleged violation of Environmental and Safety Requirements; or
(ii) actual or potential Liability arising under Environmental and Safety Requirements, including any investigatory, remedial or corrective obligation, in each of (i) and (ii), during the last three calendar years.

                  (d) No Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company has assumed or undertaken any material Liability of any other Person under any Environmental and Safety Requirements.

                  (e) No Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company has treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled or released any substance, or owned or operated any Real Property, in a manner that has given rise to material Liabilities of any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company pursuant to any Environmental and Safety Requirement, including any material Liability for response costs, corrective action costs, personal injury, property damage, natural resources damage or attorney fees, or any investigative, corrective or remedial obligations.

                  (f) Schedule 6.15 sets forth all environmental matters for which a financial reserve has been made on the Sonoco Financial Statements and the amount of such reserve.

         6.16     TITLE TO ASSETS

                  Except for the leased Assets listed in Schedule 6.19 and subject to Section 6.14, each of the Sonoco Holding Companies and the Sonoco Operating Companies has, or upon consummation of the Sonoco Reorganization will have at the Closing Date, good, valid and marketable title to all Assets used in its applicable portion of the Sonoco Business, free and clear of all Encumbrances (other than Permitted Encumbrances). All personal property of the Sonoco Holding Companies and Sonoco Operating Companies is in normal operating condition and repair, normal wear and tear excepted, and is suitable and adequate for the uses for which it is used. All inventory of the Sonoco Holding Companies and Sonoco Operating Companies consists of items which are good and merchantable and of a quality and quantity presently usable and saleable in the Ordinary Course of Business, subject to any reserves properly reflected on the Sonoco Financial Statements under U.S. GAAP.

         6.17     INSURANCE

                  All policies of Assets, fire, hazard, casualty, liability, life, and other forms of insurance of any kind owned or held by, or for the benefit of, the Sonoco Holding Companies and the Sonoco Operating Companies: (i) are in full force and effect and, to the Best Knowledge of Sonoco Products, no grounds for termination of such policies exist; (ii) are sufficient for compliance by each of the Sonoco Holding Companies and the Sonoco Operating Companies with all requirements of applicable Law and of all Agreements which require any of the Sonoco Holding Companies or the Sonoco Operating Companies to acquire and/or maintain insurance; (iii) are valid and enforceable against the insurer in all material respects; and (iv) insure against risks of the kind customarily insured against and in amounts customarily carried by companies similarly situated and by companies engaged in similar businesses and owning similar properties, and provide adequate insurance coverage for the Sonoco Business and Assets of the Sonoco Holding Companies and the Sonoco Operating Companies. All premium and other payments required to be paid by, or on behalf of, each of the Sonoco Holding Companies and the Sonoco Operating Companies pursuant to such policies have been fully and timely made.

         6.18     INTELLECTUAL PROPERTY

                  (a) Schedule 6.18 contains a list: (i) of all Intellectual Property owned by each of the Sonoco Holding Companies, the Sonoco Operating Companies and the Sonoco Predecessor Companies in respect of which a registration has been granted, and in respect of which a registration has been applied for, in each case specifying, as applicable (A) the nature of such Intellectual Property, (B) the owner of such Intellectual Property, (C) the jurisdictions in which such Intellectual Property has been registered, or in which an application for registration has been filed, and the registration or application numbers and (D) any licenses that have been granted with respect to such Intellectual Property; and (ii) of all licenses pursuant to which each of the Sonoco Holding Companies and the Sonoco Operating Companies has been granted the right to use Intellectual Property owned by another Person, in each case specifying (A) the licensor, (B) the duration of the license and (C) the royalties payable. The Intellectual Property listed on Schedule 6.18 is all Intellectual Property necessary to conduct the Sonoco Business as currently conducted.

                  (b) Each of the Sonoco Holding Companies, the Sonoco Operating Companies and the Sonoco Predecessor Companies: (i) owns, or has a valid license to use, all Intellectual Property used by it in the Ordinary Course of Business in the Sonoco Business, except where the failure to own, or have a valid license to use, such Intellectual Property, individually or in the aggregate, has not had, and is not reasonably expected to have, a Sonoco Material Adverse Effect; and (ii) each of the Sonoco Holding Companies, the Sonoco Operating Companies and the Sonoco Predecessor Companies has made, or has had made on its behalf, all payments as and when required to validly maintain all registrations of, its ownership of, or its license to use, such Intellectual Property in full force and effect, with any Governmental Authority or other Person, as the case may be. To the Best Knowledge of Sonoco Products, there exist no grounds for termination of the Sonoco Holding Companies', the Sonoco Operating Companies' or the Sonoco Predecessor Companies ownership rights in, or licenses to use, the Intellectual Property referred to in the preceding sentence, in particular, there are no pending challenges of any Intellectual Property owned by any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company, and to Sonoco Products' Best Knowledge, no such challenges are threatened.

                  (c) No Sonoco Holding Company, Sonoco Operating Company or the Sonoco Predecessor Company has granted an exclusive license with respect to any Intellectual Property used in the Sonoco Business to any third Person (other than another Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company).

                  (d) No Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company has any Actual Knowledge of, nor has it received any notice to the effect, that any product that any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company sells or that any service any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company renders, or that the manufacture, distribution, marketing, sale or use of any such product or service, may or is Claimed to infringe any Intellectual Property right of another.

         6.19     LEASED PERSONAL PROPERTY

                  Schedule 6.19 lists every lease, sublease and Agreement involving aggregate annual lease payments exceeding EUR30,000 per lease, per year (net of ancillary costs) under which any of the Sonoco Holding Companies, the Sonoco Operating Companies or the Sonoco Predecessor Companies is lessee or lessor of any material Asset, or holds, manages or operates any material Asset owned by any third party, or under which any material Asset owned by any of the Sonoco Holding Companies, the Sonoco Operating Companies or the Sonoco Predecessor Companies is held, operated or managed by a third party. Each of the Sonoco Holding Companies and the Sonoco Operating Companies or the Sonoco UK Predecessor is the owner and holder of all rights under leases used by it in the Sonoco Business. Each such lease, sublease and other Agreement is in full force and effect and constitutes a legal, valid and binding obligation of, and is legally enforceable against, the respective Parties and grants the leasehold interest it purports to grant free and clear of all Encumbrances (other than Permitted Encumbrances). Each of the Sonoco Holding Companies, the Sonoco Operating Companies and the Sonoco Predecessor Companies has in all material respects performed all obligations thereunder required to be performed by any of them to date. No Party is in default in any material respect under any of the foregoing, and there has not occurred any event which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute such a material default.

         6.20     CERTAIN MATERIAL AGREEMENTS

                  (a) Subject to Section 6.14, except for the Agreements set forth on Schedule 6.20 ("SONOCO MATERIAL AGREEMENTS"), no Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company is a party to any written or oral:

                           (i) Agreement for the employment or retention of, whether on a full-time, part-time, consulting or other basis, or understanding with, any of the directors, top five officers, managing directors, general managers or country managers of the Sonoco Business, any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company;

                           (ii) Agreement relating to Indebtedness or to the mortgaging, pledging or otherwise placing an Encumbrance (other than a Permitted Encumbrance) on any Asset of the Sonoco Business, or any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company, with a fair market value in excess of EUR50,000;

                           (iii)    Agreement preventing or otherwise
                                    restricting the right of any Sonoco Holding
                                    Company, Sonoco Operating Company or Sonoco
                                    Predecessor Company to make or receive
                                    Distributions;

                           (iv) Agreement involving the sale of the accounts receivable of any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company to any other Person;

                           (v) Agreement with respect to the investing of funds, including, without limitation, any hedging Agreement;

                           (vi) Agreement under which any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company is the lessor of, or permits any third Person to hold or operate, any real or personal property owned or controlled by any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company in excess of EUR30,000;

                           (vii) assignment, license, indemnification or other Agreement with respect to any form of intangible property with Third Parties, including, without limitation, any Intellectual Property;

                           (viii) Agreement or group of related Agreements with the same Person for the sale of Assets or services which generated in excess of EUR100,000 in revenues in the most recent 12-month period or is reasonably expected to generate in excess of EUR100,000 in revenues in any 12-month period ending after the date hereof;

                           (ix) non-competition agreement which limits any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company from freely engaging in any business anywhere in the world;

                           (x)      Agreement relating to the purchase,
                                    distribution, marketing, advertising or sale of any Sonoco Holding Company's, Sonoco Operating Company's or Sonoco Predecessor Company's or any other Person's products or services (other than Agreements entered into in the Ordinary Course of Business); or

                           (xi)     other than Agreements described and
                                    disclosed in subsections (i) through (x) above, Agreement pursuant to which any Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company has Liabilities or is required to make or give, or entitled to receive, aggregate payments or other value in excess of EUR100,000.

                  (b) All Sonoco Material Agreements are, or following the Sonoco Reorganization will be, an Asset of a Sonoco Holding Company, a Sonoco Operating Company or a Sonoco Predecessor Company, and no other Sonoco Group company is, or will be following the Sonoco Reorganization, a party to any such Sonoco Material Agreement.

                  (c) Except as specifically disclosed in Schedule 6.20, each of the Sonoco Holding Companies, the Sonoco Operating Companies and the Sonoco Predecessor Companies has performed in all material respects all obligations required to be performed by it, and is not in default under or in breach of, nor in receipt of any Claim of default or breach under, any Sonoco Material Agreement to which it is a party or by which any of its Assets may be bound, and, to the Actual Knowledge of Sonoco Products, no event has occurred which with the passage of time or the giving of notice or both would result in such a material default or breach under any such Sonoco Material Agreement. To the Actual Knowledge of Sonoco Products, no other party to any Sonoco Material Agreement to which any of the Sonoco Holding Companies, the Sonoco Operating Companies or the Sonoco Predecessor Companies is a party, or by which any of their Assets may be bound, is in material default under or in breach of any Sonoco Material Agreements, and no event has occurred which with the passage of time or giving of notice or both would result in a material default or breach by such other party under any Sonoco

Material Agreement. There has been made available to Ahlstrom Corp in the Sonoco Data Room: (i) a true and complete copy of each written Sonoco Material Agreement, together with all amendments, waivers or other changes thereto; and
(ii) a true and complete description of the material terms of all oral Sonoco Material Agreements.

         6.21     LITIGATION; DISPUTES

                  Except as (x) set forth on Schedule 6.21 and (y) for matters which have not resulted, and could not reasonably be expected to result, in a fine or other award of damages in excess of EUR100,000, there are no: (i) Proceedings pending (for which proper service has been made) against or involving any of the Sonoco Holding Companies, the Sonoco Operating Companies or the Sonoco Predecessor Companies, whether at law or in equity, whether civil or criminal in nature or by or before any Governmental Authority; (ii) customer Claims of any nature against any of the Sonoco Holding Companies, the Sonoco Operating Companies or the Sonoco Predecessor Companies; or (iii) Orders of any Governmental Authority with respect to or involving any of the Sonoco Holding Companies, the Sonoco Operating Companies or the Sonoco Predecessor Companies, nor, in the case of (i), (ii) or (iii), to the Best Knowledge of Sonoco Products, does there exist any basis for any such Proceeding, Claim or Order, or has any such Proceeding, Claim or Order been threatened.

         6.22     LABOR RELATIONS

                  (a) Except as set forth on Schedule 6.22, there are no strikes, work stoppages, or other disputes pending or, to the Best Knowledge of Sonoco Products, threatened, or reasonably anticipated between any of the Sonoco Holding Companies, the Sonoco Operating Companies or the Sonoco Predecessor Companies and: (i) any current or former employees of any of the Sonoco Holding Companies, the Sonoco Operating Companies or the Sonoco Predecessor Companies involving amounts, individually or in the aggregate, exceeding EUR100,000; (ii) any union, employee representatives or other collective bargaining unit representing employees of the Sonoco Holding Companies, the Sonoco Operating Companies or the Sonoco Predecessor Companies; or (iii) any social security Governmental Authority.

                  (b) No Sonoco Holding Company or Sonoco Operating Company has, or is obligated with respect to, any stock option, stock bonus, phantom stock plan, scheme or similar arrangement. Except for the UK Pension Obligation, any unfunded pension Liability arrangements for present or former employees, directors, officers, managing directors, managers or workers of each of the Sonoco Holding Companies, the Sonoco Operating Companies or the Sonoco Predecessor Companies is covered by adequate reserves in the Sonoco Financial Statements, and any other pension Liability is fully funded and complies with all statutory and regulatory funding obligations in respect of all categories of member.

                  (c) No Sonoco Holding Company, Sonoco Operating Company or the Sonoco Predecessor Company has any consulting arrangements with their respective directors.

                  (d) Each of the Sonoco Holding Companies, the Sonoco Operating Companies and the Sonoco Predecessor Companies has complied, and is in compliance with, in all material respects, all Laws relating to employment, workers, the workplace, the termination of employment or income tax, wage withholding tax or social security matters, including, without limitation, provisions relating to wages, hours, collective bargaining, employee representation, consultation, safety and health, work authorization, equal employment opportunity, discrimination, immigration, withholding, unemployment compensation, worker's compensation, employee privacy and right to know and social security contributions.

                  (e) Except as set forth on Schedule 6.22 and without limiting the generality of the foregoing, no Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company is a party to any existing Agreement with an employee, officer, director, managing director, manager or agent which in case of termination could result in compensation payments in an amount exceeding EUR50,000.

                  (f) The consummation of the transactions contemplated in this Contribution Agreement (including the Sonoco Reorganization) will not cause any Sonoco Holding Company or Sonoco Operating Company to incur or suffer any Liability relating to, or obligation to pay, severance, termination, social security or other payments (including interest, penalties and charges relating thereto) to any Person.

                  (g) Except as set forth in Schedule 6.22, or as imposed by applicable Law, no Sonoco Holding Company, Sonoco Operating Company or Sonoco Predecessor Company is a party to an Agreement or arrangement with any union, works counsel, other employee representation body or employee representatives, limiting its right to consummate the restructurings contemplated by the Business Plan, including the closure of any plants or other facilities, relocation or termination of employees.

         6.23     INVESTMENT REPRESENTATIONS

                  Sonoco Luxco is acquiring the Sonoco Shares hereunder, for its own account, for investment and not with a view to the distribution thereof in violation of applicable securities Laws.

         6.24     SUBSIDIES

                  Schedule 6.24 contains a complete and correct list of all subsidies in an amount of EUR100,000 or more granted or awarded to any of the Sonoco Holding Companies, the Sonoco Operating Companies or the Sonoco Predecessor Companies or any of their predecessors during the last five calendar years in respect of the relevant portion of the Sonoco Business. Neither the Transaction (including the Sonoco Reorganization) nor the measures contemplated under the Business Plan will result in an obligation to repay (or lose the award) of any such subsidies.

         6.25     UK PENSION

                  The Pension Service Cost for the UK Pension Plan reflected in the Sonoco Financial Statements was calculated based on the assumptions described on Schedule 5.14.

         6.26     COMPLETENESS OF CONTRIBUTION

                  Following the Sonoco Reorganization, all Assets, Agreements and employees used in the conduct of the Sonoco Business as it is presently conducted will have been Transferred to the Sonoco Holding Companies and the Sonoco Operating Companies.

7.       REPRESENTATIONS AND WARRANTIES OF AHLSTROM CORP

         No representation and warranty contained in this Section 7 shall be construed as a seller's guarantee (Garantie fur die Beschaffenheit der Sache) within the meaning of Sections 443 and 444 of the German Civil Code. Notwithstanding anything to the contrary contained in this Contribution Agreement, or the Schedules hereto, the information and disclosures contained in each Schedule to a particular representation, warranty, guaranty or covenant shall not be deemed to be disclosed and incorporated by reference in any other section of any other Schedule and shall not be deemed to qualify or limit any other representation, warranty, guarantee or covenant of Ahlstrom Corp contained in this Contribution Agreement unless such information or disclosure is clearly incorporated by reference into such other section of such other Schedule or the applicability of such information to such other Schedule is reasonably obvious. Each schedule referenced in this Section 7 may be amended by Ahlstrom Corp within two weeks from the date hereof by notice to Sonoco Products, subject to approval of such amendment by Sonoco Products, such approval not to be unreasonably withheld or delayed. Subject to the foregoing, Ahlstrom Corp hereby represents and warrants to Sonoco Products by way of an independent guarantee (within the meaning of section 311, paragraph 1, of the German Civil Code) and, for the avoidance of doubt, subject to the limitations contained herein, including, in particular in Section 10, that the statements made in this Section 7 are true and correct.

         7.1      ORGANIZATION; POWER AND AUTHORITY; GOOD STANDING

                  Each of the Ahlstrom Holding Companies and the Ahlstrom Operating Companies is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its formation, incorporation or organization, as applicable, and has all requisite power and authority to own, lease and operate its Assets and to carry on its applicable portion of the Ahlstrom Business as presently conducted. Schedule 7.1 contains true, correct and complete copies of the Charter Documents of each of the Ahlstrom Holding Companies and the Ahlstrom Operating Companies (other than Karhula Services and AT-Spiral), as amended and in effect on the date hereof and on the Closing Date.

         7.2      AUTHORIZATION, EXECUTION, ENFORCEABILITY AND NO CONFLICTS

                  (a) Each of Ahlstrom Corp, Ahlstrom Holding and any other Ahlstrom Group Person has all requisite power and authority (corporate or otherwise) to execute the Transaction Documents to which it is a party and any and all instruments necessary or appropriate in order to effectuate fully the terms and conditions of each such document and to perform and consummate the transactions contemplated hereby and thereby. Each Transaction Document to which Ahlstrom Corp, Ahlstrom Holding or any other Ahlstrom Group Person is a party, and the performance of its respective obligations hereunder and thereunder, has been duly and validly authorized by all requisite action on the part of Ahlstrom Corp, Ahlstrom Holding or such other Ahlstrom Group Person, as applicable, and each such Transaction Document to which Ahlstrom Corp, Ahlstrom Holding or such other Ahlstrom Group Person is a party has been, or upon its execution on the Closing Date will be, duly and validly executed by Ahlstrom Corp, Ahlstrom Holding or such other Ahlstrom Group Person, and constitutes, or upon its execution on the Closing Date will constitute, a valid and legally binding obligation of Ahlstrom Corp, Ahlstrom Holding or such other Ahlstrom Group Person, as applicable, enforceable against Ahlstrom Corp, Ahlstrom Holding or such other Ahlstrom Group Person, as applicable, in accordance with its terms and conditions, except as enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency or other Laws affecting creditors' rights generally or by general principles of equity.

                  (b) The execution and performance by each of Ahlstrom Corp, Ahlstrom Holding and any other Ahlstrom Group Person of each Transaction Document to which it is a party, and the consummation of the transactions contemplated hereby and thereby, will not: (i) violate any Law applicable to Ahlstrom Corp, Ahlstrom Holding or such other Ahlstrom Group Person, or any of the Assets of the Ahlstrom Group; or (ii) conflict with, or result in any breach of, any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default or give rise to any right of termination, cancellation or acceleration, or result in the creation of any Encumbrance (other than a Permitted Encumbrance) upon: (x) any of the Assets of the Ahlstrom Group; or (y) under any provision of: (1) the Transaction Documents, (2) the Charter Documents of Ahlstrom Corp, Ahlstrom Holdings or such other Ahlstrom Group Person, as applicable, (3) any Permit required or issued in connection with the operation of the Ahlstrom Business or (4) any other Agreement to which it is a party or by which the Assets of the Ahlstrom Group is or may be bound, except for such violations, conflicts or breaches of or with respect to (x), (y) (1), (3) and
(4) above that, individually or in the aggregate, have not had, and are not reasonably expected to have, an Ahlstrom Material Adverse Effect. Except for the Required Competition Filings and as set forth on Schedule 7.2, neither Ahlstrom Corp nor any relevant Person of the Ahlstrom Group has been or is required to give any notice to, obtain the consent of or make any filing with, any Governmental Authority or any other Person, or obtain any material Permit, in each case for the valid execution and performance by Ahlstrom Corp, Ahlstrom Holdings or any other Ahlstrom Group Person of the Transaction Documents to which it is a party.

         7.3 OWNERSHIP OF AHLSTROM HOLDING COMPANIES AND AHLSTROM OPERATING COMPANIES

                  (a) Schedule 7.3 lists: (i) the authorized, issued and outstanding shares of capital stock or equity interests of each of the Ahlstrom Holding Companies and the Ahlstrom Operating Companies; (ii) the record and beneficial holders of the authorized, issued and outstanding shares of capital stock or equity interests of each of the Ahlstrom Holding Companies and the Ahlstrom Operating Companies; and (iii) the number of shares or units, and percentage of shares or units, of capital stock or equity interests of each such holder. Other than as set forth on Schedule 7.3, Ahlstrom Corp has no Affiliates, and no equity investment or other interest in any Person, engaged in any aspect of the core/tube and core board business in the Territory.

                  (b) Except as set forth on Schedule 7.3, Ahlstrom Corp is, or will be immediately prior to the Closing, the lawful direct or indirect record and beneficial owner of all the shares of capital stock of, or other ownership interests in, each of the Ahlstrom Holding Companies and the Ahlstrom Operating Companies, and has good and marketable title to such shares of capital stock or ownership interests, free and clear of all Encumbrances (other than Permitted Encumbrances). Except as set forth on Schedule 7.3, there are no: (i) outstanding subscriptions, preemptive rights, warrants, calls or options to acquire, or instruments convertible into or exchangeable for, or Agreements or understandings with respect to the sale or issuance of, shares of capital stock or ownership interest of any of the Ahlstrom Holding Companies or the Ahlstrom Operating Companies; (ii) Encumbrances (other than Permitted Encumbrances), rights of first refusal, rights of first offer, proxies, voting trusts, or voting Agreements with respect to the sale, issuance or voting of any shares of capital stock or ownership interest of any of the Ahlstrom Holding Companies or the Ahlstrom Operating Companies (whether outstanding or issuable upon the conversion, exchange or exercise of outstanding securities); or (iii) obligations to redeem, repurchase or otherwise acquire shares of capital stock or ownership interest of any of the Ahlstrom Holding Companies or the Ahlstrom Operating Companies, in each of (i), (ii) or (iii) above, pursuant to any Law (other than any limitations or restrictions on Transferability under any applicable securities Laws), any Charter Document of any of the Ahlstrom Holding Companies or the Ahlstrom Operating Companies or any Agreement to which any of the Ahlstrom Holding Companies or the Ahlstrom Operating Companies is a party or may be bound.

                  (c) All shares of capital stock of, or other ownership interests in, the Ahlstrom Holding Companies and the Ahlstrom Operating Companies that are indirectly held by Ahlstrom Corp have been, or upon their issuance on or prior to the Closing Date will be, duly authorized, validly issued, outstanding and fully paid in (and such capital payments have not been paid back).

                  (d) None of the Ahlstrom Holding Companies or the Ahlstrom Operating Companies is a party to a company agreement (Unternehmensvertrag within the meaning of the German Stock Corporation Act), except for those agreements disclosed in Schedule 7.3 which will be validly terminated with effect prior to or as of the Closing Date.

         7.4      BANKRUPTCY

                  No Ahlstrom Holding Company or Ahlstrom Operating Company is involved in any Proceeding by or against it as a debtor before any Governmental Authority under any insolvency, restructuring or debtors' relief act, or for the appointment of a trustee, receiver, liquidator, assignee, sequestrator or other similar official, or under any similar Law, for any part of its Assets.

         7.5      DISTRIBUTIONS

                  Except as contemplated by the Ahlstrom Reorganization, no Distribution has been made since December 31, 2003 by or to any of the Ahlstrom Holding Companies or the Ahlstrom Operating Companies.

         7.6      EMPLOYEE REMUNERATION

                  Schedule 7.6 lists the aggregate annual remuneration, including, without limitation, bonuses and fringe benefits of each employee, manager and director of each of the Ahlstrom Holding Companies and the Ahlstrom Operating Companies (other than Karhula Services and AT-Spiral) due and accrued for the first quarter of the current fiscal year and paid in the most recently completed fiscal year.

         7.7      FINANCIAL STATEMENTS

                  (a) Schedule 7.7 contains true, correct and complete copies of the following (the "AHLSTROM FINANCIAL STATEMENTS"):

                           (i) The unaudited consolidated balance sheet and profit and loss account of the Ahlstrom Holding Companies and the Ahlstrom Operating Companies as of December 31, 2003 and for the 12-month period then ended; and

                           (ii) The pro forma unaudited consolidated balance sheet and profit and loss account of the Ahlstrom Holding Companies and the Ahlstrom Operating Companies as of December 31, 2003 and for the 12-month period then ended, which balance sheet and profit and loss account shall reflect the results of the consummation of the transactions contemplated by the China Purchase Agreement as if such transactions were completed as of December 31, 2003.

                  (b) The Ahlstrom Financial Statements, together with the notes thereto: (i) have been prepared in accordance with Ahlstrom Accounting Principles, Applied on a Consistent Basis; (ii) have been prepared in accordance with the books and records of each of the Ahlstrom Holding Companies and the Ahlstrom Operating Companies, which books and records have been properly maintained; and (iii) present fairly the financial condition and results of operations of the Ahlstrom Holding Companies and Ahlstrom Operating Companies on a consolidated basis, as of the date thereof and for the period covered thereby; provided, however, that the Ahlstrom Financial Statements do not contain all footnotes required under Ahlstrom Accounting Principles. Since December 31, 2003, there has been no change in any accounting principle, procedure or practice followed by the Ahlstrom Holding Companies and the Ahlstrom Operating Companies or in the method of applying such principle, procedure or practice.

         7.8      ABSENCE OF UNDISCLOSED LIABILITIES

                  No Ahlstrom Holding Company or Ahlstrom Operating Company has any Liabilities, except: (i) Liabilities as set forth in the Ahlstrom Financial Statements; (ii) Liabilities that need not be shown on the balance sheet under Ahlstrom Accounting Principles and that arose in the Ordinary Course of Business; (iii) Liabilities arising in the Ordinary Course of Business since December 31, 2003;

(iv) Liabilities set forth on Schedule 7.8; or (v) Liabilities which are not, and are not reasonably expected to become, material to the Ahlstrom Business.

         7.9      ABSENCE OF CHANGES

                  Except as set forth on Schedule 7.9 or as provided or contemplated by the Transaction Documents (including, without limitation, as contemplated by the Ahlstrom Reorganization), since December 31, 2003, each of the Ahlstrom Holding Companies, the Ahlstrom Operating Companies and the Ahlstrom Business has been operated in the Ordinary Course of Business and there has not been:

                  (a) any event or condition, or any material transaction or Agreement, which, individually or in the aggregate, has had, or is reasonably expected to have, an Ahlstrom Material Adverse Effect;

                  (b) any act, omission of any act, activity or transaction, or incurrence of Liability (by conduct or otherwise), or any damage, destruction or Loss, whether or not covered by insurance, which, individually or in the aggregate, has had, or is reasonably expected to have, an Ahlstrom Material Adverse Effect;

                  (c) any issuance of any shares or ownership interests or any options, warrants or other rights to subscribe for or purchase any of its shares or ownership interests or any securities convertible into or exchangeable for its shares or ownership interests by any Ahlstrom Holding Company or Ahlstrom Operating Company;

                  (d) split, reclassification or other change in or of any of the shares or ownership interests of any Ahlstrom Holding Company or Ahlstrom Operating Company;

                  (e) amendment of the Charter Documents of any Ahlstrom Holding Company or Ahlstrom Operating Company;

                  (f) any increase in, or prepayment of, the compensation payable, or to become payable, by any Ahlstrom Holding Company or Ahlstrom Operating Company to any of its directors, officers, managing directors, managers, employees or agents, or enter into any bonus, insurance, pension or other benefit plan, payment or arrangement for or with any of such directors, officers, managing directors, managers, employees or agents, other than normal salary increases in the Ordinary Course of Business;

                  (g) any lay-offs with respect to a significant part of the workforce of any Ahlstrom Holding Company or Ahlstrom Operating Company;

                  (h) any incurrence of any Indebtedness, including Intercompany Debt (other than Indebtedness incurred in the Ordinary Course of Business on reasonable arms length terms), or direct or indirect provision of a Guarantee, or any agreement to provide a Guarantee, or Indebtedness of any other Person;

                  (i) any cancellation of, or material change to, Indebtedness owing to any Ahlstrom Holding Company or Ahlstrom Operating Company from any Person or any Claims which any Ahlstrom Holding Company or Ahlstrom Operating Company may possess, or any waiver or release of any material rights (other than in the Ordinary Course of Business);

                  (j) any placement, or allowance to place, an Encumbrance (other than a Permitted Encumbrance) on any Assets of any Ahlstrom Holding Company or Ahlstrom Operating Company;

                  (k) any change in any method of accounting or accounting practice or policy of any Ahlstrom Holding Company or Ahlstrom Operating Company, except as required by Ahlstrom Accounting Principles, including, without limitation, any change in its policies with respect to the payment of accounts payable or other current Liabilities or the collection of accounts receivable, including, without limitation, any acceleration or deferral of the payment or collection thereof, as applicable;

                  (l) any Transfer of Intellectual Property (other than in the Ordinary Course of Business) from or to any Ahlstrom Holding Company or Ahlstrom Operating Company;

                  (m) any Transfer of a material portion of the Assets of any Ahlstrom Holding Company or Ahlstrom Operating Company, or scrapping of a material portion of the Assets of any Ahlstrom Holding Company or Ahlstrom Operating Company as obsolete;

                  (n) any material change in the general manner in which any Ahlstrom Holding Company or Ahlstrom Operating Company markets its products or services;

                  (o) any commitments for capital expenditures of any Ahlstrom Holding Company or Ahlstrom Operating Company in excess of EUR1,000,000 per occurrence or EUR5,000,000 in the aggregate;

                  (p) any violation of any material Law or material Order; or

                  (q) any loan or advance to any members, stockholders or equity holders, or officers, directors, managing directors, managers or to any other Person of any Ahlstrom Holding Company or Ahlstrom Operating Company.

         7.10     OUTSTANDING BORROWINGS; INTERCOMPANY DEBT

                  Schedule 7.10 lists: (i) the amount of principal, interest and other obligations of all Outstanding Borrowings and Intercompany Debt of each Ahlstrom Holding Company and each Ahlstrom Operating Company as of December 31, 2003; (ii) the Encumbrances that relate to such Outstanding Borrowings and Intercompany Debt; (iii) the name of each lender or party thereof; and (iv) the amount of any unfunded commitments available in connection with such Outstanding Borrowings and Intercompany Debt.

         7.11     RELATED PARTY TRANSACTIONS

                  Except as set forth on Schedule 7.11, and except for: (i) compensation and payment of reimbursable expenses incurred in the Ordinary Course of Business to regular employees of any Ahlstrom Holding Company or Ahlstrom Operating Company; (ii) any individual amount not exceeding EUR100,000 per year; or (iii) sales of products in the Ordinary Course of Business on arms-length terms, no current or former Affiliate of any Ahlstrom Holding Company or Ahlstrom Operating Company, is now, or has been since December 31, 2003: (x) a party to any transaction or Agreement with any Ahlstrom Holding Company or Ahlstrom Operating Company; (y) Indebted to any Ahlstrom Holding Company or Ahlstrom Operating Company; or (z) the direct or indirect owner of an interest in any Person which is a competitor, supplier or customer of any Ahlstrom Holding Company or Ahlstrom Operating Company (other than non-affiliated holdings in publicly held companies), nor, to the Actual Knowledge of Ahlstrom Corp, does any such Person receive income from any source other than any Ahlstrom Holding Company or Ahlstrom Operating Company which should properly accrue to any Ahlstrom Holding Company or Ahlstrom Operating Company. Except as set forth on Schedule 7.11, no current or former Affiliate of any Ahlstrom Holding Company or Ahlstrom Operating Company provides a Guarantee or is otherwise responsible for any Liability (including Indebtedness) of any Ahlstrom Holding Company or Ahlstrom Operating Company.

         7.12     COMPLIANCE WITH LAWS

                  (a) Except as disclosed on Schedule 7.12, each of the Ahlstrom Holding Companies and Ahlstrom Operating Companies has: (i) complied in all material respects with, is in compliance in all material respects with and has operated the Ahlstrom Business and maintained its Assets in compliance in all material respects with, all Laws applicable to it and its applicable portion of the Ahlstrom Business as currently conducted; and (ii) all Permits used or necessary in the conduct of its applicable portion of the Ahlstrom Business, except for such Permits the absence of which, individually or in the aggregate, has not had, and is not reasonably expected to have, an Ahlstrom Material Adverse Effect. Such

Permits described in clause (ii) are valid and in good standing and are in full force and effect, no violations with respect to any thereof have occurred or are or have been recorded and no Proceeding is pending or, to the Best Knowledge of Ahlstrom Corp, threatened to revoke or limit any thereof.

                  (b) Schedule 7.12 contains a true, correct and complete list of: (i) all such Permits described in paragraph (a) of this Section 7.12 (other than Permits for Karhula Services and AT-Spiral); and (ii) all material Orders under which each of the Ahlstrom Holding Companies and the Ahlstrom Operating Companies (other than Orders for Karhula Services and AT-Spiral) are operating or bound. To the Actual Knowledge of Ahlstrom Corp, there is no proposed change in any applicable Law which would require any Ahlstrom Holding Company or Ahlstrom Operating Company to obtain any Permits not set forth on Schedule 7.12 in order to conduct its applicable portion of the Ahlstrom Business as presently conducted. Except as disclosed in Schedule 7.12, none of such Permits or Orders shall be adversely affected as a result of Ahlstrom Corp's, any Ahlstrom Holding Company's or Ahlstrom Operating Company's execution of, or the performance of its obligations under, any Transaction Document to which it is a party, or the consummation of the transactions contemplated hereby and thereby. No Ahlstrom Holding Company or Ahlstrom Operating Company has received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any Liability or disadvantage, individually or in the aggregate, which has had, or is reasonably expected to have, an Ahlstrom Material Adverse Effect. To the Actual Knowledge of Ahlstrom Corp, no Ahlstrom Holding Company or Ahlstrom Operating Company is aware of any proposed Law which would prohibit or restrict it from, or otherwise materially adversely affect it in, conducting its applicable portion of the Ahlstrom Business in any jurisdiction in which it is now conducting the Ahlstrom Business.

         7.13     TAXES

                  (a) Each of the Ahlstrom Holding Companies and the Ahlstrom Operating Companies has (or, in the case of Tax Returns becoming due after the date hereof and on or before the Closing Date, will have prior to the Closing
Date) duly filed all Tax Returns, notices and other reports or filings required to be filed by any of the Ahlstrom Holding Companies or the Ahlstrom Operating Companies (collectively, "AHLSTROM TAX RETURNS") on or before the Closing Date (including, without limitation, in connection with or as a result of the Ahlstrom Reorganization) with respect to all applicable Taxes. All such Tax Returns are (or, in the case of returns becoming due after the date hereof, including, without limitation, in connection with or as a result of the Ahlstrom Reorganization, will be) true and complete in all material respects.

                  (b) All Taxes which are required to be paid by each of the Ahlstrom Holding Companies and the Ahlstrom Operating Companies before the Closing Date have been or will be paid in full prior to the Closing Date and an appropriate provision has been provided in respect of all Taxes that are not due prior to the Closing Date and that relate to the time period through December 31, 2003 in the Ahlstrom Financial Statements.

                  (c) There is no investigation or Claim pending or, to the Best Knowledge of Ahlstrom Corp, threatened in respect of any material Taxes for which any of the Ahlstrom Holding Companies and the Ahlstrom Operating Companies is, or is reasonably expected to become, liable. No Ahlstrom Holding Company or Ahlstrom Operating Company has consented to any waivers or extensions of any statute of limitations with respect to any taxable year of the Ahlstrom Group.

                  (d) No Ahlstrom Holding Company or Ahlstrom Operating Company is a party to an Agreement or arrangement relating to the sharing, allocation or payment of, indemnity or security for, Taxes, except for the Tax consolidation Agreements (e.g., Organschaft) set forth on Schedule 7.13, which will be terminated prior to the Closing Date.

                  (e) The execution and performance of this Contribution Agreement and the Related Documents will not result in: (i) the imposition of any Tax on or with respect to any Ahlstrom Holding Company or Ahlstrom Operating Company, or their respective Assets; or (ii) the Loss by any Ahlstrom Holding Company or Ahlstrom Operating Company of any Tax relief or Tax benefit other than the loss of trade Tax loss carryforwards and Tax loss carryforwards or other Tax attributes for which adequate provision has been made on the Ahlstrom Financial Statements.

                  (f) No Ahlstrom Holding Company and no Ahlstrom Operating Company has carried out any dealings with Affiliates on a non-arms length basis that could be assessed by the relevant Governmental Authorities to constitute hidden distributions of profits (verdeckte Gewinnausschuettung).

         7.14     REAL PROPERTY

                  (a) Schedule 7.14 lists all the Real Property used in the Ahlstrom Business (the "AHLSTROM REAL PROPERTY") and specifies the owner of each parcel thereof and sets forth a legal description for all such Real Property. The Ahlstrom Real Property is suitable and adequate in all material respects for the uses for which it is currently devoted. None of the Ahlstrom Holding Companies and the Ahlstrom Operating Companies own, lease, sublease, license or use any Real Property in the operation of the Ahlstrom Business other than the Ahlstrom Real Property.

                  (b) Each of the Ahlstrom Holding Companies and the Ahlstrom Operating Companies, as applicable, is the sole owner of good, valid and marketable fee simple or comparable title to the Ahlstrom Real Property listed in Schedule 7.14 as owned Ahlstrom Real Property and has valid and binding rights under leases to the Ahlstrom Real Property listed in Schedule 7.14 as leased Ahlstrom Real Property, in each case free and clear of all Encumbrances (other than Permitted Encumbrances). Schedule 7.14 contains an accurate and complete list of all mortgages and similar Encumbrances on the Ahlstrom Real Property.

                  (c) All buildings, structures, fixtures and other improvements on the Ahlstrom Real Property are: (i) in good repair, normal wear and tear excepted, and free of material defects (latent or patent); and (ii) are suitable and adequate in all material respects for the uses to which they are currently devoted. All such buildings, structures, fixtures and improvements on the Ahlstrom Real Property conform in all material respects to all material Laws. The buildings, structures, fixtures and improvements on each parcel of Ahlstrom Real Property lie entirely within the boundaries of such parcel of the Ahlstrom Real Property as specified in the legal description set forth in Schedule 7.14, and do not encroach in any material respects on any adjoining premises and no structures of any kind encroach in any material respects on such Ahlstrom Real Property.

                  (d) Except as set forth on Schedule 7.14: (i) none of the Ahlstrom Real Property is subject to any material Agreement or other material restriction of any nature whatsoever (recorded or unrecorded) preventing or limiting in any material respects any Ahlstrom Holding Company's or Ahlstrom Operating Company's right to convey or otherwise dispose of its interest in same; and (ii) none of the Ahlstrom Real Property is subject to any material Agreement or other material restriction of any nature whatsoever (recorded or unrecorded) preventing or limiting in any material respects any Ahlstrom Holding Company's or Ahlstrom Operating Companies' right to use it.

                  (e) No material portion of the Ahlstrom Real Property or any building, structure, fixture or improvement thereon is the subject of, or affected by, any condemnation or eminent domain Proceeding currently instituted or pending, and to Ahlstrom Corp's Actual Knowledge, none of the foregoing will be the subject of, or affected by, any such future Proceeding.

                  (f) The Ahlstrom Real Property has reasonably direct and unobstructed access to material public roads and to reasonably adequate material electric, gas, water, sewer and telephone lines, all of which are reasonably adequate for the uses to which such Ahlstrom Real Property is currently devoted.

                  (g) Except as disclosed on Schedule 7.14, there are no Persons in possession, or who have a right of possession of any portion of the Ahlstrom Real

Property other than the Ahlstrom Holding Companies or the Ahlstrom Operating Companies, whether as lessees, tenants at will or otherwise.

                  (h) Schedule 7.14 contains a complete and accurate copy of all Real Property Leases relating to the Ahlstrom Real Property. Each Real Property Lease entered into (whether as lessor or lessee) by each of the Ahlstrom Holding Companies or the Ahlstrom Operating Companies is: (i) valid, binding and enforceable in all material respects against the Ahlstrom Holding Companies and the Ahlstrom Operating Companies, as applicable; and (ii) to Ahlstrom Corp's Actual Knowledge, is valid, binding and enforceable in all material respects against the other parties thereto in accordance with its terms, and is in full force and effect in all material respects.

                  (i) None of the Ahlstrom Holding Companies or the Ahlstrom Operating Companies are in material default under, or in material breach of, or are otherwise materially delinquent in performance under any Real Property Lease entered into (whether as lessor or lessee) by the Ahlstrom Holding Companies or the Ahlstrom Operating Companies, and, to Ahlstrom Corp's Actual Knowledge, no event has occurred which, with due notice or lapse of time, or both, would constitute such a default.

         7.15     ENVIRONMENTAL AND SAFETY

                  (a) Each of the Ahlstrom Holding Companies and the Ahlstrom Operating Companies has complied in all material respects with, and each such company and all of the Ahlstrom Real Property is in compliance in all material respects with, all material Environmental and Safety Requirements; and there are no Proceedings pending or, to the Best Knowledge of Ahlstrom Corp, threatened against any Ahlstrom Holding Company or Ahlstrom Operating Company alleging any failure to so comply or involving any Environmental and Safety Requirement issue with respect to Ahlstrom its past operations or any Real Property of any Ahlstrom Holding Company or Ahlstrom Operating Company.

                  (b) No Ahlstrom Holding Company or Ahlstrom Operating Company has any material Liability arising under any Environmental and Safety Requirements.

                  (c) Except as set forth on Schedule 7.15, no Ahlstrom Holding Company or Ahlstrom Operating Company has received any written notice or report with respect to it or its Real Property regarding any: (i) actual or alleged violation of Environmental and Safety Requirements; or (ii) actual or potential Liability arising under Environmental and Safety Requirements, including any investigatory, remedial or corrective obligation, in each of (i) and (ii), during the last three calendar years.

                  (d) No Ahlstrom Holding Company or Ahlstrom Operating Company has assumed or undertaken any material Liability of any other Person under any Environmental and Safety Requirements.

                  (e) No Ahlstrom Holding Company or Ahlstrom Operating Company has treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled or released any substance, or owned or operated any Real Property in a manner that has given rise to material Liabilities of any Ahlstrom Holding Company or Ahlstrom Operating Company pursuant to any Environmental and Safety Requirement, including any material Liability for response costs, corrective action costs, personal injury, property damage, natural resources damage or attorney fees, or any investigative, corrective or remedial obligations.

                  (f) Schedule 7.15 sets forth all environmental matters for which a financial reserve has been made on the Ahlstrom Financial Statements and the amount of such reserve.

         7.16     TITLE TO ASSETS

                  Except for the leased Assets listed in Schedule 7.19 and subject to Section 7.14, each of the Ahlstrom Holding Companies and the Ahlstrom Operating Companies has, or upon consummation of the Ahlstrom Reorganization will have at the Closing Date, good, valid and marketable title to all Assets used in its applicable portion of the Ahlstrom Business, free and clear of all Encumbrances (other than Permitted Encumbrances). All personal property of the Ahlstrom Holding Companies and Ahlstrom Operating Companies is in normal operating condition and repair, normal wear and tear excepted, and is suitable and adequate for the uses for which it is used. All inventory of the Ahlstrom Holding Companies and Ahlstrom Operating Companies consists of items which are good and merchantable and of a quality and quantity presently usable and saleable in the Ordinary Course of Business, subject to any reserves properly reflected on the Ahlstrom Financial Statements under Ahlstrom Accounting Principles.

         7.17     INSURANCE

                  All policies of Assets, fire, hazard, casualty, liability, life, and other forms of insurance of any kind owned or held by, or for the benefit of, the Ahlstrom Holding Companies and the Ahlstrom Operating Companies:
(i) are in full force and effect and, to the Best Knowledge of Ahlstrom Corp, no grounds for termination of such policies exist; (ii) are sufficient for compliance by each of the Ahlstrom Holding Companies and the Ahlstrom Operating Companies with all requirements of applicable Law and of all Agreements which require any of the Ahlstrom Holding Companies or the Ahlstrom Operating Companies to acquire and/or maintain insurance; (iii) are valid and enforceable against the insurer in all material respects; and (iv) insure against risks of the kind customarily insured against and in amounts customarily carried by companies similarly situated and by companies engaged in similar businesses and owning similar properties, and provide adequate insurance coverage for the Ahlstrom Business and Assets of the Ahlstrom Holding Companies and the Ahlstrom Operating Companies. All premium and other payments required to be paid by, or on behalf of, each of the Ahlstrom Holding Companies and the Ahlstrom Operating Companies pursuant to such policies have been fully and timely made.

         7.18     INTELLECTUAL PROPERTY

                  (a) Schedule 7.18 contains a list: (i) of all Intellectual Property owned by each of the Ahlstrom Holding Companies and the Ahlstrom Operating Companies in respect of which a registration has been granted, and in respect of which a registration has been applied for, in each case specifying, as applicable (A) the nature of such Intellectual Property, (B) the owner of such Intellectual Property, (C) the jurisdictions in which such Intellectual Property has been registered, or in which an application for registration has been filed, and the registration or application numbers and (D) any licenses that have been granted with respect to such Intellectual Property; and (ii) of all licenses pursuant to which each of the Ahlstrom Holding Companies and the Ahlstrom Operating Companies has been granted the right to use Intellectual Property owned by another Person, in each case specifying (A) the licensor, (B) the duration of the license and (C) the royalties payable. The Intellectual Property listed on Schedule 7.18 is all Intellectual Property necessary to conduct the Ahlstrom Business as currently conducted.

                  (b) Each of the Ahlstrom Holding Companies and the Ahlstrom Operating Companies: (i) owns, or has a valid license to use, all Intellectual Property used by it in the Ordinary Course of Business in the Ahlstrom Business, except where the failure to own, or have a valid license to use, such Intellectual Property, individually or in the aggregate, has not had, and is not reasonably expected to have, an Ahlstrom Material Adverse Effect; and (ii) has made, or has had made on its behalf, all payments as and when required to validly maintain all registrations of, its ownership of, or its license to use, such Intellectual Property in full force and effect with any Governmental Authority or other Person, as the case may be. To the Best Knowledge of Ahlstrom Corp, there exist no grounds for termination of the Ahlstrom Holding Companies' or the Ahlstrom Operating Companies' ownership rights in, or licenses to use, the Intellectual Property referred to in the preceding sentence, in particular, there are no pending challenges of any Intellectual Property owned by an Ahlstrom Holding Company or an Ahlstrom Operating Company, and to Ahlstrom Corp's Best Knowledge, no such challenges are threatened.

                  (c) Other than the restrictions contained in the License Agreement, dated February 16, 2000, between Ahlstrom Alcore Oy, on the one hand, and Selectube and Abzac Inc., on the other hand, no Ahlstrom Holding Company or Ahlstrom Operating Company has granted an exclusive license with respect to any Intellectual Property used in the Ahlstrom Business to any third Person (other than another Ahlstrom Holding Company or Ahlstrom Operating Company).

                  (d) No Ahlstrom Holding Company or Ahlstrom Operating Company has any Actual Knowledge of, nor has it received any notice to the effect, that any product that any Ahlstrom Holding Company or Ahlstrom Operating Company sells or that any service any Ahlstrom Holding Company or Ahlstrom Operating Company renders, or that the manufacture, distribution, marketing, sale or use of any such product or service, may or is Claimed to infringe any Intellectual Property right of another.

         7.19     LEASED PERSONAL PROPERTY

                  Schedule 7.19 lists every lease, sublease and Agreement involving aggregate annual lease payments exceeding EUR30,000 per lease, per year (net of ancillary costs) under which any of the Ahlstrom Holding Companies and the Ahlstrom Operating Companies is lessee or lessor of any material Asset, or holds, manages or operates any material Asset owned by any third party, or under which any material Asset owned by any of the Ahlstrom Holding Companies and Ahlstrom Operating Companies is held, operated or managed by a third party. Each of the Ahlstrom Holding Companies and the Ahlstrom Operating Companies is the owner and holder of all rights under leases used by it in the Ahlstrom Business. Each such lease, sublease and other Agreement is in full force and effect and constitutes a legal, valid and binding obligation of, and is legally enforceable against, the respective Parties and grants the leasehold interest it purports to grant free and clear of all Encumbrances (other than Permitted Encumbrances). Each of the Ahlstrom Holding Companies and Ahlstrom Operating Companies has in all material respects performed all obligations thereunder required to be performed by any of them to date. No Party is in default in any material respect under any of the foregoing, and there has not occurred any event which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute such a material default.

         7.20     CERTAIN MATERIAL AGREEMENTS

                  (a) Subject to Section 7.14, except for the Agreements set forth on Schedule 7.20 ("AHLSTROM MATERIAL AGREEMENTS"), no Ahlstrom Holding Company or Ahlstrom Operating Company is a party to any written or oral:

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

                           (i) Agreement for the employment or retention of, whether on a full-time, part-time, consulting or other basis, or understanding with, any of the directors, top five officers, managing directors, general managers or country managers of the Ahlstrom Business, any Ahlstrom Holding Company or Ahlstrom Operating Company;

                           (ii) Agreement relating to Indebtedness or to the mortgaging, pledging or otherwise placing an Encumbrance (other than a Permitted Encumbrance) on any Asset of the Ahlstrom Business, or any Ahlstrom Holding Company or Ahlstrom Operating Company, with a fair market value in excess of EUR50,000;

                           (iii)    Agreement preventing or otherwise
                                    restricting the right of any Ahlstrom
                                    Holding Company or Ahlstrom Operating
                                    Company to make or receive Distributions;

                           (iv) Agreement involving the sale of the accounts receivable of any Ahlstrom Holding Company or Ahlstrom Operating Company to any other Person;

                           (v) Agreement with respect to the investing of funds, including, without limitation, any hedging Agreement;

                           (vi) Agreement under which any Ahlstrom Holding Company or Ahlstrom Operating Company is the lessor of, or permits any third Person to hold or operate, any real or personal property owned or controlled by any Ahlstrom Holding Company or Ahlstrom Operating Company in excess of EUR30,000;

                           (vii) assignment, license, indemnification or other Agreement with respect to any form of intangible property with Third Parties, including, without limitation, any Intellectual Property;

                           (viii) Agreement or group of related Agreements with the same Person for the sale of Assets or services which generated in excess of EUR100,000 in revenues in the most recent 12-month period or is reasonably expected to generate in excess of EUR100,000 in revenues in any 12-month period ending after the date hereof;

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

                           (ix) non-competition agreement which limits any Ahlstrom Holding Company or Ahlstrom Operating Company from freely engaging in any business anywhere in the world;

                           (x)      Agreement relating to the purchase,
                                    distribution, marketing, advertising or sale of any Ahlstrom Holding Company's or Ahlstrom Operating Company's or any other Person's products or services (other than Agreements entered into in the Ordinary Course of Business); or

                           (xi)     other than Agreements described and
                                    disclosed in subsections (i) through (x) above, Agreement pursuant to which any Ahlstrom Holding Company or Ahlstrom Operating Company has Liabilities or is required to make or give, or entitled to receive, aggregate payments or other value in excess of EUR100,000.

                  (b) All Ahlstrom Material Agreements are, or following the Ahlstrom Reorganization will be, an Asset of an Ahlstrom Holding Company or an Ahlstrom Operating Company, and no other Ahlstrom Group company is, or will be following the Ahlstrom Reorganization, a party to any such Ahlstrom Material Agreement.

                  (c) Except as specifically disclosed in Schedule 7.20, each of the Ahlstrom Holding Companies and Ahlstrom Operating Companies has performed in all material respects all obligations required to be performed by it, and is not in default under or in breach of, nor in receipt of any Claim of default or breach under, any Ahlstrom Material Agreement to which it is a party or by which any of its Assets may be bound, and, to the Actual Knowledge of Ahlstrom Corp, no event has occurred which with the passage of time or the giving of notice or both would result in such a material default or breach under any such Ahlstrom Material Agreement. To the Actual Knowledge of Ahlstrom Corp, no other party to any Ahlstrom Material Agreement to which any of the Ahlstrom Holding Companies or the Ahlstrom Operating Companies is a party, or by which any of their Assets may be bound, is in material default under or in breach of any Ahlstrom Material Agreements, and no event has occurred which with the passage of time or giving of notice or both would result in a material default or breach by such other party under any Ahlstrom Material Agreement. There has been made available to Ahlstrom Corp in the Ahlstrom Data Room: (i) a true and complete copy of each written Ahlstrom Material Agreement, together with all amendments, waivers or other changes thereto; and (ii) a true and complete description of the material terms of all oral Ahlstrom Material Agreements.

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

         7.21     LITIGATION; DISPUTES

                  Except as (x) set forth on Schedule 7.21 and (y) for matters which have not resulted, and could not reasonably be expected to result, in a fine or other award of damages in excess of EUR100,000, there are no: (i) Proceedings pending (for which proper service has been made) against or involving any of the Ahlstrom Holding Companies or the Ahlstrom Operating Companies, whether at law or in equity, whether civil or criminal in nature or by or before any Governmental Authority; (ii) customer Claims of any nature against any of the Ahlstrom Holding Companies or the Ahlstrom Operating Companies; or (iii) Orders of any Governmental Authority with respect to or involving any of the Ahlstrom Holding Companies and Ahlstrom Operating Companies, nor, in the case of (i), (ii) or (iii), to the Best Knowledge of Ahlstrom Corp, does there exist any basis for any such Proceeding, Claim or Order, or has any such Proceeding, Claim or Order been threatened.

         7.22     LABOR RELATIONS

                  (a) Except as set forth on Schedule 7.22, there are no strikes, work stoppages, or other disputes pending or, to the Best Knowledge of Ahlstrom Corp, threatened, or reasonably anticipated between any of the Ahlstrom Holding Companies or the Ahlstrom Operating Companies and: (i) any current or former employees of any of the Ahlstrom Holding Companies or the Ahlstrom Operating Companies involving amounts, individually or in the aggregate, exceeding EUR100,000; (ii) any union, employee representatives or other collective bargaining unit representing employees of the Ahlstrom Holding Companies or the Ahlstrom Operating Companies; or (iii) any social security Governmental Authority.

                  (b) No Ahlstrom Holding Company or Ahlstrom Operating Company has, or is obligated with respect to, any stock option, stock bonus, phantom stock plan, scheme or similar arrangement. Any unfunded pension Liability arrangements for present or former employees, directors, officers, managing directors, managers or workers of each of the Ahlstrom Holding Companies and the Ahlstrom Operating Companies is covered by adequate reserves in the Ahlstrom Financial Statements, and any other pension Liability is fully funded and complies with all statutory and regulatory funding obligations in respect of all categories of member.

                  (c) No Ahlstrom Holding Company or Ahlstrom Operating Company has any consulting arrangements with their respective directors.

                  (d) Each of the Ahlstrom Holding Companies and the Ahlstrom Operating Companies has complied, and is in compliance with, in all material respects, all Laws relating to employment, workers, the workplace, the termination of employment or income tax, wage withholding tax or social security matters, including, without limitation, provisions relating to wages, hours, collective bargaining, employee representation, consultation, safety and health, work authorization, equal employment opportunity, discrimination, immigration, withholding, unemployment compensation, worker's compensation, employee privacy and right to know and social security contributions.

                  (e) Except as set forth in Schedule 7.22 and without limiting the generality of the foregoing, no Ahlstrom Holding Company or Ahlstrom Operating Company is a party to any existing Agreement with an employee, officer, director, managing director, manager or agent which in case of termination could result in compensation payments in an amount exceeding EUR50,000.

                  (f) The consummation of the transactions contemplated in this Contribution Agreement (including the Ahlstrom Reorganization) will not cause any Ahlstrom Holding Company or Ahlstrom Operating Company to incur or suffer any Liability relating to, or obligation to pay, severance, termination, social security or other payments (including interest, penalties and charges relating thereto) to any Person.

                  (g) Except as set forth in Schedule 7.22, or as imposed by applicable Law, no Ahlstrom Holding Company or Ahlstrom Operating Company is a party to an Agreement or arrangement with any union, works council, other employee representation body or employee representatives, limiting its right to consummate the restructurings contemplated by the Business Plan, including the closure of any plants or other facilities, relocation or termination of employees.

         7.23     INVESTMENT REPRESENTATIONS

                  Ahlstrom Holding is acquiring the Ahlstrom Shares hereunder, for its own account, for investment and not with a view to the distribution thereof in violation of applicable securities Laws.

         7.24     SUBSIDIES

                  Schedule 7.24 contains a complete and correct list of all subsidies in an amount of EUR100,000 or more granted or awarded to any of the Ahlstrom Holding Companies or Ahlstrom Operating Companies or any of their predecessors during the last five calendar years in respect of the relevant portion of the Ahlstrom Business. Neither the Transaction (including the Ahlstrom Reorganization) nor the measures contemplated under the Business Plan will result in an obligation to repay (or lose the award) of any such subsidies.

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

         7.25     COMPLETENESS OF CONTRIBUTION

                  Following the Ahlstrom Reorganization, all Assets, Agreements and employees used in the conduct of the Ahlstrom Business as it is presently conducted will have been Transferred to the Ahlstrom Holding Companies and the Ahlstrom Operating Companies.

8.       CONDITIONS TO OBLIGATION OF SONOCO PRODUCTS

         The obligation of Sonoco Products to proceed with the Closing, and to consummate the transactions contemplated hereby and by each Related Document, is subject to the fulfillment or waiver by Sonoco Products (to the extent such condition can be waived), at or prior to the Closing, of each of the following conditions precedent:

         8.1      REPRESENTATIONS AND WARRANTIES

                  The representations and warranties given by Ahlstrom Corp and any other Ahlstrom Group Person party to a Transaction Document, to Sonoco Products or any other Sonoco Group Person in this Contribution Agreement and in each Related Document, as the case may be, shall be true and correct in all respects on the date hereof and at and as of the Closing Date (except for any changes expressly contemplated or permitted hereby), as if made at and as of such date (except for those representations and warranties which address matters only as of a particular date, which representations and warranties shall be true and correct as of such date); provided, however, that the condition precedent provided in this Section 8.1 shall be deemed to be met unless the failure of the representations and warranties given by Ahlstrom Corp and any other Ahlstrom Group Person party to a Transaction Document to be so true and correct results in, has resulted in, or could reasonably be expected to result in, individually or in the aggregate, a diminution in value of, Indebtedness of, or a Claim or Loss applicable to, the Ahlstrom Business in excess of EUR8,500,000.

         8.2      PERFORMANCE

                  Each of Ahlstrom Corp and its Affiliates shall have performed and complied in all material respects with all of its obligations, agreements and covenants required by this Contribution Agreement to be performed or complied with by Ahlstrom Corp and its Affiliates on or prior to the Closing Date, including, without limitation, its obligations, agreements and covenants set forth in Section 3.2, which shall have been performed in all respects.

         8.3      LEGAL PROCEEDINGS

                  There shall not be: (i) any Order of any nature issued by a Governmental Authority with competent jurisdiction directing that the transactions provided for herein or any aspect of them not be consummated as herein provided; or (ii) any Proceeding pending wherein an unfavorable Order would prevent the performance of this Contribution Agreement or any of the Related Documents, or the consummation of any aspect of the transactions or events contemplated hereby or thereby, declare unlawful any aspect of the transactions or events contemplated by this Contribution Agreement or any of the Related Documents or cause any aspect of the transactions contemplated by this Contribution Agreement or any of the Related Documents to be rescinded.

         8.4      CHANGE IN LAW

                  As of the Closing Date, there shall not have been any change in any Law that would prevent the consummation of the transactions contemplated by this Contribution Agreement or any of the Related Documents.

         8.5      ABSENCE OF AHLSTROM MATERIAL ADVERSE EFFECT

                  During the Interim Period, there shall not have occurred any Ahlstrom Material Adverse Effect, or any other material adverse change in the Assets, rights, Liabilities, financial condition or affairs of the Ahlstrom Business (other than (i) changes or conditions affecting the paper core/tube and core board industry generally, (ii) changes in macro-economic, regulatory or political conditions generally or (iii) changes resulting from a decision of a customer of the Ahlstrom Business not to continue to conduct business with any Ahlstrom Holding Company or Ahlstrom Operating Company), that, individually or in the aggregate, have resulted, or are reasonably expected to result, in a diminution in value of, Indebtedness of, or a Claim or Loss applicable to, the Ahlstrom Business in excess of EUR8,500,000.

         8.6      REQUIRED CONSENTS

                  All of the Required Consents shall have been obtained and be in full force and effect on the Closing Date.

         8.7      REQUIRED COMPETITION FILINGS

                  All of the Required Competition Filings shall have been made or given and approved, authorized, cleared or exempted by the applicable Governmental Authorities.

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

         8.8      AHLSTROM REORGANIZATION

                  The Ahlstrom Reorganization shall have been completed pursuant to Section 5.1(b).

         8.9      CHINA PURCHASE

                  The transaction contemplated by the China Purchase Agreement shall have been simultaneously consummated with the transactions contemplated hereby.

         8.10     WORKS COUNCIL CONSULTATION

                  The contribution of the paper plant located at Aalten, The Netherlands to the Joint Venture (the "AALTEN CONTRIBUTION") by way of contribution by Sonoco Luxco to the Joint Venture of the shares it owns in Sonoco Netherlands BV, shall not be consummated until Sonoco Netherlands BV shall have complied with its obligations under Article 24 of the Works Council Act of The Netherlands (the "WOR ACT"), and the works council of Sonoco Netherlands BV shall have been informed about the Joint Venture and the consequences thereof.

9.       CONDITIONS TO OBLIGATION OF AHLSTROM CORP

         The obligation of Ahlstrom Corp to proceed with the Closing, and to consummate the transactions contemplated hereby and by each Related Document, is subject to the fulfillment or waiver by Ahlstrom Corp (to the extent such condition can be waived), at or prior to the Closing, of each of the following conditions precedent:

         9.1      REPRESENTATIONS AND WARRANTIES

                  The representations and warranties given by Sonoco Products, and any other Sonoco Group Person party to a Transaction Document, to Ahlstrom Corp or any other Ahlstrom Group Person in this Contribution Agreement and in each Related Document, as the case may be, shall be true and correct in all respects on the date hereof and at and as of the Closing Date (except for any changes expressly contemplated or permitted hereby), as if made at and as of such date (except for those representations and warranties which address matters only as of a particular date, which representations and warranties shall be true and correct as of such date); provided, however, that the condition precedent provided in this Section 9.1 shall be deemed to be met unless the failure of the representations and warranties given by Sonoco Products and any other Sonoco Group Person party to a Transaction Document to be so true and correct results in, has resulted in, or could reasonably be expected to result in, individually or in the aggregate, a diminution in value of, Indebtedness of, or a Claim or Loss applicable to, the Sonoco Business in excess of EUR8,500,000.

         9.2      PERFORMANCE

                  Each of Sonoco Products and its Affiliates shall have performed and complied in all material respects with all of its obligations, agreements and covenants required by this Contribution Agreement to be performed or complied with by Sonoco Products and its Affiliates on or prior to the Closing Date, including, without limitation, its obligations, agreements and covenants set forth in Section 3.2, which shall have been performed in all respects.

         9.3      LEGAL PROCEEDINGS

                  There shall not be: (i) any Order of any nature issued by a Governmental Authority with competent jurisdiction directing that the transactions provided for herein or any aspect of them not be consummated as herein provided; or (ii) any Proceeding pending wherein an unfavorable Order would prevent the performance of this Contribution Agreement or any of the Related Documents or the consummation of any aspect of the transactions or events contemplated hereby or thereby, declare unlawful any aspect of the transactions or events contemplated by this Contribution Agreement or any of the Related Documents or cause any aspect of the transactions contemplated by this Contribution Agreement or any of the Related Documents to be rescinded.

         9.4      CHANGE IN LAW

                  As of the Closing Date, there shall not have been any change in any Law that would prevent the consummation of the transactions contemplated by this Contribution Agreement or any of the Related Documents.

         9.5      ABSENCE OF SONOCO MATERIAL ADVERSE EFFECT

                  During the Interim Period, there shall not have occurred any Sonoco Material Adverse Effect, or any other material adverse change in the Assets, rights, Liabilities, financial condition or affairs of the Sonoco Business (other than (i) changes or conditions affecting the paper core/tube and core board industry generally, (ii) changes in macro-economic, regulatory or political conditions generally or (iii) changes resulting from a decision of any customer of the Sonoco Business not to continue to conduct business with any Sonoco Holding Company or Sonoco Operating Company), that, individually or in the aggregate, have resulted, or are reasonably expected to result, in a diminution in value of, Indebtedness of, or a Claim or Loss applicable to, the Sonoco Business in excess of EUR8,500,000.

         9.6      REQUIRED CONSENTS

                  All of the Required Consents shall have been obtained and be in full force and effect on the Closing Date.

         9.7      REQUIRED COMPETITION FILINGS

                  All of the Required Competition Filings shall have been made or given and approved, authorized, cleared or exempted by the applicable Governmental Authorities.

         9.8      SONOCO REORGANIZATION

                  The Sonoco Reorganization shall have been completed pursuant to Section 5.1(a).

         9.9      CHINA PURCHASE
                  The transaction contemplated by the China Purchase Agreement shall have been simultaneously consummated with the transactions contemplated hereby.

         9.10     WORKS COUNCIL CONSULTATION

                  The Aalten Contribution shall not be consummated until Sonoco Netherlands BV shall have complied with its obligations under the WOR Act, and the works council of Sonoco Netherlands BV shall have been informed about the Joint Venture and the consequences thereof.

10.      SURVIVAL; INDEMNIFICATION; REMEDIES

         10.1     SURVIVAL OF REPRESENTATIONS AND WARRANTIES

                  (a) Claims for breach of the representations and warranties contained in this Contribution Agreement and Section 5 of the SDI IP License Agreement shall survive the Closing until (verjaehren) 24 months after the Closing Date; provided, however, that: (i) Claims for breach of the representations and warranties contained in Sections 6.1, 6.2, 6.3, 7.1, 7.2 and
7.3 of this Contribution Agreement shall survive the Closing until ten years after the Closing Date; (ii) Claims for breach of the representations and warranties contained in Sections 6.15 and 7.15 of this Contribution Agreement shall survive the Closing until seven years after the Closing Date; and (iii) Claims for breach of the representations and warranties contained in Sections
6.13 and 7.13 of this Contribution Agreement shall survive the Closing until the ninetieth day after the expiration of the respective assessment period applicable to the matters covered thereby. The covenants and other agreements of the Parties contained in this Contribution Agreement shall survive the Closing Date until they are otherwise terminated by their terms. The period from the Closing until the date upon which any representation, warranty, covenant or agreement contained herein shall terminate is referred to as the "SURVIVAL PERIOD."

                  (b) No Sonoco Indemnified Person or Ahlstrom Indemnified Person shall be entitled to make any Claim with respect to such representations, warranties, covenants or agreements after the expiration of the applicable Survival Period, if any, except that each Claim initiated by a Sonoco Indemnified Person or Ahlstrom Indemnified Person, as the case may be, prior to the expiration of the applicable Survival Period shall survive until it is settled or resolved. In addition: (i) no Sonoco Indemnified Person shall be entitled to make any Claim with respect to representations, warranties, covenants or agreements of Ahlstrom Corp or any other Ahlstrom Group Person at any time after Sonoco Products ceases, directly or indirectly, to be a shareholder of the Joint Venture; and (ii) no Ahlstrom Indemnified Person shall be entitled to make any Claim with respect to representations, warranties, covenants or agreements of Sonoco Products or any Sonoco Group Person at any time after Ahlstrom Corp ceases, directly or indirectly, to be a shareholder of the Joint Venture.

                  (c) The Representations and warranties contained in this Contribution Agreement and Section 5 of the SDI IP License Agreement shall survive the execution of the Transaction Documents and the consummation of the transactions contemplated hereby and all indemnification rights hereunder shall survive the execution of the Transaction Documents and the consummation of the transactions contemplated hereby and thereby until the applicable Survival Period.

         10.2     AGREEMENT OF SONOCO PRODUCTS TO INDEMNIFY

                  Sonoco Products shall indemnify, defend and hold harmless the Ahlstrom Indemnified Persons from and against all Losses in connection with, related to or arising out of:

                  (a) the untruth, inaccuracy or breach of any representation or warranty given or made by Sonoco Products or any Sonoco Group Person pursuant to this Contribution Agreement or in Section 5 of the SDI IP License Agreement;

                  (b) any nonfulfillment or breach of any covenant or agreement on the part of Sonoco Products or any Sonoco Group Person contained in this Contribution Agreement;

                  (c) any Claim by any third party (including Governmental Authorities) against or affecting the Joint Venture or any Sonoco Holding Company or Sonoco Operating Company which, if successful, would give rise to or relate to a breach of: (i) any of the representations or warranties on the part of Sonoco Products or any Sonoco Group Person referred to in paragraph (a) above at the time made; or (ii) covenants or agreements of Sonoco Products or any Sonoco Group Person referred to in paragraph (b) above;

                  (d) any Claim by any third party (including Governmental Authorities) or any incurrence of any Loss by any Ahlstrom Indemnified Person for, or that arose from or in connection with, or is directly or indirectly related to, any Sonoco Excluded Asset or Liability;

                  (e) any Losses sustained or suffered by any Ahlstrom Indemnified Person, including Claims sustained or suffered by any Ahlstrom Indemnified Person, (whether by, against or relating to Sonoco Products or any other Person, including without limitation a Governmental Authority) and arising, directly or indirectly, from the Sonoco Reorganization including, without limitation, any Tax or employment restructuring indemnities arising in connection with or triggered, directly or indirectly, by the Sonoco Reorganization and to be borne by the Joint Venture or any of its Affiliates;

                  (f) without prejudice to Section 6.3(d), the obligation of a Sonoco Holding Company or a Sonoco Operating Company to reimburse Losses of a Sonoco Group company or to Transfer its profits to a Sonoco Group company under a company agreement (Unternehmensvertrag within the meaning of the German Stock Corporation Act), except if such Sonoco Group company is a Sonoco Holding Company or a Sonoco Operating Company, or if (and to the extent that) such obligation is reflected in the Sonoco Financial Statements;

                  (g) without prejudice to Section 6.13, all Taxes paid and to be paid by the Sonoco Holding Companies or the Sonoco Operating Companies since December 31, 2003 (including under Tax consolidation arrangements (e.g., Organschaft) with other Sonoco Group companies) that relate to the time period through December 31, 2003, except if and to the extent that such Taxes were provided for in the Sonoco Financial Statements;

                  (h) any Liability arising out of, or related to, Sonoco SAS's ownership interest in, or sale of, shares of Papeteries du Rhin SA; or

                  (i) any Liability arising as a result of the Joint Venture's or its Affiliates' failure to fulfill its obligations under the Demolli Put or the Demolli Call (each as defined in the Shareholders' Agreement) due to the failure to obtain required approval from, or a prohibition by, a Governmental Authority responsible for enforcing applicable competition laws;

                           provided, however, that: (i) Sonoco Products shall
not be Liable under Sections 10.2(a) or 10.2(c)(i) until the aggregate amount of Losses with respect to the matters referred to in Sections 10.2(a) and 10.2(c)(i) exceeds EUR750,000, and then to the extent of Losses incurred in excess of such amount only, provided, that items of Loss that are individually in an amount less than EUR37,500 shall not be applied against such EUR750,000 amount; (ii) Sonoco Products' maximum Liability under Sections 10.2(a) and 10.2(c)(i) shall not exceed EUR25,000,000 in the aggregate; and (iii) Sonoco Products shall not be Liable for any matter disclosed in the Schedules to this Contribution Agreement.

         10.3     AGREEMENT OF AHLSTROM CORP TO INDEMNIFY

                  Ahlstrom Corp shall indemnify, defend and hold harmless the Sonoco Indemnified Persons from and against all Losses in connection with, related to or arising out of:

                  (a) the untruth, inaccuracy or breach of any representation or warranty given or made by Ahlstrom Corp or any Ahlstrom Group Company pursuant to this Contribution Agreement;

                  (b) any nonfulfillment or breach of any covenant or agreement on the part of Ahlstrom Corp or any Ahlstrom Group Company contained in this Contribution Agreement;

                  (c) any Claim by any third party (including Governmental Authorities) against or affecting the Joint Venture or any Ahlstrom Holding Company or Ahlstrom Operating Company which, if successful, would give rise to or relate to a breach of: (i) any of the representations or warranties on the part of Ahlstrom Corp or any Ahlstrom Group Company referred to in paragraph (a) above at the time made; or (ii) covenants or agreements of Ahlstrom Corp or any Ahlstrom Group Company referred to in paragraph (b) above;

                  (d) any Claim by any third party (including Governmental Authorities) or any incurrence of any Loss by any Sonoco Indemnified Person for, or that arose from or in connection with, or is directly or indirectly related to, any Ahlstrom Excluded Asset or Liability;

                  (e) any Losses sustained or suffered by any Sonoco Indemnified Person, including Claims sustained or suffered by any Sonoco Indemnified Person, (whether by, against or relating to Ahlstrom Corp or any other Person, including without limitation a Governmental Authority) and arising, directly or indirectly, from the Ahlstrom Reorganization including, without limitation, any Tax or employment restructuring indemnities arising in connection with or triggered, directly or indirectly, by the Ahlstrom Reorganization and to be borne by the Joint Venture or any of its Affiliates;

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

                  (f) without prejudice to Section 7.3(d), the obligation of an Ahlstrom Holding Company or an Ahlstrom Operating Company to reimburse Losses of an Ahlstrom Group company or to Transfer its profits to an Ahlstrom Group company under a company agreement (Unternehmensvertrag within the meaning of the German Stock Corporation Act), except if such Ahlstrom Group company is an Ahlstrom Holding Company or an Ahlstrom Operating Company, or if (and to the extent) that such obligation is reflected in the Ahlstrom Financial Statements;

                  (g) without prejudice to Section 7.13, all Taxes paid and to be paid by the Ahlstrom Holding Companies or the Ahlstrom Operating Companies since December 31, 2003 (including under Tax consolidation arrangements (e.g., Organschaft) with other Ahlstrom Group companies) that relate to the time period through December 31, 2003, except if and to the extent that such Taxes were provided for in the Ahlstrom Financial Statements; or

                  (h) any Liability arising under the Concluding Memorandum, dated April 25, 2002, between Advance Agro Holding Co., Ltd. and Ahlstrom Cores Oy; or

                  (i) any Liability arising under Environmental and Safety Requirements with respect to the landfill operated by Karhula Services, including, without limitation, any Liability related to (A) land restoration or landscaping required upon the closure of such landfill in excess of the Joint Venture Commitment, (B) the Karhula Commitment Agreement, (C) any remediation obligation resulting from Ahlstrom Cores Oy's ownership in Karhula Services, delivery of waste to such landfill or otherwise, or (D) any obligation of Karhula Services to construct an environmental lining, install a sewage system or upgrade the wastewater management system at the landfill; provided, however, that any such Liability related to the use of the landfill by the Joint Venture or its Affiliates after the Closing Date shall be the responsibility of the Joint Venture.

                           provided, however, that: (i) Ahlstrom Corp shall not
be Liable under Sections 10.3(a) or 10.3(c)(i) until the aggregate amount of Losses with respect to the matters referred to in Sections 10.3(a) and 10.3(c)(i) exceeds EUR750,000, and then to the extent of Losses incurred in excess of such amount only, provided, that items of Loss that are individually in an amount less than EUR37,500 shall not be applied against such EUR750,000 amount; (ii) Ahlstrom Corp's maximum Liability under Sections 10.3(a) and 10.3(c)(i) shall not exceed EUR25,000,000 in the aggregate; and (iii) Ahlstrom Corp shall not be Liable for any matter disclosed in the Schedules to this Contribution Agreement.

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

         10.4     INDEMNIFICATION PROCEDURES

                  The Liabilities of each of Sonoco Products and Ahlstrom Corp with respect to its indemnities pursuant to this Section 10 resulting from any Claim or Loss shall be subject to the following terms and conditions:

                  (a) Sonoco Products or Ahlstrom Corp, as the case may be, shall give prompt written notice to the indemnifying Party as soon as it has knowledge of any Claim or Loss which is asserted against, resulting to, imposed upon or incurred by an Ahlstrom Indemnified Person or a Sonoco Indemnified Person, as the case may be, and which may give rise to Liability of the indemnifying Party pursuant to this Section 10, stating (to the extent known or reasonably anticipated) the nature and basis of such Claim or Loss and the amount thereof. Any delay in notification to the indemnifying Party of such Claim or Loss shall not relieve the indemnifying Party of its obligations hereunder, except to the extent such delay shall have adversely prejudiced the ability of the indemnifying Party to defend the Claim.

                  (b) The indemnifying Party shall have the right, but not the obligation, to control the defense and engage counsel or representatives of its own choosing with respect to any such Claim or Loss, such representation (including the compromise or settlement of any Claim or Loss) to be undertaken on behalf of and for the account and risk of the indemnifying Party. In the event the indemnifying Party elects not to undertake such defense by its own representatives, the indemnifying Party shall give prompt written notice of such election to the indemnified Person, and the indemnified Person will undertake the defense thereof by counsel or other representatives designated by it whom the indemnifying Party determines in writing to be satisfactory for such purposes. The consent of the indemnifying Party to the indemnified Person's choice of counsel or other representative shall not be unreasonably withheld and shall be deemed granted if not objected to within ten days of notice thereof.

                  (c) In the event that any Claim or Loss shall arise out of a transaction or cover any period or periods wherein Sonoco Products and Ahlstrom Corp, on the one hand, and the Joint Venture, on the other hand, shall each be liable hereunder for part of the Liability arising therefrom, then the Parties shall, each choosing its own counsel and bearing its own expense, defend such Claim or Loss, and no settlement or compromise of such Claim or Loss may be made without the joint consent or approval of Sonoco Products and Ahlstrom Corp (which consent shall not be unreasonably withheld).

                  (d) To the extent an indemnification payment pursuant to this
Section 10 shall be reduced by withholding Tax or causes a Tax to be payable by the indemnified person with respect to such payment without such indemnified Person having received and utilized a corresponding Tax reduction or benefit with respect

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

to the Claim or Loss for which the indemnification payment was made, the indemnifying Party shall increase the gross amount of such payment by a sufficient amount so that the net balance held by the indemnified Person, after imposition of such withholding Tax or Tax payable with respect to such payment, equals the amount of the indemnity payment to which the indemnified Person is entitled pursuant to this Section 10.4.

                  (e) An indemnifying Party shall not be held liable for indemnification to the extent the Loss for which indemnification is sought may be attributed to any grossly negligent voluntary action or omission on the part of the indemnified Party after the date hereof.

                  (f) An indemnifying Party shall not be held liable in respect of any breach of representation or warranty which would not have occurred but for: (i) any Tax Law promulgated after the date of this Agreement; or (ii) any Environment and Safety Requirements promulgated after the date of this Agreement.

                  (g) Any indemnification due by an indemnifying Party in connection with any Loss shall be reduced by the amount of any insurance proceeds actually received by the indemnified Person.

                  (h) An indemnifying Party shall not be held liable for indemnification to the extent the indemnified Person (i) did not, after acquiring Actual Knowledge of the facts or circumstances giving rise or likely to give rise to a Loss, use reasonable efforts to mitigate the corresponding Loss or (ii) intentionally uncovered facts or circumstances in order to make a Claim for a breach of the representation and warranties contained in Section
6.15 or 7.15, as applicable, except if such facts and circumstances were uncovered by any such indemnified Person in satisfaction of its obligations under applicable Law.

                  (i) In the event that the facts or circumstances giving rise to a Claim is curable, in whole or in part, the Sonoco Indemnified Person or Ahlstrom Indemnified Person, as the case may be, shall give the indemnifying Party 30 days to cure such facts or circumstances.

                  (j) Any indemnification payments required by this Section 10 shall be made by wire transfer of immediately available funds to the account designated by the indemnified Person within 15 days of determination. For the avoidance of doubt, any indemnification payments owing by an indemnifying Party in respect of Losses suffered by the Joint Venture or its Affiliates shall be payable exclusively by such indemnifying Party to the Joint Venture or its Affiliate concerned.

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

         10.5     REMEDIES EXCLUSIVE AND CUMULATIVE

                  The rights and remedies provided in this Contribution Agreement shall, to the extent permitted by Law, be the exclusive remedies of the Parties with respect to the subject matter of this Contribution Agreement. Except as expressly stated in this Contribution Agreement, including in particular in this Section 10, all other and further liability of the Parties with respect to the Contribution of the Sonoco Business or the Ahlstrom Business, as the case may be, regardless of the kind of liability and the legal basis on which claims may be raised (including warranty claims for factual or legal deficiencies (Gewaehrleistung), fault at the conclusion of an agreement (culpa in contrahendo), violation of implied obligations (positive Vertragsverletzung), rescission for error (Anfechtung wegen Irrtum), or frustration (Wegfall der Geschaeftsgrundlage, etc.) are explicitly excluded, unless a Party or their respective representatives violated intentionally their statutory or contractual obligations to the other Party. Also excluded is the right of the Parties to any remedies not specially provided for herein, including the right to withdraw from this Contribution Agreement (Ruecktritt). The rights and remedies provided herein shall be cumulative with one another and the assertion by any Party of certain of such rights or remedies shall not preclude the assertion by that Party of any of the other rights or remedies hereunder against a Party or its successors or permitted assigns, as provided herein.

11.      TERMINATION

         11.1     TERMINATION

                  This Contribution Agreement may be terminated at any time before the Closing Date only under any one or more of the following circumstances:

                  (a) by the mutual written consent of Sonoco Products and Ahlstrom Corp;

                  (b) by Sonoco Products, by written notice of termination delivered to Ahlstrom Corp, if any of the conditions set forth in Section 8 have not been satisfied or waived by Sonoco Products (to the extent they may be waived) by September 30, 2004, and such failure to satisfy such conditions is not the result solely of the necessity of obtaining approvals or satisfying requirements of any Governmental Authority;

                  (c) by Ahlstrom Corp, by written notice of termination delivered to Sonoco Products, if any of the conditions set forth in Section 9 have not been satisfied or waived by Ahlstrom Corp (to the extent they may be waived) by September 30, 2004, and such failure to satisfy such conditions is not the result solely of the necessity of obtaining approvals or satisfying requirements of any Governmental Authority; or

                  (d) by either Party, by written notice of termination delivered to the other Party, if any of the conditions set forth in Section 8 (if Sonoco Products is the Party seeking to terminate this Contribution Agreement) or Section 9 (if Ahlstrom Corp is the Party seeking to terminate this Contribution Agreement) are not satisfied or waived by the Party for whose benefit such conditions exist by December 31, 2004.

         11.2     EFFECT OF TERMINATION

                  In the event this Contribution Agreement is terminated as provided in this Section 11, this Contribution Agreement shall forthwith become wholly void and of no effect, and the Parties shall be released from all future obligations hereunder; provided, however, that nothing in this Section 11 shall relieve any Party of Liability for any breach occurring prior to termination, and provided further that the provisions of Section 10 (with respect to any Claim for indemnification relating to the period before such termination only), this Section 11, Sections 12.2, 12.3, 12.7 and 12.8 shall not be extinguished but shall survive such termination. The Parties shall have any and all remedies to enforce such obligations provided at Law.

12.      GENERAL PROVISIONS

         12.1     ADDITIONAL ACTIONS AND DOCUMENTS

                  Each Party hereby agrees to take, or cause to be taken, all such further commercially reasonable actions to issue and receive such legal declarations, or cause to be issued or received such legal declarations, to execute and file, or cause to be executed and filed, such further documents and to obtain such consents, as may be necessary or as may be reasonably requested, in order to fully effect the purposes, terms and conditions of this Contribution Agreement.

         12.2     NO BROKERS

                  Each Party represents and warrants to the other Party that such Party has not engaged any broker, finder or agent in connection with the transactions contemplated by this Contribution Agreement or any Related Document which will give rise to any obligation of any other Party or its Affiliates under applicable Law to pay any brokerage fees, finders' fees or commissions, and has not incurred (and will not incur) any unpaid liability to any broker, finder or agent for any brokerage fees, finders' fees or commissions, with respect to the transactions contemplated by this Contribution Agreement. Each Party agrees to indemnify, defend and hold harmless the other Party from and against any and all Claims or Losses asserted against such Party or its Affiliates for any such fees or commissions by any persons purporting to act or to have acted for or on behalf of the indemnifying Party. For the avoidance of doubt, all fees, expenses or other amounts payable to Per Karlsson

& Co AB for services rendered in connection with the transactions contemplated hereby shall be paid by Ahlstrom Corp.

         12.3     EXPENSES

                  Each Party shall pay its own expenses incident to this Contribution Agreement and each Related Document, and the transactions contemplated hereunder and thereunder (including, without limitation, in connection with the Sonoco Reorganization or the Ahlstrom Reorganization), including all legal and accounting fees and disbursements. Notwithstanding the foregoing: (i) the filing fees required in connection with the Required Competition Filings as contemplated by this Contribution Agreement, and legal fees and expenses incurred in connection with the assessment, preparation and filing of such Required Competition Filings, shall be borne one-half by Sonoco Products and one-half by Ahlstrom Corp; and (ii) all fees incurred in connection with the notarization of the Transaction Documents as required under German Law shall be borne one-half by Sonoco Products and one-half by Ahlstrom Corp; provided, however, that Sonoco Products shall pay no more than EUR20,000 (net) in connection with such notarization, and Ahlstrom Corp shall pay any remaining amount.

         12.4     ASSIGNMENT

                  (a) Neither Sonoco Products nor Ahlstrom Corp may assign its rights and obligations under this Contribution Agreement, in whole or in part, whether by operation of Law or otherwise, without the prior written consent of the other Party, and any such assignment contrary to the terms hereof shall be null and void and of no force and effect.

                  (b) No Party may unreasonably withhold its consent to an assignment by a Party of rights and obligations under this Contribution Agreement, provided that: (i) the proposed assignee is a wholly-owned downstream Affiliate of the assignor; (ii) the assignee agrees in writing to assume the obligations of assignor under this Contribution Agreement and the Related Documents; (iii) the assignor unconditionally guarantees (by way of an independent guarantee (selbststaendiges Schuldversprechen)) that the assignee will duly perform the assumed obligations under this Contribution Agreement or the Related Documents; and (iv) the assignee agrees to Transfer back to the assignor such rights and obligations in the event that such assignee ceases to be a wholly-owned downstream Affiliate of the assignor.

         12.5     ENTIRE AGREEMENT; AMENDMENTS

                  (a) This Contribution Agreement, including the Exhibits and Schedules, and the Related Documents constitute the entire agreement of the Parties with respect to the transactions contemplated hereby, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein. Notwithstanding the foregoing, the Confidentiality Agreement, dated June 6, 2003, between Sonoco Products and Ahlstrom Corp shall remain in full force and effect pursuant to its terms.

                  (b) The terms and provisions of this Contribution Agreement (including this Section 12.5(b)) may not be amended, modified, or waived, temporarily or permanently, except pursuant to a written instrument executed by both Parties.



         12.6     WAIVER

                  No delay or failure on the part of any Party in exercising any right, power or privilege under this Contribution Agreement or any Related Document shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any Party unless made in writing and signed by the Party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

         12.7     GOVERNING LAW; SERVICE OF PROCESS

                  (a) This Contribution Agreement shall be governed by and construed in accordance with the domestic laws of the Federal Republic of Germany without giving effect to any choice of law or conflict of law provision or rule (whether of the laws of the Federal Republic of Germany or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the jurisdiction of the Federal Republic of Germany.

                  (b) Sonoco Products appoints Sonoco CPD GmbH, Nikolaus-Otto-Stra(beta)e, 56727 Mayen, Germany and Ahlstrom Corp appoints Ahlstrom Holding, Romereschstrasse 33, 49070, Osnabruck, Germany, as its agent for service of process (Zustellungsbevollmaechtigter) for all legal proceedings arising out of or in connection with this Contribution Agreement. This appointment shall only terminate upon the appointment of another agent for service of process domiciled in Germany and the appointment has been notified to and approved in writing by Sonoco or Ahlstrom, as the case may be (which approval shall not be unreasonably withheld). Sonoco Products and Ahlstrom Corp shall promptly after the date hereof and upon appointment of any new agent for service of process, as the case may be, issue to the agent a written power of attorney (Vollmachtsurkunde) and shall irrevocably instruct the agent to submit such deed in connection with any service of process under this Contribution Agreement.

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

         12.8     ARBITRATION

                  All controversies, Claims, disputes and matters in question arising out of, or relating to, this Contribution Agreement or any Related Document, including any questions regarding the existence, validity or termination of this Contribution Agreement ("DISPUTES") shall be finally resolved through submission to final and binding arbitration as follows:

                  (a) Any Party may exercise the right to arbitrate any Disputes against the other by sending written notice to arbitrate to the other Party of any action that gives rise to such Disputes, which notice shall include the amount in controversy. The written notice shall identify and describe the nature of any and all Disputes asserted and the facts upon which such Disputes are based;

                  (b) The place of the arbitration shall be Frankfurt am Main, Germany, and the proceedings shall be conducted in the English language;

                  (c) The arbitration will be conducted pursuant to the International Chamber of Commerce ("ICC") arbitration rules and procedures and by three arbitrators chosen in accordance with the procedure used by the ICC. All of the arbitrators shall be qualified to be a judge in Germany under the German Law of the Judiciary ("Deutsches Richtergesetz") and shall not be an Affiliate of any party to the Dispute and shall not have any potential for bias or conflict of interest with respect to any party to the Dispute, directly or indirectly, by virtue of any direct or indirect financial interest, family relationship, close friendship or otherwise (the "ARBITRATORS");

                  (d) Each Party shall bear equally the costs of arbitration, filing fees and the fees of the Arbitrators. Each Party shall bear its own attorneys' fees, witness fees and other costs. The Parties shall mutually agree with the Arbitrators on the date, time and place of the arbitration. In the event that the Parties are unable to mutually agree to the date, time, and place within the Frankfurt am Main, Germany, for the arbitration to be conducted, the Arbitrators shall determine the date, time, and place of the arbitration in Frankfurt am Main, Germany;

                  (e) Notwithstanding the above, the Arbitrators shall have the power, but not the obligation, to order that the Party it deems to be the losing Party pay to the prevailing Party all or a portion of the prevailing Party's fees and expenses in the arbitration, including the Arbitrators' fees, attorneys' fees, fees for expert testimony and for other expenses of presenting its case;

                  (f) The Arbitrators shall have exclusive authority to resolve any Disputes between the Parties. The Arbitrators shall have the power to award damages against any Party and to make an award granting such further relief as they deem just, proper, and equitable. The Arbitrators shall follow the laws of the

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

Federal Republic of Germany. The Arbitrators shall render a written arbitration decision that reveals the essential findings and conclusions upon which the award is based; and

                  (g) Any award issued by the Arbitrators pursuant to this
Section 12.8 shall be made in the English language, denominated in Euros and delivered within 120 days of the date on which such arbitration proceeding commenced and shall be final and binding and enforceable in any court of competent jurisdiction. Judgment on the award rendered by the Arbitrators may be entered in any court having jurisdiction thereof.

         12.9     SEVERABILITY

                  If any part of any provision of this Contribution Agreement or any Related Document, or other document delivered pursuant herewith or therewith, shall be invalid or unenforceable in any respect, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the validity and enforceability of the remaining parts of such provision or the remaining provisions of this Contribution Agreement. The Parties shall negotiate with a view to agreeing a replacement provision that is valid, and the nature and economic considerations of which come as close as possible to the voided provision. Failing agreement of the Parties on such replacement provision after good faith negotiations, any Party may, by notice to the other Party, refer the determination of such replacement provision to arbitration pursuant to Section 12.8. For the avoidance of doubt, this Section
12.9 shall not be construed to amend automatically this Contribution Agreement, or to require any Party to agree to changes in this Contribution Agreement, which are, in either case, imposed by Governmental Authorities as a condition to any review, approval or other action by such Governmental Authorities.

         12.10    NOTICES

                  All notices, requests, demands, claims, consents and other communications which are required or otherwise delivered hereunder shall be in writing in the English language and shall be deemed to have been duly given if:
(i) personally delivered; (ii) sent by internationally recognized overnight courier; (iii) mailed by registered or certified mail with postage prepaid, return receipt requested; or (iv) transmitted by facsimile or telecopy (with a copy of such transmission concurrently transmitted by registered or certified mail with postage prepaid, return receipt requested), to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

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

         (i)      If to Sonoco Products, to:

                  Harris E. DeLoach, Jr.
                  President and Chief Executive Officer
                  Sonoco Products Company
                  1 North Second Street
                  Hartsville, SC 29550 USA
                  Facsimile: +1-843-383-7008

         with a copy (which shall not constitute notice) to:

                  Claud v.S. Eley
                  Hogan & Hartson L.L.P.
                  875 Third Avenue
                  New York, NY  10022 USA
                  Facsimile: +1-212-918-3100

         (ii)     If to Ahlstrom Corp, to:

                  General Counsel
                  Ahlstrom Corporation, PB 329
                  Etelaesplanadi 14
                  00101 Helsinki, Finland
                  Facsimile: + 358-10-888-4789

         with a copy (which shall not constitute notice) to:

                  Stephan Barthelmess
                  Cleary, Gottlieb, Steen & Hamilton
                  Main Tower
                  Neue Mainzer Strasse 52
                  60311 Frankfurt an Main, Germany
                  Facsimile: + 49-69-97103-199

or to such other address as the Party to whom such notice or other communication is to be given may have furnished to each other Party in writing in accordance herewith. Any such notice or communication shall be deemed to have been received: (i) when delivered, if personally delivered; (ii) when sent, if sent by facsimile or telecopy; (iii) on the next Business Day after dispatch, if sent by nationally recognized, overnight courier guaranteeing next Business Day delivery; and (iv) on the tenth Business Day following the date on which the piece of mail containing such communication is posted, if sent by mail; provided, that where, in the case of personal delivery, facsimile or telecopy transmission, delivery or transmission occurs after 6:00 p.m. (local time at the place of receipt) on a Business

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

Day or on a day which is not a Business Day, receipt shall be deemed to occur at 9:00 a.m. (local time at the place of receipt) on the next following Business Day.

         12.11    INTERPRETATION; HEADINGS

                  (a) To the extent that the interpretation of any English language provision of this Contribution Agreement conflicts or is otherwise inconsistent with the German language equivalent of such provision contained in this Contribution Agreement, if any, the German language equivalent of such provision contained in this Contribution Agreement shall govern such interpretation and the Arbitrators shall be bound thereby.

                  (b) Section headings contained in this Contribution Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Contribution Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

         12.12    LIMITATION ON BENEFITS

                  The covenants, undertakings and agreements set forth in this Contribution Agreement shall be solely for the benefit of, and shall be enforceable only by, the Parties and their respective successors and permitted assigns, except that the agreements set forth in Section 10 also shall be for the benefit of, and enforceable by, the Ahlstrom Indemnified Persons, the Sonoco Indemnified Persons and their respective successors or permitted assigns as third party beneficiaries (unechter Vertrag zugunsten Dritter).

         12.13    SUCCESSORS AND ASSIGNS

                  Subject to any provisions hereof restricting assignment, this Contribution Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns
(Gesamtrechtsnachfolger).

                                    EXHIBIT A
                            TO CONTRIBUTION AGREEMENT


                                   DEFINITIONS

         "AALTEN CONTRIBUTION" has the meaning set forth in Section 8.10.

         "ACCOUNTANT'S DETERMINATION" has the meaning set forth in Section 4.6.

         "ACTUAL KNOWLEDGE" means, with respect to any Person, actual knowledge of such Person, including, without limitation, in the case of incorporated Persons, the actual knowledge of the officers, directors, managing directors and general managers, as the case may be, of such Person; provided, that: (i) the "Actual Knowledge" of Sonoco Products shall include the Actual Knowledge of any Sonoco Holding Company and Sonoco Operating Company; and (ii) the "Actual Knowledge" of Ahlstrom Corp shall include the Actual Knowledge of any Ahlstrom Holding Company and Ahlstrom Operating Company.

         "AFFILIATE" means, with respect to any specified Person, any other Person who, directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with such specified Person; provided, however, that, from and after the Closing, the Joint Venture and its subsidiaries shall not be deemed an Affiliate of either Sonoco Products and its Affiliates (other than the Joint Venture and its subsidiaries) or Ahlstrom Corp and its Affiliates (other than the Joint Venture and its subsidiaries), and vice versa.

         "AGREEMENT" means any concurrence of understanding and intention between two or more persons (or entities) with respect to their relative rights and/or obligations or with respect to a thing done or to be done (whether oral or in recorded form and whether or not conditional, executory, express, implied, in writing or meeting the requirements of contract), including without limitation contracts, leases, promissory notes, easements, rights of way, covenants and commitments, including those related to the settlement of disputes or Claims.

         "AHLSTROM ACCOUNTING PRINCIPLES" means accounting standards Applied on a Consistent Basis by Ahlstrom Corp and attached as Exhibit U.

         "AHLSTROM BUSINESS" has the meaning set forth in the Recitals.

         "AHLSTROM CLOSING STATEMENTS" has the meaning set forth in Section 4.2(ii)(C).

         "AHLSTROM CONSENTS" means the consents listed in Schedule 7.2.

                               Exhibit A - Page 1

         "AHLSTROM CONTRIBUTED SHARES" means all of the shares or ownership interests, as applicable, in Ahlstrom Cores Oy and Ahlstrom Cores GmbH.

         "AHLSTROM CONTRIBUTION" has the meaning set forth in Section 2.2(b).

         "AHLSTROM CORP" has the meaning set forth in the Introduction.

         "AHLSTROM DATA ROOM" means, collectively, the due diligence rooms containing the information regarding the Ahlstrom Business assembled for purposes of the due diligence carried out by Sonoco Products and its Representatives at KPMG LLP's offices and Ahlstrom Corp's offices in Helsinki, Finland.

         "AHLSTROM EQUALIZATION AMOUNT" has the meaning set forth in Section 5.1(d).

         "AHLSTROM EXCLUDED ASSET OR LIABILITY" means any Asset or Liability of Ahlstrom Corp or the Ahlstrom Group, whether presently existing or arising hereafter, which is not part of the Ahlstrom Business, including, without limitation, any Liability (environmental or otherwise) of any Ahlstrom Group company related to the Pont Audemer facility in France and any Liability of any Ahlstrom Holding Company or Ahlstrom Operating Company in respect of any employees who are not primarily working for the Ahlstrom Business.

         "AHLSTROM FINANCIAL STATEMENTS" has the meaning set forth in Section 7.7(a).

         "AHLSTROM GROUP" means, collectively, Ahlstrom Corp with respect to the Ahlstrom Business, including, prior to the Closing, the Ahlstrom Holding Companies and the Ahlstrom Operating Companies.

         "AHLSTROM HOLDING" means Ahlstrom Holding GmbH, a company organized under the laws of Germany and a wholly-owned subsidiary of Ahlstrom Corp.

         "AHLSTROM HOLDING COMPANIES" means, collectively: (i) Ahlstrom Cores Oy, a company organized under the laws of Finland; and (ii) Ahlstrom Cores Holding AB, a company organized under the laws of Sweden.

         "AHLSTROM INDEMNIFIED PERSON" means the Joint Venture, Ahlstrom Corp, the Ahlstrom Holding Companies, the Ahlstrom Operating Companies, and their respective Affiliates, partners, officers, directors, managing directors, managers, employees, agents and representatives, in each case other than any member of the Sonoco Group.

                               Exhibit A - Page 2

         "AHLSTROM MATERIAL ADVERSE EFFECT" means any circumstance, event, change in, or effect on any of the Ahlstrom Holding Companies or the Ahlstrom Operating Companies that has a material adverse effect or change on or to the Ahlstrom Business, Assets, Liabilities, relationship with material customers or suppliers, condition (financial or otherwise), prospects, operations, earnings, cash flows or results of operations of the Ahlstrom Holding Companies or the Ahlstrom Operating Companies, taken as a whole, whether such material adverse effect or change occurs before or after the Ahlstrom Contribution.

         "AHLSTROM MATERIAL AGREEMENTS" has the meaning set forth in Section 7.20(a).

          "AHLSTROM OPERATING COMPANIES" means, collectively: (i) Ahlstrom Cores SAS, a company organized under the laws of France; (ii) Ahlstrom Cores Ou, a company organized under the laws of Estonia; (iii) Ahlstrom Cores B.V., a company organized under the laws of The Netherlands; (iv) Ahlstrom Cores
Sp. z o.o., a company organized under the laws of Poland; (v) Ahlstrom Cores AS, a company organized under the laws of Norway; (vi) Ahlstrom Cores AB, a company organized under the laws of Sweden; (vii) ZAO Ahlstrom Cores, a company organized under the laws of Russia; (viii) AT-Spiral; (ix) Ahlstrom Cores GmbH, a company organized under the laws of Germany; and (x) Karhula Services.

         "AHLSTROM PROHIBITED TRANSACTIONS" has the meaning set forth in Section 4.1(d).

         "AHLSTROM REAL PROPERTY" has the meaning set forth in Section 7.14(a).

         "AHLSTROM REORGANIZATION" has the meaning set forth in Section 5.1(b).

         "AHLSTROM REORGANIZATION DEVIATIONS" has the meaning set forth in
Section 4.2(a)(ii)(A).

         "AHLSTROM SHARES" has the meaning set forth in Section 2.2(b).

         "AHLSTROM SUPPLY AGREEMENT" has the meaning set forth in Section 3.2(f)(vii).

         "AHLSTROM TAX RETURNS" has the meaning set forth in Section 7.13(a).

         "ALTERNATIVE TRANSACTION" means: (i) any direct or indirect acquisition or purchase of any shares of equity interests or debt securities of any of the Sonoco Holding Companies or the Sonoco Operating Companies or any of the Ahlstrom Holding Companies or the Ahlstrom Operating Companies, as the case may be, or any interests therein; (ii) any direct or indirect acquisition or purchase of all or a material portion of the Assets of any of the Sonoco Holding Companies or the

                               Exhibit A - Page 3

Sonoco Operating Companies, or any of the Ahlstrom Holding Companies or the Ahlstrom Operating Companies, as the case may be; (iii) the merger, consolidation or business combination of any of the Sonoco Holding Companies or the Sonoco Operating Companies, or any of the Ahlstrom Holding Companies or the Ahlstrom Operating Companies, as the case may be; (iv) the refinancing of any of the Sonoco Holding Companies or the Sonoco Operating Companies, or any of the Ahlstrom Holding Companies or the Ahlstrom Operating Companies, as the case may be; or (v) the liquidation, dissolution, reorganization or similar transaction involving any of the Sonoco Holding Companies or the Sonoco Operating Companies, or any of the Ahlstrom Holding Companies or the Ahlstrom Operating Companies, as the case may be, in each of clauses (i) through (v) above, other than the transactions contemplated by this Contribution Agreement.

         "APPLIED ON A CONSISTENT BASIS" means, with respect to any Person, prepared using the same accounting principles, policies, standards, practices and estimates used by such Person in prior periods and as used in the preparation of such Person's most recent audited financial statements.

         "ARBITRATORS" has the meaning set forth in Section 12.8(c).

         "ASSETS" means, with respect to any Person, all businesses, properties, fixed assets, machinery, equipment, furniture, fixtures, licenses, permits, franchises, goodwill and rights of such Person, individually and as a going concern, of every nature, kind and description, tangible and intangible, owned or leased, wheresoever located and whether or not carried or reflected on the books or records of such Person, used or held for use, in connection with the operation of such Person's business, as the case may be; provided, that: (i) the "Assets" of the Sonoco Group means the "Assets" of the Sonoco Group upon consummation of the Sonoco Reorganization; and (ii) the "Assets" of the Ahlstrom Group means the "Assets" of the Ahlstrom Group upon consummation of the Ahlstrom Reorganization.

         "AT-SPIRAL" means AT-Spiral Oy, a company organized under the laws of Finland.

         "BEST KNOWLEDGE" means, with respect to any Person: (i) actual knowledge of such Person and its Affiliates (including, without limitation, in the case of incorporated Persons, the actual knowledge of the officers, directors, managing directors and managers, as the case may be, of such Person and its Affiliates); and (ii) that knowledge which could have been acquired by such Person after making such due inquiry and exercising such due diligence as a prudent business person would have made or exercised in the management of his or her business affairs in light of all the circumstances applicable thereto, including due inquiry of those key employees and professionals of such Person and its Affiliates who could reasonably be expected to have actual knowledge of the matters in question.

                               Exhibit A - Page 4

         "BUSINESS DAY" means any day that is not a Saturday, Sunday or legal holiday or other day on which banks are required to be closed in Brussels, Belgium, Helsinki, Finland or New York, New York.

         "BUSINESS PLAN" has the meaning set forth in Section 2.1(e).

         "CASH AND CASH EQUIVALENTS" means, with respect to any Person, cash or cash equivalents, of such Person, whether credited to an account at a financial institution, or in hand, of such Person, including marketable short-term securities, other short-term investments, notes receivable, non-trade intercompany receivables and accrued interest income.

         "CHARTER DOCUMENT" means, with respect to any Person, the articles of association, by-laws, partnership agreement and/or other applicable constitutive or organizational documents of such Person.

         "CHINA PURCHASE AGREEMENT" means the Stock Purchase Agreement, dated the date hereof, between Sonoco Products and Ahlstrom Corp.

         "CLAIM" means any claim, demand, Order or Proceeding.

         "CLOSING" has the meaning set forth in Section 3.1.

         "CLOSING DATE" has the meaning set forth in Section 3.1.

         "CLOSING STATEMENTS" has the meaning set forth in Section 4.2(a)(i)(C).

         "CONTRIBUTION AGREEMENT" has the meaning set forth in the Introduction, including all Schedules and Exhibits hereto.

         "CONTROL" (together with the correlative meanings, "CONTROLLED BY" or "UNDER COMMON CONTROL WITH") means the possession, direct or indirect, of the power to direct, or cause the direction of, the management and policies of a Person whether through the ownership of shares or ownership interests, voting rights, by contract or otherwise.

         "DISPUTES" has the meaning set forth in Section 12.8.

         "DISTRIBUTIONS" means, with respect to any Person: (i) the payment of any dividend on or in respect of shares or ownership interests or membership interests of such Person; (ii) the purchase, redemption, or other retirement of any shares or ownership interests or membership interests of such Person, directly by such Person or indirectly through a Subsidiary of such Person or otherwise; (iii) the direct or indirect return of capital by such Person to its stockholders or members as

                               Exhibit A - Page 5
such; or (iv) any other distribution on or in respect of any shares or ownership interests or membership interests of such Person.

         "ENCUMBRANCE" means and includes any security interest, mortgage, Lien, pledge, Claim, charge, escrow, encumbrance, cloud, option, security agreement or other similar agreement, arrangement, Agreement, understanding or obligation, whether written or oral and whether or not relating in any way to credit or the borrowing of money.

         "ENVIRONMENTAL AND SAFETY REQUIREMENTS" means all Laws, Orders, contractual obligations and all common law concerning public health and safety, worker health and safety, and pollution or protection of the environment, including all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control or cleanup of any hazardous materials, substances or wastes, chemical substances or mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or byproducts, asbestos, polychlorinated biphenyls, noise or radiation.

         "EQUALIZATION STATEMENT" has the meaning set forth in Section 4.1(b).

         "EXAMINATION PERIOD" has the meaning set forth in Section 4.3.

         "EXHIBIT" means an Exhibit to this Contribution Agreement.

         "GAAP" means generally accepted accounting principles, Applied on a Consistent Basis.

         "GERMAN CIVIL CODE" means Buergerliches Gesetzbuch.

         "GERMAN LAW OF THE JUDICIARY" means Deutsches Richtergesetz.

         "GERMAN STOCK CORPORATION ACT" means Aktiengesetz.

         "GOVERNMENTAL AUTHORITY" means any federal, state, local or regional government, regulatory authority, administrative agency, instrumentality, department, commission, board, bureau, agency, arbitrator, court or tribunal, whether domestic, foreign or supranational and whether legislative, executive or judicial, including, without limitation, any competition Law authority or commission.

         "GUARANTEE" means any obligation, contingent or otherwise, of any Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person in any manner, whether directly or indirectly, including any obligation of such Person, direct or indirect: (i) to purchase or pay (or

                               Exhibit A - Page 6
advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness or other obligation; (ii) to purchase property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof; (iii) to purchase or otherwise pay for merchandise, materials, supplies, services or other property under an Agreement or other arrangement which provides that payment for such merchandise, materials, supplies, services or other property shall be made regardless of whether delivery of such merchandise, materials, supplies, services or other property is ever made or tendered; or (iv) to maintain the working capital, equity capital or other financial statement condition of any primary obligor, provided, however, that the term Guarantee shall not include endorsement of instruments for deposit and collection in the Ordinary Course of Business.

         "ICC" has the meaning set forth in Section 12.8(c).

         "INDEBTEDNESS" means, with respect to any Person, without duplication:
(i) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind; (ii) all obligations of such Person evidenced by (or which customarily would be evidenced by) bonds, debentures, notes or similar instruments; (iii) all reimbursement obligations of such Person with respect to letters of credit and similar instruments; (iv) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person; (v) all obligations of such Person incurred, issued or assumed as the deferred purchase price of property other than accounts payable incurred and paid on terms customary in the business of such Person (it being understood that the "deferred purchase price" in connection with any purchase of property or assets shall include only that portion of the purchase price which shall be deferred beyond the date on which the purchase is actually consummated); (vi) all obligations secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed; (vii) all obligations of such Person under forward sales, futures, options and other similar hedging arrangements (including interest rate hedging or protection agreements); (viii) all obligations of such Person to purchase or otherwise pay for merchandise, materials, supplies, services or other property under an arrangement which provides that payment for such merchandise, materials, supplies, services or other property shall be made regardless of whether delivery of such merchandise, materials, supplies, services or other property is ever made or tendered; (ix) all guarantees by such Person of obligations of others; and (x) all capitalized lease obligations of such Person.

         "INTELLECTUAL PROPERTY" means all patents, trademarks, service marks, trade names, domain names, logos, trade dress, copyrights, know-how, trade

                               Exhibit A - Page 7
secrets, inventions, methods, processes, practices, computer software, web sites, industrial and other designs and drawings, other works of authorship, and all general intangibles of a like nature, whether or not protectable by copyright, patent, trademark or other applicable law, and all registrations, applications, disclosures and filings with respect to the foregoing, and all reissuances, continuations-in-part, revisions, extensions, reexaminations and renewals thereof, together with their foreign counterparts, as applicable.

         "INTERCOMPANY DEBT" means: (i) with respect to the Sonoco Products or any of its Affiliates, all Indebtedness between a Sonoco Holding Company or Sonoco Operating Company, on the one hand, and Sonoco Products and its other Affiliates not transferred to the Joint Venture, on the other hand, which Indebtedness is outstanding on such date of determination; and (ii) with respect to the Ahlstrom Corp and any of its Affiliates, all Indebtedness between a Ahlstrom Holding Company or Ahlstrom Operating Company, on the one hand, and Ahlstrom Corp and its other Affiliates not transferred to the Joint Venture, on the other hand, which Indebtedness is outstanding on such date of determination.

         "INTEREST BEARING DEBT" means, with respect to any Person, any interest bearing Indebtedness owed to financial institutions, Liabilities under capital leases and non-trade Intercompany Debt, plus, where applicable, any accrued and unpaid interest thereon.

         "INTERIM PERIOD" has the meaning set forth in Section 5.2(a).

         "INTRODUCTION" means the Introduction to this Contribution Agreement.

         "IP LICENSE AGREEMENTS" means, collectively, the Joint Venture/Sonoco IP License Agreement and the SDI IP License Agreement.

         "JOINT VENTURE" has the meaning set forth in the Recitals.

         "JOINT VENTURE COMMITMENT AMOUNT" has the meaning set forth in Section 5.11.

         "JOINT VENTURE/SONOCO IP LICENSE AGREEMENT" has the meaning set forth in Section 3.2(e)(ii).

         "JOINT VENTURE STARTING BALANCE SHEET" has the meaning set forth in
Section 4.5.

         "JOINT VENTURE SUPPLY AGREEMENT" has the meaning set forth in Section 3.2(e)(v).

                               Exhibit A - Page 8

         "KARHULA COMMITMENT AGREEMENT" means the Commitment, dated December 31, 1999, by and between Ahlstrom Cores Oy and Karhula Services.

         "KARHULA SERVICES" means Ahlstrom Karhulan Palvelot Oy, a company organized under the laws of Finland.

         "LAW" means all statutes, laws, ordinances, regulations, rules, resolutions, orders, determinations, writs, injunctions, awards (including without limitation awards of any arbitrator), judgments and decrees applicable to the specified persons or entities and to the businesses and assets thereof (including without limitation Laws relating to securities registration and regulation; the sale, leasing, ownership or management of real property; employment practices, terms and conditions, and wages and hours; building standards, land use and zoning; safety, health and fire prevention; and environmental protection).

         "LIABILITY" means any liability or obligation, whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated and whether due or to become due, regardless of when asserted.

         "LIEN" means, with respect to any Asset, any mortgage, lien, pledge, charge, security interest or Encumbrance of any kind, or any Agreement to give the foregoing in respect of such Asset.

         "LOSS" means any loss, Liability, action, cause of action, cost, damage, deficiency, Tax, penalty, fine or expense, whether or not arising out of any Claims by or on behalf of any Party to this Contribution Agreement or any Third Party, including interest, penalties, reasonable attorneys' fees and expenses and all amounts paid in investigation, defense or settlement of any of the foregoing which any such Party or the Joint Venture or its subsidiaries may suffer, sustain or become subject to, as a result of, in connection with, or relating to or by virtue of any indemnifiable event or condition, reduced by the amount of any Tax benefit to such Party resulting from such Loss, in each case on an after Tax basis; provided, however, any Claim relating to a Loss suffered by Demolli Industria Cartaria S.p.A., or by any Party, the Joint Venture or its subsidiaries as a result of its direct or indirect interest in Demolli Industria Cartaria S.p.A., shall include 100% of such Loss if such Loss is suffered by any Party, the Joint Venture or its subsidiaries after the acquisition by the Joint Venture or its Affiliates of the remaining 75% of Demolli Industria Cartaria S.p.A. that an Affiliate of Sonoco Products does not own on the date hereof.

         "NET CASH/INTEREST BEARING DEBT" means, with respect to any Person, all Cash and Cash Equivalents of such Person less Interest Bearing Debt calculated in accordance with accounting principles used in the Ordinary Course of Business of such Person. If Cash and Cash Equivalents exceed Interest Bearing Debt, the

                               Exhibit A - Page 9
amount of Net Cash/Interest Bearing Debt shall be positive; if Interest Bearing Debt exceeds Cash and Cash Equivalents, the amount of Net Cash/Interest Bearing Debt shall be negative.

         "OBJECTION NOTICE" has the meaning set forth in Section 4.3.

         "ORDER" or "ORDERS" means any judgments, writs, decrees, injunctions, orders, compliance agreements or settlement agreements of or with any Governmental Authority.

         "ORDINARY COURSE OF BUSINESS" means, with respect to any Person, ordinary course of business consistent with past practices of such Person and prudent customary business operations.

         "OUTSTANDING BORROWINGS" means: (i) with respect to the Sonoco Group, all Indebtedness of each Sonoco Holding Company, Sonoco Operating Company and Sonoco Products or any of its other Affiliates on behalf of the Sonoco Business for money borrowed, or any Guarantee provided, by any Sonoco Holding Company, Sonoco Operating Company and Sonoco Products or any of its other Affiliates on behalf of the Sonoco Business, other than Intercompany Debt of the Sonoco Group, which Indebtedness is outstanding on such date of determination; and (ii) with respect to the Ahlstrom Group, all Indebtedness of each Ahlstrom Holding Company, Ahlstrom Operating Company and Ahlstrom Corp or any of its other Affiliates on behalf of the Ahlstrom Business for money borrowed, or any Guarantee provided, by any Ahlstrom Holding Company, Ahlstrom Operating Company and Ahlstrom Corp or any of its other Affiliates on behalf of the Ahlstrom Business, other than Intercompany Debt of the Ahlstrom Group, which Indebtedness is outstanding on such date of determination.

         "PARTY" and "PARTIES" has the meanings set forth in the Introduction.

         "PENSION CONTRIBUTIONS" has the meaning set forth in Section 5.14.

         "PENSION SERVICE COST" has the meaning set forth in Section 5.14.

         "PERMITTED ENCUMBRANCES" means: (i) Encumbrances for Taxes not yet due and payable or being contested in good faith by appropriate proceedings and for which there are adequate reserves on the books of the applicable Person; (ii) workers or unemployment compensation Liens arising in the Ordinary Course of Business; (iii) mechanic's, materialman's, supplier's, vendor's or similar Liens arising in the Ordinary Course of Business securing amounts that are not delinquent or past due; (iv) Encumbrances relating to purchase money security interests arising in the Ordinary Course of Business; (v) Liens not created by a Person that affect the underlying fee interest of any Real Property leased by such Person but which do not materially interfere with the ordinary conduct of the

                               Exhibit A - Page 10
business of such Person and will not materially interfere with the quiet enjoyment of such leased Real Property during the term of the applicable lease;
(vi) zoning ordinances and other governmental land use restrictions; (vii) easements, reservations and restrictions of legal record affecting Real Property which would not, individually or in the aggregate, materially affect the value of such Real Property or materially interfere with the present use of such Real Property; and (viii) any state of facts that an accurate survey would show, provided such facts do not individually or in the aggregate, materially affect the value of such Real Property or materially interfere with the present use of such Real Property.

         "PERMITS" means all permits, licenses, authorizations, registrations, franchises, approvals, consents, certificates, variances and similar rights obtained, or required to be obtained, from Governmental Authorities.

         "PERSON" means, and shall be construed broadly and shall include, an individual, a partnership, a corporation, a company, an association, a joint stock company, a limited liability company, a limited liability partnership, a trust, a joint venture, an unincorporated organization and a Governmental Entity or similar entities.

         "PROCEEDING" means any action, suit, proceeding, complaint, charge, hearing, inquiry, audit or investigation before or by any Governmental Authority.

         "REAL PROPERTY" means, with respect to any Person, the real property owned, leased, subleased, licensed, operated, used, held for use or otherwise occupied by such Person in its business and all buildings, structures, improvements and fixtures thereon, together with all rights of way, easements, privileges and appurtenances pertaining thereto, including any right, title and interest in and to any street adjoining any portion of such real property.

         "REAL PROPERTY LEASE" means any lease, sublease, license or other form of occupancy agreement entered into by a Person (whether as lessor or lessee) with respect to Real Property.

         "RECITALS" means the Recitals to this Contribution Agreement.

         "REFERENCE PERIOD" has the meaning set forth in Section 4.1(c).

         "RELATED DOCUMENTS" means, collectively, the Shareholders' Agreement, the Services Agreements, the Joint Venture/Sonoco IP License Agreement, the SDI IP License Agreement, the Representation Agreement, the China Purchase Agreement, the Joint Venture Supply Agreement and the VP Supply Agreement.

         "REPRESENTATION AGREEMENT" has the meaning set forth in Section 3.2(e)(vi).

                               Exhibit A - Page 11

         "REPRESENTATIVES" has the meaning set forth in Section 5.2(a).

         "REQUIRED COMPETITION FILINGS" has the meaning set forth in Section 5.3(b).

         "REQUIRED CONSENTS" means, collectively, the Sonoco Consents and the Ahlstrom Consents; provided, however, that for purposes of the conditions precedent in Sections 8.6 and 9.6, (i) any Ahlstrom Consent the satisfaction of which is solely within the control of Ahlstrom Corp shall not be a condition precedent for Ahlstrom Corp and (ii) any Sonoco Consent the satisfaction of which is solely within the control of Sonoco Products shall not be a condition precedent for Sonoco Products.

         "SCHEDULE" means a Schedule to this Contribution Agreement.

         "SCHWEIGHOUSE" means SEM Construction Schweighouse S.a r.l., a company organized under the laws of France.

         "SDI IP LICENSE AGREEMENT" has the meaning set forth in Section 3.2(e)(iii).

         "SECTION" means a Section (or a subsection) of this Contribution Agreement.

         "SERVICES AGREEMENT" has the meaning set forth in Section 3.2(e)(iv).

         "SETTLEMENT AGREEMENT" has the meaning set forth in Section 4.2(b).

         "SHAREHOLDERS' AGREEMENT" has the meaning set forth in Section
3.2(e)(i).

         "SODAREC" means Sodarec S.a r.l., a company organized under the laws of France.

         "SONOCO BUSINESS" has the meaning set forth in the Recitals.

         "SONOCO CLOSING STATEMENTS" has the meaning set forth in Section 4.2(a)(i)(C).

         "SONOCO CONSENTS" means the consents listed on Schedule 6.2.

         "SONOCO CONTRIBUTED SHARES" means all of the shares or ownership interests, as applicable, in the Sonoco Holding Companies, Sonoco Greece, Sonoco Netherlands B.V. and Sonoco Poland S.p. z o.o.

         "SONOCO CONTRIBUTION" has the meaning set forth in Section 2.2(a).

                               Exhibit A - Page 12

         "SONOCO DATA ROOM" means the due diligence room containing the information regarding the Sonoco Business assembled for purposes of the due diligence carried out by Ahlstrom Corp and its Representatives at the offices of Sonoco Europe S.A. in Brussels, Belgium.

         "SONOCO EQUALIZATION AMOUNT" has the meaning set forth in Section
5.1(c).

         "SONOCO EXCLUDED ASSET OR LIABILITY" means any Asset or Liability of Sonoco Products or the Sonoco Group, whether presently existing or arising hereafter, which is not part of the Sonoco Business, including, without limitation, the UK Pension Obligation and any Liability of any Sonoco Holding Company or Sonoco Operating Company in respect of any employees who are not primarily working for the Sonoco Business

         "SONOCO EXTRAORDINARY TRANSACTIONS" has the meaning set forth in
Section 4.1(a).

         "SONOCO FINANCIAL STATEMENTS" has the meaning set forth in Section 6.7(a).

         "SONOCO GREECE" means Hellenic Paper Mill of Central Macedonia-Sonoco S.A., a company organized under the Laws of Greece.

         "SONOCO GREECE PREDECESSOR" means Sonoco IPD Greece SA, a company organized under the laws of Greece.

         "SONOCO GROUP" means, collectively, Sonoco Products with respect to the Sonoco Business, Sonoco International, Sonoco Luxco, including prior to the Closing, the Sonoco Holding Companies and the Sonoco Operating Companies.

         "SONOCO HOLDING COMPANIES" means, collectively: (i) Sonoco Deutschland Holdings GmbH, a company organized under the laws of Germany; (ii) Sonoco SAS, a company organized under the laws of France; (iii) Sonoco Newco Swiss; (iv) Sonoco Iberia S.L., a company organized under the laws of Spain; (v) Sonoco Netherlands Holdings I B.V., a company organized under the laws of The Netherlands; and (vi) Sonoco Holding Italia S.r.l., a company organized under the laws of Italy.

         "SONOCO INDEMNIFIED PERSON" means the Joint Venture, Sonoco Products, the Sonoco Holding Companies, the Sonoco Operating Companies, and their respective Affiliates, partners, officers, directors, managing directors, managers, employees, agents and representatives, in each case other than any member of the Ahlstrom Group.

         "SONOCO INTERNATIONAL" means Sonoco International, Inc., a company organized under the laws of the State of Delaware.

                               Exhibit A - Page 13

         "SONOCO LUXCO" means Sonoco Luxembourg S.a r.l., a company organized under the laws of Luxembourg and an indirect, wholly-owned subsidiary of Sonoco Products.

         "SONOCO MATERIAL ADVERSE EFFECT" means any circumstance, event, change in, or effect on any of the Sonoco Holding Companies or the Sonoco Operating Companies that has a material adverse effect or change on or to the Sonoco Business, Assets, Liabilities, relationship with material customers or suppliers, condition (financial or otherwise), prospects, operations, earnings, cash flows or results of operations of the Sonoco Holding Companies or the Sonoco Operating Companies taken as a whole, whether such material adverse effect or change occurs before or after the Sonoco Contribution.

         "SONOCO MATERIAL AGREEMENTS" has the meaning set forth in Section 6.20(a).

         "SONOCO NEWCO GERMANY" means a company to be organized under the laws of Germany as part of the Sonoco Reorganization, as described in more detail in Exhibit S.

         "SONOCO NEWCO GIBRALTAR" means a company organized under the laws of Gibraltar which is part of the Sonoco Reorganization, as described in more detail in Exhibit S.

         "SONOCO NEWCO UK" means a company to be organized under the laws of England and Wales as part of the Sonoco Reorganization, as described in more detail in Exhibit S.

         "SONOCO NEWCO SWISS" means a company to be organized under the laws of Switzerland as part of the Sonoco Reorganization, as described in more detail in Exhibit S.

         "SONOCO OPERATING COMPANIES" means, collectively: (i) Sonoco IPD France S.A., a company organized under the laws of France; (ii) Sonoco Eurocore, S.A., a company organized under the laws of Belgium; (iii) Sonoco Paper France S.A., a company organized under the laws of France; (iv) Tubetex, NV, a company organized under the laws of Belgium; (v) Sonoco IPD GmbH, a company organized under the laws of Germany; (vi) Sonoco Caprex Karton- und Papierverarbeitungs AG, a company organized under the laws of Switzerland; (vii) Sonoco Deutschland GmbH, a company organized under the laws of Germany; (viii) Sonoco OPV Hulsen GmbH, a company organized under the laws of Germany; (ix) Demolli Industria Cartaria S.p.A., a company organized under the laws of Italy; (x) Sonoco Poland S.p. z o.o., a company organized under the laws of Poland; (xi) Sonoco Barcelona S.A., a company organized under the laws of Spain; (xii) Sonoco Pina S.A., a company

                               Exhibit A - Page 14
organized under the laws of Spain; (xiii) Sonoco Ambalaj Sanayi ve Ticaret AS, a company organized under the laws of Turkey; (xiv) Sonoco Norge AS, a company organized under the laws of Norway; (xv) Sonoco Newco UK; (xvi) Sonoco Europe S.A., a company organized under the laws of Belgium; (xvii) Sonoco Greece; (xviii) Sonoco Netherlands B.V., a company organized under the laws of The Netherlands; (xix) Schweighouse; (xx) Sodarec; and (xxi) Sonoco Newco Germany.

         "SONOCO PREDECESSOR COMPANIES" means the Sonoco UK Predecessor and the Sonoco Greece Predecessor.

         "SONOCO PRODUCTS" has the meaning set forth in the Introduction.

         "SONOCO PROHIBITED TRANSACTIONS" has the meaning set forth in Section 4.1(c).

         "SONOCO REAL PROPERTY" has the meaning set forth in Section 6.14(a).

         "SONOCO REORGANIZATION" has the meaning set forth in Section 5.1(a).

         "SONOCO REORGANIZATION DEVIATIONS" has the meaning set forth in Section 4.2(a)(i)(A).

         "SONOCO SHARES" has the meaning set forth in Section 2.2(a).

         "SONOCO TAX RETURNS" has the meaning set forth in Section 6.13(a).

         "SONOCO UK PREDECESSOR" means Sonoco Ltd., the predecessor of Sonoco Newco UK, in respect of its operation of its allocable portion of the Sonoco Business, prior to the Transfer of such allocable portion of the Sonoco Services to Sonoco Newco UK.

         "SURVIVAL PERIOD" has the meaning set forth in Section 10.1(a).

         "TAXES" means all national, local and foreign taxes (including without limitation income, withholding on dividends, interest and royalties, profit, franchise, sales, use, real property, personal property, value added (VAT), ad valorem, excise, employment, wage taxes, and withholding taxes or advance payments regarding taxes as well as social security contributions, stamp or capital taxes and taxes on net wealth) and installments of estimated taxes, assessments, deficiencies, levies, imports, duties, license fees, registration fees, withholdings, or other similar charges of every kind, character or description imposed by any governmental or quasi-governmental authorities, and any interest, penalties or additions to tax imposed thereon or in connection therewith.

                               Exhibit A - Page 15

         "TAX RETURN" means any return, declaration, report, claim for refund or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

         "TERRITORY" means, collectively, the countries of continental Africa, Europe (including Russia) and the Middle East (for purposes of this Contribution Agreement the following countries shall be deemed to be the Middle East:
Afganistan, Bahrain, Cyprus, Iran, Iraq, Israel, Jordan, Kuwait, Kyrgyzstan, Lebanon, Oman, Pakistan, Qatar, Saudi Arabia, Syria, Tajikistan, Turkey, Turkmenistan, United Arab Emirates, Uzbekistan and Yemen).

         "TRANSACTION" has the meaning set forth in the Recitals.

         "TRANSACTION DOCUMENTS" has the meaning set forth in Section 6.2(a).

         "TRANSFER" means, as to any security or assets, to sell, or in any other way transfer, assign, gift, contribute, pledge, grant a security interest in, distribute, encumber or otherwise dispose of (including, without limitation, the foreclosure or other acquisition by any lender with respect to any security or asset pledged to such lender by the holder of such security or asset), such security or asset, either voluntarily or involuntarily and with or without consideration.

         "UK PENSION OBLIGATION" means any Pension obligation of any member of the Sonoco Group incorporated or active in the UK with respect to employees who are not, at the time of the Sonoco Reorganization, active exclusively in the Sonoco Business and either are not Transferred, or object to being Transferred, to the Joint Venture in connection with the transactions contemplated hereby.

         "UK PENSION PLAN" has the meaning set forth in Section 5.14(a).

         "UK TRANSFERRED EMPLOYEES" has the meaning set forth in Section 5.14.

         "VP SUPPLY AGREEMENT" has the meaning set forth in Section 3.2(e)(vii).

         "WOR ACT" has the meaning set forth in Section 8.10.

                                     * * * *



                               Exhibit A - Page 16

                                    EXHIBIT H
                            TO CONTRIBUTION AGREEMENT


                              LIST OF NEW DIRECTORS


Sonoco Appointees
-----------------
Harris DeLoach
Charles Hupfer
Jim Bowen
Isabelle Flamme

Ahlstrom Appointees
-------------------
Juha Rantanen
Svante Adde
Alex Schmitt














                               Exhibit H - Page 1

                                    EXHIBIT T
                            TO CONTRIBUTION AGREEMENT


                     DESCRIPTION OF AHLSTROM REORGANIZATION

1. The contribution by Ahlstrom Corp of its direct and indirect interests in the Ahlstrom Holding Companies and the Ahlstrom Operating Companies to Ahlstrom Holding.

2. With affect as of the Closing Date, Ahlstrom Corp shall, and shall cause its Affiliates to, terminate all management services agreements and division management services agreements between any of the Ahlstrom Holding Companies or the Ahlstrom Operating Companies, on the one hand, and Ahlstrom Corp or any of its other Affiliates, on the other hand, referred to in Schedule 7.11. Any amounts paid under such agreements for the period from January 1, 2004 through the Closing Date shall be promptly reimbursed to the payor from the respective payee after the Closing Date including interest thereon from the date the payment was made until the date the reimbursement is made at a rate of 3% per annum.

         As soon as practicable after the Closing Date (but in no event later than 45 days after the Closing Date), Ahlstrom Corp will prepare and deliver to Sonoco Products a reasonably detailed report on such payments and reimbursements.









                               Exhibit T - Page 1